                                             The Diversified Investors


                                                       Funds Group and

                                            Strategic Allocation Funds

                                                    1998 Annual Report





                                            Strategic Allocation Funds

                                         Stephens Select Equity Fund

                                   Stephens Intermediate Bond Fund

                                       International Equity Fund

                                          High Yeild Bond Fund

                                           Aggressive Equity

                                       Special Equity Fund

                                      Equity Growth Fund

                                Growth and Income Fund

                                   Equity Value Fund

                                Equity Income Fund

                                   Balanced Fund

                Government/Corporate Bond Fund

                Intermediate Government Fund

                    High Quality Bond Fund

                      Money Market Fund





                                                       [LOGO]
                                                     Diversified
                                                     Investment
                                                      Advisors

This report is not to be construed as an offering for sale of any shares of The Diversified Investors Funds Group of The Diversified Investors Strategic Allocation Funds, or as a solicitation as an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains the complete information of charges and expenses.

This is a combined annual report for the series of The Diversified Investors Funds Group and The Diversified Investors Stategic
Allocation Funds.

      THE DIVERSIFIED INVESTORS FUNDS GROUP AND STRATEGIC ALLOCATION FUNDS

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
Average Annual Total Returns................................     1-15

FINANCIAL STATEMENTS:
Money Market................................................    16-18
High Quality Bond...........................................    19-21
Intermediate Government Bond................................    22-24
Government Corporate Bond...................................    25-27
Balanced....................................................    28-30
Equity Income...............................................    31-33
Equity Value................................................    34-36
Growth & Income.............................................    37-39
Equity Growth...............................................    40-42
Special Equity..............................................    43-45
Aggressive Equity...........................................    46-48
High Yield Bond.............................................    49-51
International Equity........................................    52-54
Stephens Intermediate Bond..................................    55-57
Stephens Select Equity......................................    58-60
Stephens Intermediate Bond Portfolio........................       61
Notes to Financial Statements...............................    62-82
Report of Independent Accountants...........................       83

DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS:
Economic Review & Average Annual Total Returns..............    84-88
Statements of Assets and Liabilities........................       89
Statements of Operations....................................       90
Statements of Changes in Net Assets.........................       91
Statements of Changes in Net Assets -- December 31, 1997....       92

PORTFOLIO OF INVESTMENTS:
Short Horizon Strategic Allocation Fund.....................       93
Short Intermediate Horizon Strategic Allocation Fund........       94
Intermediate Horizon Aggressive Strategic Allocation Fund...       95
Intermediate Long Horizon Strategic Allocation Fund.........       96
Long Horizon Strategic Allocation Fund......................       97
Strategic Allocation Funds -- Notes to Financial
  Statements................................................   98-101
Report of Independent Accountants...........................      102

DIVERSIFIED INVESTORS PORTFOLIOS:
Economic and Market Review..................................  104-109
Statements of Assets and Liabilities........................  110-111
Statements of Operations....................................  112-113
Statements of Changes in Net Assets.........................  114-115
Statements of Changes in Net Assets -- December 31, 1997....  116-117

                                                               PAGE
                                                              -------
PORTFOLIO OF INVESTMENTS:
Money Market Portfolio......................................  118-119
High Quality Bond Portfolio.................................  120-122
Intermediate Government Bond Portfolio......................  123-124
Government/Corporate Bond Portfolio.........................  125-128
Balanced Portfolio..........................................  129-131
Equity Income Portfolio.....................................  132-135
Equity Value Portfolio......................................  136-137
Growth & Income Portfolio...................................  138-140
Equity Growth Portfolio.....................................  141-143
Special Equity Portfolio....................................  144-149
Aggressive Equity Portfolio.................................  150-151
High Yield Bond Portfolio...................................  152-154
International Equity Portfolio..............................  155-159
Notes to Financial Statements...............................  160-172
Report of Independent Accountants...........................      173

                               MONEY MARKET FUND
                                  [LINE GRAPH]

             MEASUREMENT PERIOD                 MONEY MARKET FUND     SALOMON BROS. 3-MONTH
           (FISCAL YEAR COVERED)                     $12,606          T-BILL INDEX $12,822

1/1/94                                                10000                    10000
12/31/94                                              10346                    10422
12/31/95                                              10915                    11020
12/31/96                                              11446                    11598
12/31/97                                              12016                    12206
12/31/98                                              12303                    12520

AVERAGE ANNUAL TOTAL RETURNS
Year to Date                                   4.91%
Inception to Date                              4.74%


                                  [LINE GRAPH]

             MEASUREMENT PERIOD                  MONEY MARKET -
           (FISCAL YEAR COVERED)                 PREMIUM $10,479      SALOMON BROS. $10,505
1/5/98                                                10000                     10000
12/31/98                                              10240                     10257

AVERAGE ANNUAL TOTAL RETURNS
Year to Date                                   4.79%
Inception to Date                              4.79%

                               MONEY MARKET FUND
                                  [LINE GRAPH]


                                                                MONEY MARKET - INSTITUTIONAL
                                                                          $10,501                      SALOMON BROS $10,505
                                                                ----------------------------           --------------------
1/5/98                                                                    10000.00                           10000.00
12/31/98                                                                  10501.00                           10505.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              5.01%
Inception to Date                                                         5.01%


                             HIGH QUALITY BOND FUND
                                  [LINE GRAPH]


                                                                                                   LEHMAN BROS. GOV/CORP. BOND
                                                               HIGH QUALITY BOND FUND $13,121             INDEX $14,870
                                                               ------------------------------      ---------------------------
7/1/94                                                                    10000.00                           10000.00
12/31/94                                                                  10067.00                           10087.00
12/31/95                                                                  11260.00                           12029.00
12/31/96                                                                  11768.00                           12378.00
12/31/97                                                                  12369.00                           13585.00
12/31/98                                                                  13121.00                           14870.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              6.08%
Inception to Date                                                         6.22%

                       INTERMEDIATE GOVERNMENT BOND FUND
                                  [LINE GRAPH]


                                                                INTERMEDIATE GOVERNMENT BOND       LEHMAN BROS. GOV/CORP. BOND
                                                                        FUND $11,783                      INDEX $12,177
                                                                ----------------------------       ---------------------------
2/22/96                                                                   10000.00                           10000.00
12/31/96                                                                  10355.00                           10447.00
12/31/97                                                                  11067.00                           11224.00
12/31/98                                                                  11783.00                           12177.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              6.47%
Inception to Date                                                         5.91%

                         GOVERNMENT CORPORATE BOND FUND
                                  [LINE GRAPH]

                                                                 GOVERNMENT/CORPORATE BOND         LEHMAN BROS. GOV/CORP. BOND
                                                                          $14,478                         INDEX $14,870
                                                                 -------------------------         ---------------------------
7/1/94                                                                    10000.00                           10000.00
12/31/94                                                                  10111.00                           10087.00
12/31/95                                                                  12164.00                           12029.00
12/31/96                                                                  12498.00                           12378.00
12/31/97                                                                  13515.00                           13585.00
12/31/98                                                                  14478.00                           14870.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              7.13%
Inception to Date                                                         8.56%

                                 BALANCED FUND
                                  [LINE GRAPH]

                                                                                                         LEHMAN BROS. GOV/CORPI
                                                  BALANCED FUND $20,122       S&P 500 INDEX $30,533        BOND INDEX $14,870
                                                  ---------------------       ---------------------      ----------------------
7/1/94                                                  10000.00                    10000.00                    10000.00
12/31/94                                                10142.00                    10492.00                    10087.00
12/31/95                                                13029.00                    14427.00                    12029.00
12/31/96                                                15165.00                    17781.00                    12378.00
12/31/97                                                17996.00                    23715.00                    13585.00
12/31/98                                                20122.00                    30533.00                    14870.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              11.81%
Inception to Date                                                         16.79%

                               EQUITY INCOME FUND
                                  [LINE GRAPH]


                                                 EQUITY INCOME $23,140       S&P 500 INDEX $30,533     RUSSELL 1000 VALUE $26,550
                                                 ---------------------       ---------------------     --------------------------
7/1/94                                                 10000.00                    10000.00                     10000.00
12/31/94                                               10024.00                    10492.00                     10092.00
12/31/95                                               13494.00                    14427.00                     13963.00
12/31/96                                               15910.00                    17781.00                     16985.00
12/31/97                                               20573.00                    23715.00                     22961.00
12/31/98                                               23140.00                    30533.00                     26550.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              12.47%
Inception to Date                                                         20.47%

                               EQUITY VALUE FUND
                                  [LINE GRAPH]

                                                 EQUITY VALUE $14,641        S&P 500 INDEX $19,278     RUSSELL 1000 VALUE $17,704
                                                 --------------------        ---------------------     --------------------------
6/13/96                                                10000.00                    10000.00                     10000.00
12/31/96                                               10883.00                    11226.00                     11327.00
12/31/97                                               13215.00                    14973.00                     15311.00
12/31/98                                               14641.00                    19278.00                     17704.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              10.79%
Inception to Date                                                         16.12%


                                  [LINE GRAPH]

                                                EQUITY VALUE - PREMIUM
                                                        $11,032              S&P 500 INDEX $12,875     RUSSELL 1000 VALUE $11,563
                                                ----------------------       ---------------------     --------------------------
1/5/98                                                 10000.00                    10000.00                     10000.00
12/31/98                                               11032.00                    12875.00                     11563.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              10.32%
Inception to Date                                                         10.32%

                               EQUITY VALUE FUND
                                  [LINE GRAPH]

                                            EQUITY VALUE - INSTITUTIONAL
                                                      $11,068                S&P 500 INDEX $12,875     RUSSELL 1000 VALUE $11,563
                                            ----------------------------     ---------------------     --------------------------
1/5/98                                                10000.00                     10000.00                     10000.00
12/31/98                                              11068.00                     12875.00                     11563.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              10.68%
Inception to Date                                                         10.68%

                              GROWTH & INCOME FUND
                                  [LINE GRAPH]

                                                                  GROWTH & INCOME $29,739             S&P 500 INDEX $30,533
                                                                  -----------------------             ---------------------
7/1/94                                                                    10000.00                           10000.00
12/31/94                                                                  10250.00                           10492.00
12/31/95                                                                  13541.00                           14427.00
12/31/96                                                                  16467.00                           17781.00
12/31/97                                                                  22090.00                           23715.00
12/31/98                                                                  29739.00                           30533.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              34.63%
Inception to Date                                                         27.38%

                               EQUITY GROWTH FUND
                                  [LINE GRAPH]

                                                                                                           RUSSELL 1000 GROWTH
                                                  EQUITY GROWTH $27,311       S&P 500 INDEX $30,533              $33,170
                                                  ---------------------       ---------------------        -------------------
7/1/94                                                  10000.00                    10000.00                    10000.00
12/31/94                                                11359.00                    10492.00                    10849.00
12/31/95                                                13460.00                    14427.00                    14884.00
12/31/96                                                15874.00                    17781.00                    18326.00
12/31/97                                                20086.00                    23715.00                    23913.00
12/31/98                                                27311.00                    30533.00                    33170.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              35.97%
Inception to Date                                                         24.99%

                                  [LINE GRAPH]

                                                 EQUITY GROWTH - PREMIUM                                   RUSSELL 1000 GROWTH
                                                         $13,620              S&P 500 INDEX $12,875              $13,871
                                                 -----------------------      ---------------------        -------------------
1/5/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                13620.00                    12875.00                    13871.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              36.20%
Inception to Date                                                         36.20%

                               EQUITY GROWTH FUND
                                  [LINE GRAPH]

                                                     EQUITY GROWTH -                                       RUSSELL 1000 GROWTH
                                                  INSTITUTIONAL $13,654       S&P 500 INDEX $12,875              $13,871
                                                  ---------------------       ---------------------        -------------------
1/5/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                13654.00                    12875.00                    13871.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              36.54%
Inception to Date                                                         36.54%

                              SPECIAL EQUITY FUND
                                  [LINE GRAPH]


                                                 SPECIAL EQUITY $25,064       S&P 500 INDEX $30,533       RUSSELL 2000 $18,724
                                                 ----------------------       ---------------------       --------------------
7/1/94                                                  10000.00                    10000.00                    10000.00
12/31/94                                                10857.00                    10492.00                    10494.00
12/31/95                                                15363.00                    14427.00                    13479.00
12/31/96                                                19321.00                    17781.00                    15703.00
12/31/97                                                24302.00                    23715.00                    19214.00
12/31/98                                                25064.00                    30533.00                    18724.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                               3.10%
Inception to Date                                                         22.63%

                              SPECIAL EQUITY FUND
                                  [LINE GRAPH]

                                                SPECIAL EQUITY - PREMIUM
                                                         $10,395              S&P 500 INDEX $12,875        RUSSELL 2000 $9,745
                                                ------------------------      ---------------------        -------------------
1/5/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                10395.00                    12875.00                     9745.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              3.95%
Inception to Date                                                         3.95%

                                  [LINE GRAPH]

                                                    SPECIAL EQUITY -
                                                  INSTITUTIONAL $10,411       S&P 500 INDEX $12,875        RUSSELL 2000 $9,745
                                                  ---------------------       ---------------------        -------------------
1/5/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                10411.00                    12875.00                     9745.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              4.11%
Inception to Date                                                         4.11%

                             AGGRESSIVE EQUITY FUND
                                  [LINE GRAPH]

                                                                                                           RUSSELL 2000 GROWTH
                                                AGGRESSIVE EQUITY $14,235     S&P 500 INDEX $19,278              $10,627
                                                -------------------------     ---------------------        -------------------
6/11/96                                                 10000.00                    10000.00                    10000.00
12/31/96                                                 9459.00                    11516.00                     9295.00
12/31/97                                                10043.00                    14973.00                    10498.00
12/31/98                                                14235.00                    19278.00                    10627.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              41.79%
Inception to Date                                                         14.81%

                              HIGH YIELD BOND FUND
                                  [LINE GRAPH]


                                                                                                   LEHMAN BROS. GOV/CORP. BOND
                                                                HIGH YEILD BOND FUND $12,475              INDEX $12,362
                                                                ----------------------------       ---------------------------
1/30/96                                                                   10000.00                           10000.00
12/31/96                                                                  10871.00                           10225.00
12/31/97                                                                  12207.00                           11294.00
12/31/98                                                                  12475.00                           12362.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              2.20%
Inception to Date                                                         7.87%

                              HIGH YIELD BOND FUND

                                  [LINE GRAPH]

                                                                            LEHMAN BROS.
             MEASUREMENT PERIOD                  HIGH YIELD BOND -      GOV/CORP. BOND INDEX
           (FISCAL YEAR COVERED)                 PREMIUM $10,185             $10,946
1/5/98                                                10000                    10000
12/31/98                                              10510                    10417


AVERAGE ANNUAL TOTAL RETURNS
Year to Date                                   1.85%
Inception to Date                              1.85%

                                  [LINE GRAPH]

                                                                           LEHMAN BROS.
             MEASUREMENT PERIOD                  HIGH YIELD BOND -      GOV/CORP. BOND INDEX
           (FISCAL YEAR COVERED)              INSTITUTIONAL $10,214          $10,946
1/5/98                                                10000                    10000
12/31/98                                              10520                    10417

AVERAGE ANNUAL TOTAL RETURNS
Year to Date                                   2.14%
Inception to Date                              2.14%

                           INTERNATIONAL EQUITY FUND
                                  [LINE GRAPH]

                                                             INTERNATIONAL EQUITY FUND $13,552     MSCI GDP EAFE INDEX $14,382
                                                             ---------------------------------     ---------------------------
1/18/96                                                                  10000.00                            10000.00
12/31/96                                                                 11387.00                            10667.00
12/31/97                                                                 12268.00                            11471.00
12/31/98                                                                 13552.00                            14382.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              10.47%
Inception to Date                                                         10.84%

                                  [LINE GRAPH]

                                                               INTERNATIONAL EQUITY - PREMIUM
                                                                          $11,011                     MSCI GDP EAFE $12,712
                                                               ------------------------------         ---------------------
1/5/98                                                                    10000.00                           10000.00
12/31/98                                                                  11011.00                           12712.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              10.11%
Inception to Date                                                         10.11%

                           INTERNATIONAL EQUITY FUND
                                  [LINE GRAPH]

                                                          INTERNATIONAL EQUITY - INSTITUTIONAL
                                                                        $11,027                       MSCI GDP EAFE $12,712
                                                          ------------------------------------        ---------------------
1/5/98                                                                  10000.00                             10000.00
12/31/98                                                                11027.00                             12712.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              10.27%
Inception to Date                                                         10.27%

                        STEPHENS INTERMEDIATE BOND FUND
                                  [LINE GRAPH]


                                                                STEPHENS INTERMEDIATE BOND -      LEHMAN BROS. INTERMEDIATE GOVT
                                                                      PREMIUM $10,608                      BOND $10,849
                                                                ----------------------------      ------------------------------
1/5/98                                                                    10000.00                           10000.00
12/31/98                                                                  10608.00                           10849.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              6.08%
Inception to Date                                                         6.08%

                        STEPHENS INTERMEDIATE BOND FUND
                                  [LINE GRAPH]

                                                                STEPHENS INTERMEDIATE BOND -      LEHMAN BROS INTERMEDIATE GOVT
                                                                   INSTITUTIONAL $10,622                   BOND $10,849
                                                                ----------------------------      -----------------------------
1/5/98                                                                    10000.00                           10000.00
12/31/98                                                                  10622.00                           10849.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              6.22%
Inception to Date                                                         6.22%

                          STEPHENS SELECT EQUITY FUND
                                  [LINE GRAPH]


                                                              STEPHENS SELECT EQUITY - PREMIUM
                                                                          $10,500                 RUSSELL MID CAP VALUE $10,542
                                                              --------------------------------    -----------------------------
1/5/98                                                                    10000.00                           10000.00
12/31/98                                                                  10500.00                           10542.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              5.00%
Inception to Date                                                         5.00%

                          STEPHENS SELECT EQUITY FUND
                                  [LINE GRAPH]

             MEASUREMENT PERIOD        STEPHENS SELECT EQUITY    RUSSELL MID CAP VALUE
           (FISCAL YEAR COVERED)       -INSTITUTIONAL $10,541           $10,542
1/5/98                                          10000                     10000
12/31/98                                        10190                     10717




     AVERAGE ANNUAL TOTAL RETURNS
Year to Date                       5.41%
Inception to Date                  5.41%


The charts shown above represent the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Fund Group for the period since inception through December 31, 1998.

All indices are shown for the period from the funds' inception through December 31, 1998.

Past performance is not indicative of future performance.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  MONEY MARKET

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $68,039,182
Receivable for Fund shares sold.............................    5,074,036
Receivable for fee reimbursements...........................       12,292
                                                              -----------
     Total assets...........................................   73,125,510
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................       77,936
Accrued expenses:
  Professional fees.........................................       11,172
  Directors fees............................................        1,144
  Insurance fees............................................        4,901
  Fund accounting fees......................................        3,519
  Reports to shareholders...................................        3,912
  Distribution fees.........................................       13,901
  Registration fees.........................................       19,214
  Administration fees.......................................       12,675
  Shareholder servicing fees................................        5,017
                                                              -----------
     Total liabilities......................................      153,391
                                                              -----------
     NET ASSETS.............................................  $72,972,119
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   72,974,409
  Accumulated net realized losses...........................       (2,290)
                                                              -----------
     NET ASSETS.............................................  $72,972,119
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $63,979,337
                                                              ===========
  Stephens Premium Class of Shares..........................  $   182,285
                                                              ===========
  Stephens Institutional Class of Shares....................  $ 8,810,497
                                                              ===========
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
     Diversified Class of Shares............................    6,126,606
                                                              ===========
     Stephens Premium Class of Shares.......................       17,632
                                                              ===========
     Stephens Institutional Class of Shares.................      861,621
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     10.44
                                                              ===========
  Stephens Premium Class of Shares..........................  $     10.34
                                                              ===========
  Stephens Institutional Class of Shares....................  $     10.23
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  MONEY MARKET

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $2,267,546
                                                              ----------
EXPENSES:
  Professional fees.........................................      14,709
  Directors fees............................................       2,996
  Insurance fees............................................       1,492
  Fund accounting fees......................................      21,736
  Reports to shareholders...................................       7,862
  Distribution fees.........................................     106,117
  Registration fees.........................................      47,397
  Administration fees.......................................     127,340
  Shareholder servicing fees (Note 3):
     Stephens Premium Class of Shares.......................         282
     Stephens Institutional Class of Shares.................      16,721
                                                              ----------
Total expenses before reimbursements........................     346,652
Fees reimbursed.............................................    (131,341)
                                                              ----------
Net expenses................................................     215,311
                                                              ----------
Net investment income.......................................   2,052,235
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS (NOTE 2):
  Net realized losses on investments........................      (1,473)
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $2,050,762
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  MONEY MARKET

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................     $ 2,052,235         $   750,504
  Net realized losses on investments........................          (1,473)               (677)
                                                                 -----------         -----------
     Net increase in net assets resulting from operations...       2,050,762             749,827
                                                                 -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (2,056,080)           (746,659)
  Tax return of capital.....................................          (8,397)                 --
                                                                 -----------         -----------
  Total dividends and distributions.........................      (2,064,477)           (746,659)
                                                                 -----------         -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Diversified Class of Shares...............................      42,479,132          17,726,821
  Stephens Premium Class of Shares..........................         182,301                  --
  Stephens Institutional Class of Shares....................       8,810,610                  --
                                                                 -----------         -----------
     Increase in net assets from net fund share
       transactions.........................................      51,472,043          17,726,821
                                                                 -----------         -----------
Total increase in net assets................................      51,458,328          17,729,989
NET ASSETS:
  Beginning of year.........................................      21,513,791           3,783,802
                                                                 -----------         -----------
  End of year...............................................     $72,972,119         $21,513,791
                                                                 ===========         ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               HIGH QUALITY BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....    $21,045,991
Receivable for Fund shares sold.............................         24,673
Receivable for fee reimbursements...........................          2,756
                                                                -----------
     Total assets...........................................     21,073,420
                                                                -----------
LIABILITIES:
Payable for Fund shares repurchased.........................         11,279
Accrued expenses:
  Professional fees.........................................          5,111
  Directors fees............................................          1,018
  Insurance fees............................................            941
  Fund accounting fees......................................          1,275
  Reports to shareholders...................................          1,607
  Distribution fees.........................................          4,371
  Registration fees.........................................         11,239
  Administration fees.......................................          5,245
                                                                -----------
     Total liabilities......................................         42,086
                                                                -----------
     NET ASSETS.............................................    $21,031,334
                                                                ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................     20,990,347
  Undistributed net investment income.......................          3,707
  Accumulated net realized losses...........................        (39,968)
  Net unrealized appreciation on investments................         77,248
                                                                -----------
     NET ASSETS.............................................    $21,031,334
                                                                ===========
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:                                                     1,846,651
                                                                ===========
     NET ASSET VALUE PER SHARE..............................    $     11.39
                                                                ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               HIGH QUALITY BOND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................    $822,678
                                                                --------
EXPENSES:
  Professional fees.........................................       4,990
  Directors fees............................................       1,008
  Insurance fees............................................         269
  Fund accounting fees......................................       9,900
  Reports to shareholders...................................       1,744
  Distribution fees.........................................      34,901
  Registration fees.........................................      21,767
  Administration fees.......................................      41,881
                                                                --------
Total expenses before reimbursements........................     116,460
Fees reimbursed.............................................     (31,624)
                                                                --------
Net expenses................................................      84,836
                                                                --------
Net investment income.......................................     737,842
                                                                --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................      29,057
  Net change in unrealized appreciation (depreciation) on
     investments............................................      31,468
                                                                --------
  Net realized and unrealized gains on investments..........      60,525
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $798,367
                                                                ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               HIGH QUALITY BOND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE
                                                                --------------------------------------
                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 1998    DECEMBER 31, 1997
                                                                -----------------    -----------------
FROM OPERATIONS:
  Net investment income.....................................       $   737,842          $  233,533
  Net realized gains (losses) on investments................            29,057             (73,634)
  Net change in unrealized appreciation (depreciation) on
     investments............................................            31,468              43,816
                                                                   -----------          ----------
     Net increase in net assets resulting from operations...           798,367             203,715
                                                                   -----------          ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................          (727,691)           (230,263)
  Tax return of capital.....................................                --              (2,928)
                                                                   -----------          ----------
     Total dividends and distributions......................          (727,691)           (233,191)
                                                                   -----------          ----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 5)..........        12,479,816           7,544,287
                                                                   -----------          ----------
Total increase in net assets................................        12,550,492           7,514,811
NET ASSETS:
  Beginning of year.........................................         8,480,842             966,031
                                                                   -----------          ----------
  End of year...............................................       $21,031,334          $8,480,842
                                                                   ===========          ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                          INTERMEDIATE GOVERNMENT BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $25,963,355
Receivable for Fund shares sold.............................       23,520
Receivable for fee reimbursements...........................       45,095
                                                              -----------
     Total assets...........................................   26,031,970
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................      105,505
Accrued expenses:
  Professional fees.........................................        4,571
  Directors fees............................................          996
  Insurance fees............................................        1,134
  Fund accounting fees......................................        3,015
  Reports to shareholders...................................          461
  Distribution fees.........................................        5,370
  Registration fees.........................................       11,145
  Administration fees.......................................        6,445
                                                              -----------
     Total liabilities......................................      138,642
                                                              -----------
     NET ASSETS.............................................  $25,893,328
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   25,775,485
  Net unrealized appreciation on investments................      117,843
                                                              -----------
     NET ASSETS.............................................  $25,893,328
                                                              ===========

OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:                                                   2,358,432
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     10.98
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                          INTERMEDIATE GOVERNMENT BOND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $866,368
                                                              --------
EXPENSES:
  Professional fees.........................................     4,990
  Directors fees............................................     1,009
  Insurance fees............................................       268
  Fund accounting fees......................................     9,900
  Reports to shareholders...................................     1,736
  Distribution fees.........................................    39,681
  Registration fees.........................................    21,675
  Administration fees.......................................    47,617
                                                              --------
Total expenses before reimbursements........................   126,876
Fees reimbursed.............................................   (30,990)
                                                              --------
Net expenses................................................    95,886
                                                              --------
Net investment income.......................................   770,482
                                                              --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................   107,529
  Net change in unrealized appreciation (depreciation) on
     investments............................................    49,732
                                                              --------
  Net realized and unrealized gains on investments..........   157,261
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $927,743
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                          INTERMEDIATE GOVERNMENT BOND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................     $   770,482         $  182,341
  Net realized gains on investments.........................         107,529                908
  Net change in unrealized appreciation (depreciation) on
     investments............................................          49,732             64,107
                                                                 -----------         ----------
     Net increase in net assets resulting from operations...         927,743            247,356
                                                                 -----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (826,903)          (183,025)
  Net realized gains from investment transactions...........         (24,737)               (82)
  Tax return of capital.....................................          (4,962)            (2,959)
                                                                 -----------         ----------
     Total dividends and distributions......................        (856,602)          (186,066)
                                                                 -----------         ----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 5)..........      17,306,299          7,561,337
                                                                 -----------         ----------
Total increase in net assets................................      17,377,440          7,622,627
NET ASSETS:
  Beginning of year.........................................       8,515,888            893,261
                                                                 -----------         ----------
  End of year...............................................     $25,893,328         $8,515,888
                                                                 ===========         ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           GOVERNMENT CORPORATE BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $65,686,956
Receivable for Fund shares sold.............................       51,642
Receivable for fee reimbursements...........................        1,320
                                                              -----------
     Total assets...........................................   65,739,918
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................       72,237
Accrued expenses:
  Professional fees.........................................        4,086
  Directors fees............................................          625
  Insurance fees............................................        2,393
  Fund accounting fees......................................        1,277
  Reports to shareholders...................................        4,189
  Distribution fees.........................................       13,486
  Registration fees.........................................       19,662
  Administration fees.......................................       16,183
                                                              -----------
     Total liabilities......................................      134,138
                                                              -----------
     NET ASSETS.............................................  $65,605,780
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   65,211,256
  Net unrealized appreciation on investments................      394,524
                                                              -----------
     NET ASSETS.............................................  $65,605,780
                                                              ===========

OUTSTANDING SHARES OF CAPITAL STOCK OF $00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:                                                   5,208,803
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     12.60
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           GOVERNMENT CORPORATE BOND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................    $2,558,073
                                                                ----------
EXPENSES:
  Professional fees.........................................         5,930
  Directors fees............................................         1,009
  Insurance fees............................................           804
  Fund accounting fees......................................         9,901
  Reports to shareholders...................................         5,212
  Distribution fees.........................................       106,880
  Registration fees.........................................        30,255
  Administration fees.......................................       128,256
                                                                ----------
Total expenses before reimbursements........................       288,247
Fees reimbursed.............................................       (23,675)
                                                                ----------
Net expenses................................................       264,572
                                                                ----------
Net investment income.......................................     2,293,501
                                                                ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................       469,962
  Net change in unrealized appreciation (depreciation) on
     investments............................................        94,759
                                                                ----------
  Net realized and unrealized gains on investments..........       564,721
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $2,858,222
                                                                ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           GOVERNMENT CORPORATE BOND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              -----------------    -----------------
FROM OPERATIONS:
  Net investment income.....................................     $ 2,293,501          $   632,526
  Net realized gains on investments.........................         469,962               29,870
  Net change in unrealized appreciation (depreciation) on
     investments............................................          94,759              288,345
                                                                 -----------          -----------
     Net increase in net assets resulting from operations...       2,858,222              950,741
                                                                 -----------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (2,700,618)            (649,675)
  Net realized gains from investment transactions...........         (32,409)                  --
  Tax return of capital.....................................          (1,598)              (4,332)
                                                                 -----------          -----------
     Total dividends and distributions......................      (2,734,625)            (654,007)
                                                                 -----------          -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 5)..........      43,977,356           19,151,966
                                                                 -----------          -----------
Total increase in net assets................................      44,100,953           19,448,700
NET ASSETS:
  Beginning of year.........................................      21,504,827            2,056,127
                                                                 -----------          -----------
  End of year...............................................     $65,605,780          $21,504,827
                                                                 ===========          ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                    BALANCED

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....    $103,481,766
Receivable for Fund shares sold.............................          95,205
Receivable for fee reimbursements...........................           1,126
                                                                ------------
     Total assets...........................................     103,578,097
                                                                ------------
LIABILITIES:
Payable for Fund shares repurchased.........................          24,710
Accrued expenses:
  Professional fees.........................................             902
  Directors fees............................................              89
  Insurance fees............................................           7,403
  Fund accounting fees......................................           2,100
  Reports to shareholders...................................           5,973
  Distribution fees.........................................          21,162
  Registration fees.........................................          20,085
  Administration fees.......................................          25,394
                                                                ------------
     Total liabilities......................................         107,818
                                                                ------------
     NET ASSETS.............................................    $103,470,279
                                                                ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................     100,306,464
  Undistributed net investment income.......................         367,621
  Accumulated net realized (losses).........................        (414,945)
  Net unrealized appreciation on investments................       3,211,139
                                                                ------------
     NET ASSETS.............................................    $103,470,279
                                                                ============
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:                                                      6,569,747
                                                                ============
     NET ASSET VALUE PER SHARE..............................    $      15.75
                                                                ============

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                    BALANCED

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $2,457,602
                                                              ----------
EXPENSES:
  Professional fees.........................................       6,701
  Directors fees............................................       1,008
  Insurance fees............................................       1,244
  Fund accounting fees......................................       9,900
  Reports to shareholders...................................       8,064
  Distribution fees.........................................     192,089
  Registration fees.........................................      33,076
  Administration fees.......................................     230,507
                                                              ----------
Total expenses before reimbursements........................     482,589
Fees reimbursed.............................................     (13,008)
                                                              ----------
Net expenses................................................     469,581
                                                              ----------
Net investment income.......................................   1,988,021
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................   2,950,967
  Net change in unrealized appreciation (depreciation) on
     investments............................................   3,165,697
                                                              ----------
  Net realized and unrealized gains on investments..........   6,116,664
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $8,104,685
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                    BALANCED

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................    $  1,988,021         $   963,869
  Net realized gains on investments.........................       2,950,967           4,043,457
  Net change in unrealized appreciation (depreciation) on
     investments............................................       3,165,697            (115,729)
                                                                ------------         -----------
     Net increase in net assets resulting from operations...       8,104,685           4,891,597
                                                                ------------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (1,839,411)         (2,755,691)
  Net realized gains from investment transactions...........      (1,553,898)           (738,589)
                                                                ------------         -----------
     Total dividends and distributions......................      (3,393,309)         (3,494,280)
                                                                ------------         -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 5)..........      49,744,584          42,434,889
                                                                ------------         -----------
Total increase in net assets................................      54,455,960          43,832,206
NET ASSETS:
  Beginning of year.........................................      49,014,319           5,182,113
                                                                ------------         -----------
  End of year...............................................    $103,470,279         $49,014,319
                                                                ============         ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY INCOME

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $124,524,882
Receivable for Fund shares sold.............................        85,981
Receivable for fee reimbursements...........................         7,853
                                                              ------------
     Total assets...........................................   124,618,716
                                                              ------------
LIABILITIES:
Payable for Fund shares repurchased.........................        49,017
Accrued expenses:
  Professional fees.........................................         1,285
  Insurance fees............................................         9,137
  Fund accounting fees......................................         2,144
  Reports to shareholders...................................         4,117
  Distribution fees.........................................        25,221
  Registration fees.........................................        19,317
  Administration fees.......................................        30,265
                                                              ------------
     Total liabilities......................................       140,503
                                                              ------------
     NET ASSETS.............................................  $124,478,213
                                                              ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   119,104,120
  Accumulated net realized gains............................        10,743
  Net unrealized appreciation on investments................     5,363,350
                                                              ------------
     NET ASSETS.............................................  $124,478,213
                                                              ============
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:                                                    5,948,150
                                                              ============
     NET ASSET VALUE PER SHARE..............................  $      20.93
                                                              ============

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY INCOME

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................    $ 2,031,913
                                                                -----------
EXPENSES:
  Professional fees.........................................          6,940
  Directors fees............................................          1,008
  Insurance fees............................................          1,381
  Fund accounting fees......................................          9,900
  Reports to shareholders...................................          8,946
  Distribution fees.........................................        225,871
  Registration fees.........................................         32,042
  Administration fees.......................................        271,046
                                                                -----------
Total expenses before reimbursements........................        557,134
Fees reimbursed.............................................        (83,901)
                                                                -----------
Net expenses................................................        473,233
                                                                -----------
Net investment income.......................................      1,558,680
                                                                -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................      7,369,063
  Net change in unrealized appreciation (depreciation) on
     investments............................................      1,875,535
                                                                -----------
  Net realized and unrealized gains on investments..........      9,244,598
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $10,803,278
                                                                ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY INCOME

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................    $  1,558,680         $   622,460
  Net realized gains on investments.........................       7,369,063           3,876,093
  Net change in unrealized appreciation (depreciation) on
     investments............................................       1,875,535           3,074,200
                                                                ------------         -----------
     Net increase in net assets resulting from operations...      10,803,278           7,572,753
                                                                ------------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (1,592,157)           (616,350)
  Net realized gains from investment transactions...........      (2,064,467)           (890,184)
  Tax return of capital.....................................        (122,486)                 --
                                                                ------------         -----------
     Total dividends and distributions......................      (3,779,110)         (1,506,534)
                                                                ------------         -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 5)..........      54,517,422          49,415,025
                                                                ------------         -----------
Total increase in net assets................................      61,541,590          55,481,244
NET ASSETS:
  Beginning of year.........................................      62,936,623           7,455,379
                                                                ------------         -----------
  End of year...............................................    $124,478,213         $62,936,623
                                                                ============         ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  EQUITY VALUE

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $69,875,158
Receivable for Fund shares sold.............................      126,680
Receivable for fee reimbursements...........................       21,894
                                                              -----------
     Total assets...........................................   70,023,732
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................       22,297
Accrued expenses:
  Professional fees.........................................        9,845
  Directors fees............................................          898
  Insurance fees............................................        2,710
  Fund accounting fees......................................        6,176
  Reports to shareholders...................................        7,585
  Distribution fees.........................................       14,415
  Registration fees.........................................       21,934
  Administration fees.......................................       18,712
  Shareholder servicing fees................................        9,346
                                                              -----------
     Total liabilities......................................      113,918
                                                              -----------
     NET ASSETS.............................................  $69,909,814
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   71,524,488
  Undistributed net investment income.......................      342,968
  Accumulated net realized (losses).........................     (293,528)
  Net unrealized depreciation on investments................   (1,664,114)
                                                              -----------
     NET ASSETS.............................................  $69,909,814
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $54,085,925
                                                              ===========
  Stephens Premium Class of Shares..........................  $ 2,771,720
                                                              ===========
  Stephens Institutional Class of Shares....................  $13,052,169
                                                              ===========
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
     Diversified Class of Shares............................    4,367,595
                                                              ===========
     Stephens Premium Class of Shares.......................      279,051
                                                              ===========
     Stephens Institutional Class of Shares.................    1,285,002
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     12.38
                                                              ===========
  Stephens Premium Class of Shares..........................  $      9.93
                                                              ===========
  Stephens Institutional Class of Shares....................  $     10.16
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  EQUITY VALUE

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $   771,921
                                                              -----------
EXPENSES:
  Professional fees.........................................       14,832
  Directors fees............................................        2,996
  Insurance fees............................................        1,563
  Fund accounting fees......................................       21,737
  Reports to shareholders...................................        8,318
  Distribution fees.........................................      129,255
  Registration fees.........................................       52,019
  Administrative fees.......................................      155,106
  Shareholder servicing fees (Note 3):
     Stephens Premium Class of Shares.......................       10,938
     Stephens Institutional Class of Shares.................       30,638
                                                              -----------
Total expenses before reimbursements........................      427,402
Fees reimbursed.............................................     (162,976)
                                                              -----------
Net expenses................................................      264,426
                                                              -----------
Net investment income.......................................      507,495
                                                              -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized gains on investments.........................    6,058,915
  Net change in unrealized appreciation (depreciation) on
     investments............................................   (1,712,883)
                                                              -----------
  Net realized and unrealized gains on investments..........    4,346,032
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 4,853,527
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  EQUITY VALUE

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................     $   507,495         $    78,561
  Net realized gains on investments.........................       6,058,915           1,140,315
  Net change in unrealized appreciation (depreciation) on
     investments............................................      (1,712,883)             35,075
                                                                 -----------         -----------
     Net increase in net assets resulting from operations...       4,853,527           1,253,951
                                                                 -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (5,404,151)           (908,277)
  Net realized gains from investment transactions...........        (585,915)            (78,235)
                                                                 -----------         -----------
     Total dividends and distributions......................      (5,990,066)           (986,512)
                                                                 -----------         -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Diversified Class of shares...............................      33,142,683          20,657,192
  Stephens Premium Class of Shares..........................       3,045,403                  --
  Stephens Institutional Class of Shares....................      13,548,428                  --
                                                                 -----------         -----------
     Increase in net assets from net fund share
       transactions.........................................      49,736,514          20,657,192
                                                                 -----------         -----------
Total increase in net assets................................      48,599,975          20,924,631
NET ASSETS:
  Beginning of year.........................................      21,309,839             385,208
                                                                 -----------         -----------
  End of year...............................................     $69,909,814         $21,309,839
                                                                 ===========         ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                GROWTH & INCOME

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $200,663,120
Receivable for Fund shares sold.............................       506,444
Receivable for fee reimbursements...........................        12,629
                                                              ------------
     Total assets...........................................   201,182,193
                                                              ------------
LIABILITIES:
Payable for Fund shares repurchased.........................        92,674
Accrued expenses:
  Professional fees.........................................         2,970
  Directors fees............................................           873
  Insurance fees............................................         8,757
  Fund accounting fees......................................         1,277
  Reports to shareholders...................................         7,071
  Distribution fees.........................................        39,872
  Registration fees.........................................        34,443
  Administration fees.......................................        47,847
                                                              ------------
     Total liabilities......................................       235,784
                                                              ------------
     NET ASSETS.............................................  $200,946,409
                                                              ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   164,068,146
  Accumulated net realized losses...........................    (2,653,920)
  Net unrealized appreciation on investments................    39,532,183
                                                              ------------
     NET ASSETS.............................................  $200,946,409
                                                              ============
OUTSTANDING SHARES OF CAPITAL STOCK OF $00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:                                                    8,376,545
                                                              ============
     NET ASSET VALUE PER SHARE..............................  $      23.99
                                                              ============

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                GROWTH & INCOME

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $   347,062
                                                              -----------
EXPENSES:
  Professional fees.........................................        7,827
  Directors fees............................................        1,009
  Insurance fees............................................        1,885
  Fund accounting fees......................................        9,901
  Reports to shareholders...................................       12,225
  Distribution fees.........................................      293,422
  Registration fees.........................................       47,066
  Administration fees.......................................      352,106
                                                              -----------
Total expenses before reimbursements........................      725,441
Fees reimbursed.............................................     (115,795)
                                                              -----------
Net expenses................................................      609,646
                                                              -----------
Net investment loss.........................................     (262,584)
                                                              -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................    3,532,208
  Net change in unrealized appreciation (depreciation) on
     investments............................................   35,147,645
                                                              -----------
  Net realized and unrealized gains on investments..........   38,679,853
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $38,417,269
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                GROWTH & INCOME

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE
                                                             --------------------------------------
                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 1998    DECEMBER 31, 1997
                                                             -----------------    -----------------
FROM OPERATIONS:
  Net investment income (loss).............................    $   (262,584)         $    29,308
  Net realized gains on investments........................       3,532,208            3,294,673
  Net change in unrealized appreciation (depreciation) on
     investments...........................................      35,147,645            4,298,277
                                                               ------------          -----------
     Net increase in net assets resulting from
       operations..........................................      38,417,269            7,622,258
                                                               ------------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................................         (26,386)            (190,275)
  Net realized gains from investment transactions..........         (90,329)            (804,562)
  Tax return of capital....................................      (3,437,597)                  --
                                                               ------------          -----------
     Total dividends and distributions.....................      (3,554,312)            (994,837)
                                                               ------------          -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 5).........     105,062,668           48,909,616
                                                               ------------          -----------
Total increase in net assets...............................     139,925,625           55,537,037
NET ASSETS:
  Beginning of year........................................      61,020,784            5,483,747
                                                               ------------          -----------
  End of year..............................................    $200,946,409          $61,020,784
                                                               ============          ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY GROWTH

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $156,257,442
Receivable for Fund shares sold.............................       146,411
Receivable for fee reimbursements...........................         5,433
                                                              ------------
     Total assets...........................................   156,409,286
                                                              ------------
LIABILITIES:
Payable for Fund shares repurchased.........................        79,930
Accrued expenses:
  Professional fees.........................................         9,096
  Directors fees............................................           220
  Insurance fees............................................         8,136
  Fund accounting fees......................................         4,169
  Reports to shareholders...................................        10,520
  Distribution fees.........................................        31,271
  Registration fees.........................................        24,113
  Administration fees.......................................        37,433
  Shareholder servicing fees................................         2,771
                                                              ------------
     Total liabilities......................................       207,659
                                                              ------------
     NET ASSETS.............................................  $156,201,627
                                                              ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   124,662,897
  Undistributed net investment gain.........................       308,324
  Accumulated net realized (losses).........................      (179,635)
  Net unrealized appreciation on investments................    31,410,041
                                                              ------------
     NET ASSETS.............................................  $156,201,627
                                                              ============
NET ASSETS:
  Diversified Class of Shares...............................  $150,958,507
                                                              ============
  Stephens Premium Class of Shares..........................  $    238,696
                                                              ============
  Stephens Institutional Class of Shares....................  $  5,004,424
                                                              ============
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
  Diversified Class of Shares...............................     6,473,592
                                                              ============
  Stephens Premium Class of Shares..........................        17,901
                                                              ============
  Stephens Institutional Class of Shares....................       374,939
                                                              ============
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $      23.32
                                                              ============
  Stephens Premium Class of Shares..........................  $      13.33
                                                              ============
  Stephens Institutional Class of Shares....................  $      13.35
                                                              ============

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY GROWTH

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $   227,242
                                                              -----------
EXPENSES:
  Professional fees.........................................       15,944
  Directors fees............................................        2,996
  Insurance fees............................................        2,197
  Fund accounting fees......................................       21,737
  Reports to shareholders...................................       12,423
  Distribution fees.........................................      239,684
  Registration fees.........................................       53,884
  Administration fees.......................................      287,621
  Shareholder servicing fees (Note 3):
     Stephens Premium Class of Shares.......................        1,012
     Stephens Institutional Class of Shares.................       12,408
                                                              -----------
Total expenses before reimbursements........................      649,906
Fees reimbursed.............................................      (84,957)
                                                              -----------
Net expenses................................................      564,949
                                                              -----------
Net investment loss.........................................     (337,707)
                                                              -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................    9,178,042
  Net change in unrealized appreciation (depreciation) on
     investments............................................   25,902,619
                                                              -----------
  Net realized and unrealized gains on investments..........   35,080,661
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $34,742,954
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY GROWTH

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment loss.......................................    $   (337,707)        $   (70,088)
  Net realized gains on investments.........................       9,178,042           3,223,458
  Net change in unrealized appreciation (depreciation) on
     investments............................................      25,902,619           5,853,667
                                                                ------------         -----------
     Net increase in net assets resulting from operations...      34,742,954           9,007,037
                                                                ------------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (571,016)           (770,101)
  Net realized gains from investment transactions...........      (4,170,104)         (1,010,215)
  Tax return of capital.....................................              --             (11,029)
                                                                ------------         -----------
     Total dividends and distributions......................      (4,741,120)         (1,791,345)
                                                                ------------         -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Diversified Class of Shares...............................      64,860,749          46,111,066
  Stephens Premium Class of Shares..........................         212,270                  --
  Stephens Institutional Class of Shares....................       3,940,085                  --
                                                                ------------         -----------
     Increase in net assets from net fund share
       transactions.........................................      69,013,104          46,111,066
                                                                ------------         -----------
Total increase in net assets................................      99,014,938          53,326,758
NET ASSETS:
  Beginning of year.........................................      57,186,689           3,859,931
                                                                ------------         -----------
  End of year...............................................    $156,201,627         $57,186,689
                                                                ============         ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 SPECIAL EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $139,655,636
Receivable for Fund shares sold.............................       318,205
Receivable for fee reimbursements...........................        10,085
                                                              ------------
     Total assets...........................................   139,983,926
                                                              ------------
LIABILITIES:
Payable for Fund shares repurchased.........................     4,519,640
Accrued expenses:
  Professional fees.........................................         7,020
  Directors fees............................................         2,037
  Insurance fees............................................         9,710
  Fund accounting fees......................................         3,662
  Reports to shareholders...................................         7,264
  Distribution fees.........................................        26,530
  Registration fees.........................................        27,975
  Administration fees.......................................        19,832
  Shareholder servicing fees................................         4,931
                                                              ------------
     Total liabilities......................................     4,628,601
                                                              ------------
     NET ASSETS.............................................  $135,355,325
                                                              ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   128,730,423
  Accumulated net realized (losses).........................    (1,878,950)
  Net unrealized appreciation on investments................     8,503,852
                                                              ------------
     NET ASSETS.............................................  $135,355,325
                                                              ============
NET ASSETS:
  Diversified Class of Shares...............................  $125,863,140
                                                              ============
  Stephens Premium Class of Shares..........................  $  1,554,404
                                                              ============
  Stephens Institutional Class of Shares....................  $  7,937,781
                                                              ============
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
  Diversified Class of Shares...............................     6,000,556
                                                              ============
  Stephens Premium Class of Shares..........................       154,241
                                                              ============
  Stephens Institutional Class of Shares....................       767,793
                                                              ============
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $      20.98
                                                              ============
  Stephens Premium Class of Shares..........................  $      10.08
                                                              ============
  Stephens Institutional Class of Shares....................  $      10.34
                                                              ============

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 SPECIAL EQUITY

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $  141,786
                                                              ----------
EXPENSES:
  Professional fees.........................................      15,724
  Directors fees............................................       3,113
  Insurance fees............................................       2,108
  Fund accounting fees......................................      21,694
  Reports to shareholders...................................      11,901
  Distribution fees.........................................     236,749
  Registration fees.........................................      58,191
  Administration fees.......................................     284,099
  Shareholder servicing fees (Note 3):
     Stephens Premium Class of Shares.......................       5,280
     Stephens Institutional Class of Shares.................      15,197
                                                              ----------
Total expenses before reimbursements........................     654,056
Fees reimbursed.............................................     (85,042)
                                                              ----------
Net expenses................................................     569,014
                                                              ----------
Net investment loss.........................................    (427,228)
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................   1,550,677
  Net change in unrealized appreciation (depreciation) on
     investments............................................   3,914,469
                                                              ----------
  Net realized and unrealized gains on investments..........   5,465,146
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $5,037,918
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 SPECIAL EQUITY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE
                                                             --------------------------------------
                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 1998    DECEMBER 31, 1997
                                                             -----------------    -----------------
FROM OPERATIONS:
  Net investment loss......................................    $   (427,228)         $   (64,698)
  Net realized gains on investments........................       1,550,677            4,956,649
  Net change in unrealized appreciation (depreciation) on
     investments...........................................       3,914,469            4,277,813
                                                               ------------          -----------
     Net increase in net assets resulting from
       operations..........................................       5,037,918            9,169,764
                                                               ------------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................................        (391,549)          (1,117,103)
  Net realized gains from investment transactions..........        (324,259)          (1,450,940)
  Tax return of capital....................................        (615,405)                  --
                                                               ------------          -----------
     Total dividends and distributions.....................      (1,331,213)          (2,568,043)
                                                               ------------          -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Diversified Class of Shares..............................      59,213,466           48,899,895
  Stephens Premium Class of Shares.........................       1,687,033                   --
  Stephens Institutional Class of Shares...................       7,510,158                   --
                                                               ------------          -----------
     Increase in net assets from net fund share
       transactions........................................      68,410,657           48,899,895
                                                               ------------          -----------
Total increase in net assets...............................      72,117,362           55,501,616
NET ASSETS:
  Beginning of year........................................      63,237,963            7,736,347
                                                               ------------          -----------
  End of year..............................................    $135,355,325          $63,237,963
                                                               ============          ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               AGGRESSIVE EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $34,121,514
Receivable for Fund shares sold.............................       75,788
Receivable for fee reimbursements...........................        5,412
                                                              -----------
     Total assets...........................................   34,202,714
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................        8,119
Accrued expenses:
  Professional fees.........................................        4,446
  Directors fees............................................          748
  Insurance fees............................................          892
  Fund accounting fees......................................        4,589
  Reports to shareholders...................................        1,501
  Distribution fees.........................................        6,486
  Registration fees.........................................       13,170
  Administration fees.......................................        7,783
                                                              -----------
     Total liabilities......................................       47,734
                                                              -----------
     NET ASSETS.............................................  $34,154,980
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   27,123,305
  Accumulated net realized losses...........................     (758,822)
  Net unrealized appreciation on investments................    7,790,497
                                                              -----------
     NET ASSETS.............................................  $34,154,980
                                                              ===========
OUTSTANDING SHARES OF CAPITAL STOCK OF $00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:                                                   2,467,495
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     13.84
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               AGGRESSIVE EQUITY

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT LOSS FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $  (61,820)
                                                              ----------
EXPENSES:
  Professional fees.........................................       5,064
  Directors fees............................................       1,008
  Insurance fees............................................         310
  Fund accounting fees......................................       9,900
  Reports to shareholders...................................       2,012
  Distribution fees.........................................      48,074
  Registration fees.........................................      23,817
  Administration fees.......................................      57,689
                                                              ----------
Total expenses before reimbursements........................     147,874
Fees reimbursed.............................................     (52,350)
                                                              ----------
Net expenses................................................      95,524
                                                              ----------
Net investment loss.........................................    (157,344)
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................     531,404
  Net change in unrealized appreciation (depreciation) on
     investments............................................   7,747,099
                                                              ----------
  Net realized and unrealized gains on investments..........   8,278,503
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $8,121,159
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               AGGRESSIVE EQUITY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment loss.......................................     $  (157,344)        $  (21,477)
  Net realized gains (losses) on investments................         531,404           (447,978)
  Net change in unrealized appreciation (depreciation) on
     investments............................................       7,747,099             66,338
                                                                 -----------         ----------
     Net increase (decrease) in net assets resulting from
       operations...........................................       8,121,159           (403,117)
                                                                 -----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains from investment transactions...........          (6,693)                --
  Tax return of capital.....................................        (727,322)                --
                                                                 -----------         ----------
  Total dividends and distributions.........................        (734,015)                --
                                                                 -----------         ----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 5)..........      17,912,117          8,932,360
                                                                 -----------         ----------
Total increase in net assets................................      25,299,261          8,529,243
NET ASSETS:
  Beginning of year.........................................       8,855,719            326,476
                                                                 -----------         ----------
  End of year...............................................     $34,154,980         $8,855,719
                                                                 ===========         ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                HIGH YIELD BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $25,467,014
Receivable for Fund shares sold.............................       34,358
Receivable for fee reimbursements...........................       60,866
                                                              -----------
     Total assets...........................................   25,562,238
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................        6,560
Tax liability...............................................       51,000
Accrued expenses:
  Professional fees.........................................        9,010
  Directors fees............................................        1,452
  Insurance fees............................................        2,099
  Fund accounting fees......................................        4,497
  Reports to shareholders...................................        4,429
  Distribution fees.........................................        5,317
  Registration fees.........................................       13,976
  Administration fees.......................................        7,007
  Shareholder servicing fees................................        1,277
                                                              -----------
     Total liabilities......................................      106,624
                                                              -----------
     NET ASSETS.............................................  $25,455,614
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   25,384,810
  Undistributed net investment income.......................    1,344,743
  Accumulated net realized gains............................    (170,035)
  Net unrealized depreciation on investments................  (1,103,904)
                                                              -----------
     NET ASSETS.............................................  $25,455,614
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $22,994,590
                                                              ===========
  Stephens Premium Class of Shares..........................  $   315,312
                                                              ===========
  Stephens Institutional Class of Shares....................  $ 2,145,712
                                                              ===========
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
  Diversified Class of Shares...............................    1,991,471
                                                              ===========
  Stephens Premium Class of Shares..........................       31,124
                                                              ===========
  Stephens Institutional Class of Shares....................      211,378
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     11.55
                                                              ===========
  Stephens Premium Class of Shares..........................  $     10.13
                                                              ===========
  Stephens Institutional Class of Shares....................  $     10.15
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                HIGH YIELD BOND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $ 1,583,137
                                                              -----------
EXPENSES:
  Tax expense...............................................       51,000
  Professional fees.........................................       13,974
  Directors fees............................................        2,995
  Insurance fees............................................        1,074
  Fund accounting fees......................................       21,736
  Reports to shareholders...................................        5,145
  Distribution fees.........................................       45,700
  Registration fees.........................................       42,060
  Administration fees.......................................       54,840
  Shareholder servicing fees (Note 3):
     Stephens Premium Class of Shares.......................        1,622
     Stephens Institutional Class of Shares.................        4,552
                                                              -----------
Total expenses before reimbursements........................      244,698
Fees reimbursed.............................................     (153,206)
                                                              -----------
Net expenses................................................       91,492
                                                              -----------
Net investment income.......................................    1,491,645
                                                              -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized losses on investments........................     (168,340)
  Net change in unrealized appreciation (depreciation) on
     investments............................................   (1,220,106)
                                                              -----------
  Net realized and unrealized losses on investments.........   (1,388,446)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   103,199
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                HIGH YIELD BOND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              -------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................     $ 1,491,645         $  504,638
  Net realized gains (losses) on investments................       (168,340)            159,156
  Net change in unrealized appreciation (depreciation) on
     investments............................................     (1,220,106)            101,096
                                                                 -----------         ----------
     Net increase in net assets resulting from operations...         103,199            764,890
                                                                 -----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................       (166,867)          (559,433)
  Net realized gains from investment transactions...........        (13,407)           (24,868)
                                                                 -----------         ----------
     Total dividends and distributions......................       (180,274)          (584,301)
                                                                 -----------         ----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Diversified Class of Shares...............................      14,609,989          7,512,115
  Stephens Premium Class of Shares..........................         329,043                 --
  Stephens Institutional Class of Shares....................       2,162,853                 --
                                                                 -----------         ----------
     Increase in net assets from net fund share
       transactions.........................................      17,101,885          7,512,115
                                                                 -----------         ----------
Total increase in net assets................................      17,024,810          7,692,704
NET ASSETS:
  Beginning of year.........................................       8,430,804            738,100
                                                                 -----------         ----------
  End of year...............................................     $25,455,614         $8,430,804
                                                                 ===========         ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                              INTERNATIONAL EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $71,189,150
Receivable for Fund shares sold.............................       91,850
Receivable for fee reimbursements...........................       14,790
                                                              -----------
     Total assets...........................................   71,295,790
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................       18,913
Accrued expenses:
  Professional fees.........................................       10,715
  Directors fees............................................        1,569
  Insurance fees............................................        4,817
  Fund accounting fees......................................        5,336
  Reports to shareholders...................................        5,148
  Distribution fees.........................................       14,582
  Registration fees.........................................       15,791
  Administration fees.......................................       18,097
  Shareholder servicing fees................................        4,297
                                                              -----------
     Total liabilities......................................       99,265
                                                              -----------
     NET ASSETS.............................................  $71,196,525
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   70,258,845
  Accumulated net investment loss...........................     (210,871)
  Accumulated net realized (losses).........................       (6,051)
  Net unrealized appreciation on investments................    1,532,446
  Net unrealized depreciation on translation of assets and
     liabilities in foreign currencies......................     (377,844)
                                                              -----------
     NET ASSETS.............................................  $71,196,525
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $63,404,266
                                                              ===========
  Stephens Premium Class of Shares..........................  $ 1,405,830
                                                              ===========
  Stephens Institutional Class of Shares....................  $ 6,386,429
                                                              ===========
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
  Diversified Class of Shares...............................    4,928,319
                                                              ===========
  Stephens Premium Class of Shares..........................      130,709
                                                              ===========
  Stephens Institutional Class of Shares....................      591,586
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     12.87
                                                              ===========
  Stephens Premium Class of Shares..........................  $     10.76
                                                              ===========
  Stephens Institutional Class of Shares....................  $     10.80
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                              INTERNATIONAL EQUITY

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $  505,143
                                                              ----------
EXPENSES:
  Professional fees.........................................      14,678
  Directors fees............................................       2,996
  Insurance fees............................................       1,476
  Fund accounting fees......................................      21,737
  Reports to shareholders...................................       7,753
  Distribution fees.........................................     124,252
  Registration fees.........................................      45,158
  Administration fees.......................................     149,103
  Shareholder servicing fees (Note 3):
     Stephens Premium Class of Shares.......................       5,141
     Stephens Institutional Class of Shares.................      13,029
                                                              ----------
Total expenses before reimbursements........................     385,323
Fees reimbursed.............................................    (129,476)
                                                              ----------
Net expenses................................................     255,847
                                                              ----------
Net investment income.......................................     249,296
                                                              ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized gains on investments.........................   1,773,277
  Net realized losses on foreign currency transactions......     (34,649)
  Net change in unrealized appreciation (depreciation) on
     investments............................................   2,679,477
  Net change in unrealized appreciation (depreciation) on
     translation of assets and liabilities in foreign
     currencies.............................................    (547,838)
                                                              ----------
  Net realized and unrealized gains on investments..........   3,870,267
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $4,119,563
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                              INTERNATIONAL EQUITY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE
                                                              --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              -----------------    -----------------
FROM OPERATIONS:
  Net investment income.....................................     $   249,296          $    50,203
  Net realized gains on investments.........................       1,773,277              566,939
  Net realized gains (losses) on foreign currency
     transactions...........................................         (34,649)             105,373
  Net change in unrealized appreciation (depreciation) on
     investments............................................       2,679,477           (1,225,168)
  Net change in unrealized appreciation (depreciation) on
     translation of assets and liabilities in foreign
     currencies.............................................        (547,838)             169,030
                                                                 -----------          -----------
     Net increase (decrease) in net assets resulting from
       operations...........................................       4,119,563             (333,623)
                                                                 -----------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (79,239)            (476,328)
  Net realized gains from investment transactions...........        (664,269)            (180,277)
  Tax return of capital.....................................        (548,890)              (3,782)
                                                                 -----------          -----------
     Total dividends and distributions......................      (1,292,398)            (660,387)
                                                                 -----------          -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Diversified Class of Shares...............................      30,528,645           28,659,273
  Stephens Premium Class of Shares..........................       1,484,580                   --
  Stephens Institutional Class of Shares....................       6,292,593                   --
                                                                 -----------          -----------
     Increase in net assets from net fund share
       transactions.........................................      38,305,818           28,659,273
                                                                 -----------          -----------
Total increase in net assets................................      41,132,983           27,665,263
NET ASSETS:
  Beginning of year.........................................      30,063,542            2,398,279
                                                                 -----------          -----------
  End of year...............................................     $71,196,525          $30,063,542
                                                                 ===========          ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investment, at value (Cost $19,838,912).....................  $20,101,062
Cash........................................................      453,673
Interest receivable.........................................      393,139
Receivable for Fund shares sold.............................       72,219
Receivable for fee reimbursements...........................       64,494
                                                              -----------
     Total assets...........................................   21,084,587
                                                              -----------
LIABILITIES:
Payable for Fund shares repurchased.........................       17,285
Accrued expenses:
  Custody fees..............................................       52,272
  Investment advisory fees..................................       12,711
  Professional fees.........................................       21,000
  Directors fees............................................          480
  Insurance fees............................................          778
  Fund accounting fees......................................        5,918
  Reports to shareholders...................................        2,153
  Distribution fees.........................................        4,282
  Registration fees.........................................        2,755
  Administration fees.......................................       16,760
  Shareholder servicing fees................................       49,458
                                                              -----------
     Total liabilities......................................      185,852
                                                              -----------
     NET ASSETS.............................................  $20,898,735
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   20,636,585
  Net unrealized appreciation on investments................      262,150
                                                              -----------
     NET ASSETS.............................................  $20,898,735
                                                              ===========
NET ASSETS:
  Stephens Premium Class of Shares..........................  $ 4,155,696
                                                              ===========
  Stephens Institutional Class of Shares....................  $16,743,039
                                                              ===========
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
  Stephens Premium Class of Shares..........................      409,473
                                                              ===========
  Stephens Institutional Class of Shares....................    1,630,383
                                                              ===========
NET ASSET VALUE PER SHARE:
  Stephens Premium Class of Shares..........................  $     10.15
                                                              ===========
  Stephens Institutional Class of Shares....................  $     10.27
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INTEREST INCOME.............................................  $ 682,251
                                                              ---------
EXPENSES:
  Custody fees..............................................     52,272
  Investment advisory fees..................................     12,711
  Professional fees.........................................     28,850
  Directors fees............................................      1,987
  Insurance fees............................................        778
  Fund accounting fees......................................      5,918
  Reports to shareholders...................................      2,153
  Distribution fees.........................................     31,779
  Registration fees.........................................     21,377
  Administration fees.......................................     38,134
  Shareholder servicing fees (Note 3):
     Stephens Premium Class of Shares.......................     16,560
     Stephens Institutional Class of Shares.................     32,898
                                                              ---------
Total expenses before reimbursements........................    245,417
Fees reimbursed.............................................   (140,414)
                                                              ---------
Net expenses................................................    105,003
                                                              ---------
Net investment income.......................................    577,248
                                                              ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................    147,340
  Net unrealized appreciation (depreciation) on
     investments............................................    262,150
                                                              ---------
  Net realized and unrealized gains on investments..........    409,490
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 986,738
                                                              =========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE
                                                                 YEAR ENDED
                                                              DECEMBER 31, 1998
                                                              -----------------
FROM OPERATIONS:
  Net investment income.....................................     $   577,248
  Net realized gains on investments.........................         147,340
  Net unrealized appreciation (depreciation) on
     investments............................................         262,150
                                                                 -----------
     Net increase in net assets resulting from operations...         986,738
                                                                 -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (724,588)
  Tax return of capital.....................................            (799)
                                                                 -----------
  Total dividends and distributions.........................        (725,387)
                                                                 -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Stephens Premium Class of Shares..........................       4,102,705
  Stephens Institutional Class of Shares....................      16,534,679
                                                                 -----------
     Increase in net assets from net fund share
      transactions..........................................      20,637,384
                                                                 -----------
Total increase in net assets................................      20,898,735
NET ASSETS:
  Beginning of year.........................................              --
                                                                 -----------
  End of year...............................................     $20,898,735
                                                                 ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                             STEPHENS SELECT EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Cash........................................................  $   609
Interest receivable.........................................        2
Receivable for fee reimbursements...........................   61,064
                                                              -------
     Total assets...........................................   61,675
                                                              -------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................   28,850
  Directors fees............................................      480
  Insurance fees............................................      778
  Fund accounting fees......................................    5,918
  Reports to shareholders...................................    2,153
  Registration fees.........................................   21,377
  Miscellaneous.............................................       15
                                                              -------
     Total liabilities......................................   59,571
                                                              -------
     NET ASSETS.............................................  $ 2,104
                                                              =======
NET ASSETS CONSIST OF:
  Paid-in capital...........................................  $ 2,104
                                                              -------
     NET ASSETS.............................................  $ 2,104
                                                              =======
NET ASSETS:
  Stephens Premium Class of Shares..........................  $ 1,050
                                                              =======
  Stephens Institutional Class of Shares....................  $ 1,054
                                                              =======
OUTSTANDING SHARES OF CAPITAL STOCK OF $.00001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
  Stephens Premium Class of Shares..........................      105
                                                              =======
  Stephens Institutional Class of Shares....................      105
                                                              =======
NET ASSET VALUE PER SHARE:
  Stephens Premium Class of Shares..........................  $ 10.00
                                                              =======
  Stephens Institutional Class of Shares....................  $ 10.01
                                                              =======

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                             STEPHENS SELECT EQUITY

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INTEREST INCOME.............................................  $    121
                                                              --------
EXPENSES:
  Professional fees.........................................    28,850
  Directors fees............................................     1,987
  Insurance fees............................................       778
  Fund accounting fees......................................     5,918
  Reports to shareholders...................................     2,153
  Registration fees.........................................    21,377
  Miscellaneous.............................................        22
                                                              --------
Total expenses before reimbursements........................    61,085
Fees reimbursed.............................................   (61,068)
                                                              --------
Net expenses................................................        17
                                                              --------
Net investment income.......................................       104
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    104
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                             STEPHENS SELECT EQUITY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1998
                                                              -----------------
FROM OPERATIONS:
  Net investment income.....................................       $  104
                                                                   ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (104)
                                                                   ------
     Total dividends and distributions......................         (104)
                                                                   ------
NET FUND SHARE TRANSACTIONS (NOTE 5):
  Stephens Premium Class of Shares..........................        1,050
  Stephens Institutional Class of Shares....................        1,054
                                                                   ------
     Increase in net assets from net fund share
      transactions..........................................        2,104
                                                                   ------
Total increase in net assets................................        2,104
NET ASSETS:
  Beginning of year.........................................           --
                                                                   ------
  End of year...............................................       $2,104
                                                                   ======

                       See notes to financial statements.

                           STEPHENS INTERMEDIATE BOND

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

PRINCIPAL                                                                     VALUE
----------                                                                 -----------
             US TREASURY NOTES -- 53.35%
$4,000,000   5.375%, 02/15/01............................................  $ 4,060,000
 2,250,000   5.875%, 09/30/02............................................    2,339,298
 2,475,000   5.75%, 10/31/02.............................................    2,563,947
 2,125,000   5.50%, 1/31/03..............................................    2,186,759
                                                                           -----------
             TOTAL US TREASURY NOTES (Cost $11,000,126)..................   11,150,004
                                                                           -----------
             US GOVERNMENT AGENCY SECURITIES -- 42.83%
             FANNIE MAE -- 19.24%
 3,040,000   6.24%, 07/29/02.............................................    3,156,432
   190,000   6.13%, 10/07/02.............................................      196,878
   665,000   5.94%, 01/27/03.............................................      668,097
                                                                           -----------
             TOTAL FANNIE MAE............................................    4,021,407
                                                                           -----------
             FEDERAL HOME LOAN BANK -- 11.42%
 1,000,000   5.66%, 01/13/03.............................................    1,022,000
 1,350,000   5.53%, 01/15/03.............................................    1,365,425
                                                                           -----------
             TOTAL FEDERAL HOME LOAN BANK................................    2,387,425
                                                                           -----------
             US TREASURY INFLATION INDEX -- 12.17%
 2,500,000   3.625%, 07/15/02............................................    2,542,226
                                                                           -----------
             TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $8,838,786).....    8,951,058
                                                                           -----------
             Total Investments -- 96.18% (Cost $19,838,912)..............   20,101,062
             Other assets less liabilities -- 3.82%......................      797,673
                                                                           -----------
             NET ASSETS -- 100.00%.......................................  $20,898,735
                                                                           ===========

The aggregate cost of securities for federal income tax purposes at December 31, 1998, is $19,838,912.

The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $   273,220
             Gross unrealized depreciation...............................      (11,070)
                                                                           -----------
             Net unrealized appreciation.................................  $   262,150
                                                                           ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

     The Diversified Investors Funds Group (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is composed of fifteen different series that are, in effect, separate investment funds. Thirteen of the series are as follows: the Money Market Fund, the High Quality Bond Fund, the Intermediate Government Bond Fund, the Government/Corporate Bond Fund, the Balanced Fund, the Equity Income Fund, the Equity Value Fund, the Growth & Income Fund, the Equity Growth Fund, the Special Equity Fund, the Aggressive Equity Fund, the High Yield Bond Fund and the International Equity Fund. The Trust established and designated each of the Funds as separate series on April 23, 1993, with the exception of the Intermediate Government Bond Fund, the High Yield Bond Fund and the International Equity Fund which were established on October 2, 1995, and the Equity Value Fund and the Aggressive Equity Fund which were established on May 1, 1996. Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of Diversified Investors Portfolios (the "Series Portfolio"). The Series Portfolio is an open-end management investment company registered under the 1940 Act.

     The Stephens Intermediate Bond Fund and the Stephens Select Equity Fund, two additional series of the Trust, were established on January 2, 1998. The funds offer Premium Class and Institutional Class shares. On January 2, 1998, six of the funds (Money Market, Equity Value, Equity Growth, Special Equity, High Yield Bond and International Equity) established Stephens Premium Class and Stephens Institutional Class shares, in addition to the existing shares now known as the Diversified Class of shares. The three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required by federal or state law.

     The funds are referred to herein as the "Funds".

     At December 31, 1998, each Fund's investment in the corresponding Series Portfolios was as follows:

                      FUND                         PERCENTAGE OF INTEREST IN PORTFOLIOS
                      ----                         ------------------------------------
Money Market.....................................                 23.27
High Quality Bond................................                  9.25
Intermediate Government Bond.....................                 16.37
Government/Corporate Bond........................                 11.90
Balanced.........................................                 20.45
Equity Income....................................                  9.11
Equity Value.....................................                 17.92
Growth & Income..................................                 26.02
Equity Growth....................................                 22.70
Special Equity...................................                 15.11
Aggressive Equity................................                 41.96
High Yield Bond..................................                 26.84
International Equity.............................                 22.23

     The financial statements of the Series Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  A.  INVESTMENT VALUATION:

     The value of each Fund's investment in a corresponding series of the Series Portfolio reflects that Fund's proportional interest in the net assets of the corresponding series of the Series Portfolio.

     The valuation policy of the securities held by the Series Portfolio is discussed in Note 2A of the Series Portfolio's notes to financial statements which are included elsewhere in this report.

     The bonds held by the Stephens Intermediate Bond Fund are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service.

  B.  INVESTMENT INCOME:

     Each Fund earns income, net of expenses, daily on its investment in the corresponding series of the Series Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Series Portfolio are allocated pro rata among the investors at the time of such determination.

     Interest income for the Stephens Intermediate Bond Fund is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Income and realized/unrealized gains/ losses are allocated proportionately to each class of shares based upon the relative daily net asset value of each class. Realized gains and losses from security transactions are recorded on the identified cost basis.

  C.  DIVIDENDS AND DISTRIBUTIONS:

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains will normally be declared annually and reinvested in additional shares.

     Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for foreign currency transactions, the reclassification of short term capital gains to investment income, and the different allocation methods for the recognition of realized capital gains. The effect of these differences for the year ended December 31, 1998, are as follows:

                                               UNDISTRIBUTED NET    ACCUMULATED NET
                                               INVESTMENT INCOME     REALIZED GAINS     PAID-IN CAPITAL
                                               (LOSS) INCREASED    (LOSSES) INCREASED      INCREASED
                                                  (DECREASED)         (DECREASED)         (DECREASED)
                                               -----------------   ------------------   ---------------
High Quality Bond............................         (6,444)             (12,219)            18,663
Intermediate Government Bond.................         56,421              (77,830)            21,409
Government/Corporate Bond....................        407,117             (435,955)            28,838
Balanced.....................................        219,011           (1,883,385)         1,664,374
Equity Income................................        (48,685)          (5,151,046)         5,199,731
Equity Value.................................      5,182,961           (5,715,449)           532,488
Growth & Income..............................        262,585           (2,676,123)         2,413,538
Equity Growth................................      1,217,047           (5,186,775)         3,969,728
Special Equity...............................        818,777           (2,816,048)         1,997,271
Aggressive Equity............................        157,344              222,495           (379,839)
High Yield Bond..............................             --               (1,695)             1,695
International Equity.........................        (78,004)            (531,386)          (609,390)
Stephens Intermediate Bond...................        148,139             (147,340)              (799)

                       DIVERSIFIED INVESTORS FUNDS GROUP

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     These reclassifications of the components of net assets reflected in the Statements of Assets and Liabilities did not affect net investment income
(loss), net realized gains (losses) on investments, or net assets.

  D.  FEDERAL INCOME TAXES:

     Each Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     For federal income tax purposes, the Funds indicated below have capital loss carryforwards at December 31, 1998, which are available to offset future realized capital gains, if any:

                                                           CAPITAL LOSS CARRYFORWARD   EXPIRATION DATE
                                                           -------------------------   ---------------
Money Market.............................................         $        7                2002
                                                                           2                2003
                                                                         131                2004
                                                                         677                2005
                                                                       1,473                2006
Growth & Income..........................................          2,519,603                2006
Special Equity...........................................             58,568                2006
High Quality Bond........................................             39,968                2005
Aggressive Equity........................................            758,822                2005
High Yield Bond..........................................            170,035                2006

  E.  OPERATING EXPENSES:

     The Trust accounts separately for the assets, liabilities and operations of the Funds. Expenses directly attributable to a fund are charged to that fund, while expenses attributable to all funds are allocated among them.

     Additionally, the Funds may allocate among their classes certain non class specific expenses based upon the relative daily net asset value of each class. Class specific expenses of the Funds are limited to shareholder servicing fees.

  F.  OTHER:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has entered into an Administrative Services Agreement with Diversified Investment Advisors, Inc. ("the Advisor"), an indirect, wholly-owned subsidiary of AEGON USA, Inc., under which the Advisor provides administration and transfer agency services. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from the Fund at an annual rate equal to 0.30% of the average daily net assets of each fund during the month. For these services, the Advisor earned $2,225,345 for the year ended December 31, 1998.

                       DIVERSIFIED INVESTORS FUNDS GROUP

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     The Trust has also entered into a Distribution Agreement with Diversified Investors Securities Corp. (the "Distributor"), a wholly-owned subsidiary of the Advisor. Pursuant to Rule 12b-1 of the 1940 Act, the Distributor may receive a fee from each fund at an annual rate not to exceed 0.25% of each fund's average daily net assets as reimbursement for expenses incurred in connection with the sale of shares of the fund. The aggregate distribution fees incurred by the funds amounted to $1,854,454 for the year ended December 31, 1998.

     Stephens, Inc. (the "Service Agent") provides shareholder services to all holders of Stephens Premium and Stephens Institutional Classes of shares. The Service Agent receives a fee from each of these two classes of shares at an annual rate of 0.50% and 0.35%, respectively, of the average daily net assets of each class. The Service Agent earned fees of $166,278 for the year ended December 31, 1998.

     The Advisor, Distributor and Service Agent have voluntarily undertaken to reimburse expenses of each class, to the extent necessary, to limit expenses to a rate equal to the percentages specified in the table below of the corresponding class' average daily net assets, including the expenses of the Portfolio Series.

                                                                       STEPHENS      STEPHENS
                                                   DIVERSIFIED          PREMIUM    INSTITUTIONAL
                                                      CLASS              CLASS         CLASS
                                                   EXPENSE CAP        EXPENSE CAP   EXPENSE CAP
                                             -----------------------  -----------  -------------
Money Market...............................  80 basis points (b.p.)   95 b.p.      75 b.p.
High Quality Bond..........................  100 b.p.                 --           --
Intermediate Government Bond...............  100 b.p.                 --           --
Government/Corporate Bond..................  100 b.p.                 --           --
Balanced...................................  110 b.p.                 --           --
Equity Income..............................  100 b.p.                 --           --
Equity Value...............................  110 b.p.                 135 b.p.     110 b.p.
Growth & Income............................  115 b.p.                 --           --
Equity Growth..............................  125 b.p.                 120 b.p.     100 b.p.
Special Equity.............................  150 b.p.                 140 b.p.     120 b.p.
Aggressive Equity..........................  150 b.p.                 --           --
High Yield Bond............................  110 b.p.                 130 b.p.     110 b.p.
International Equity.......................  140 b.p.                 145 b.p.     125 b.p.
Stephens Intermediate Bond.................  --                       90 b.p.      80 b.p.
Stephens Select Equity.....................  --                       90 b.p.      85 b.p.

     Of the fees earned by the Advisor, Distributor, and Service Agent, $420,005, $726,128, and $154,962, respectively, were reimbursed.

     Certain trustees and officers of the Trust are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust's officers receive compensation from the funds. Aggregate remuneration incurred for non-affiliated trustees of the Trust for the year ended December 31, 1998, amounted to $29,125.

4.  PURCHASE AND SALE OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from the sales for the year ended December 31, 1998, were as follows:

                                                      COST OF PURCHASES   PROCEEDS FROM SALES
                                                      -----------------   -------------------
Stephens Intermediate Bond
  U.S. Government Obligations.......................     $8,259,313           $27,969,392

                       DIVERSIFIED INVESTORS FUNDS GROUP

5.  CAPITAL SHARE TRANSACTIONS

     The Trust has an unlimited authorized number of shares (par value of $0.00001) which are presently divided into fifteen series of shares (one series underlying each Fund). The Money Market, Equity Value, Equity Growth, Special Equity, High Yield Bond and International Equity Funds each contain three classes of shares, the Diversified Funds Class, the Stephens Premium Class and the Stephens Institutional Class. The Stephens Funds each contain two classes of shares, the Stephens Premium Class and the Stephens Institutional Class. The transactions in each of the classes are as follows:

                                                            DIVERSIFIED CLASS
                                         --------------------------------------------------------
                                                 YEAR ENDED                   YEAR ENDED
                                             DECEMBER 31, 1998             DECEMBER 31, 1997
                                         --------------------------   ---------------------------
                                           SHARES         AMOUNT        SHARES         AMOUNT
                                         -----------   ------------   -----------   -------------
MONEY MARKET
Issued during period...................   21,005,330   $220,809,042    11,854,786   $ 122,750,499
Issued on reinvestment of dividends and
  distributions........................      175,387      1,829,291        72,862         746,659
Redeemed during period.................  (17,150,067)  (180,159,201)  (10,205,866)   (105,770,337)
                                         -----------   ------------   -----------   -------------
Net increase...........................    4,030,650   $ 42,479,132     1,721,782   $  17,726,821
                                         ===========   ============   ===========   =============
HIGH QUALITY BOND
Issued during period...................    1,484,128   $ 17,032,104       841,630   $   9,450,662
Issued on reinvestment of dividends and
  distributions........................       63,889        727,691        20,988         233,191
Redeemed during period.................     (463,688)    (5,279,979)     (188,967)     (2,139,566)
                                         -----------   ------------   -----------   -------------
Net increase...........................    1,084,329   $ 12,479,816       673,651   $   7,544,287
                                         ===========   ============   ===========   =============
INTERMEDIATE GOVERNMENT BOND
Issued during period...................    1,920,164   $ 21,235,350       783,539   $   8,319,118
Issued on reinvestment of dividends and
  distributions........................       78,015        856,602        17,466         186,066
Redeemed during period.................     (437,934)    (4,785,653)      (90,305)       (943,847)
                                         -----------   ------------   -----------   -------------
Net increase...........................    1,560,245   $ 17,306,299       710,700   $   7,561,337
                                         ===========   ============   ===========   =============
GOVERNMENT CORPORATE BOND
Issued during period...................    3,898,145   $ 49,664,455     1,804,140   $  21,914,596
Issued on reinvestment of dividends and
  distributions........................      216,861      2,734,625        53,311         654,007
Redeemed during period.................     (659,518)    (8,421,724)     (280,015)     (3,416,637)
                                         -----------   ------------   -----------   -------------
Net increase...........................    3,455,488   $ 43,977,356     1,577,436   $  19,151,966
                                         ===========   ============   ===========   =============
BALANCED
Issued during period...................    3,906,887   $ 60,644,903     3,653,587   $  51,901,314
Issued on reinvestment of dividends and
  distributions........................      222,526      3,393,309       242,473       3,494,280
Redeemed during period.................     (920,933)   (14,293,628)     (925,192)    (12,960,705)
                                         -----------   ------------   -----------   -------------
Net increase...........................    3,208,480   $ 49,744,584     2,970,868   $  42,434,889
                                         ===========   ============   ===========   =============
EQUITY INCOME
Issued during period...................    3,682,843   $ 75,375,317     3,164,818   $  56,182,806
Issued on reinvestment of dividends and
  distributions........................      186,715      3,779,110        80,093       1,506,534
Redeemed during period.................   (1,196,643)   (24,637,005)     (458,578)     (8,274,315)
                                         -----------   ------------   -----------   -------------
Net increase...........................    2,672,915   $ 54,517,422     2,786,333   $  49,415,025
                                         ===========   ============   ===========   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                            DIVERSIFIED CLASS
                                         --------------------------------------------------------
                                                 YEAR ENDED                   YEAR ENDED
                                             DECEMBER 31, 1998             DECEMBER 31, 1997
                                         --------------------------   ---------------------------
                                           SHARES         AMOUNT        SHARES         AMOUNT
                                         -----------   ------------   -----------   -------------
EQUITY VALUE
Issued during period...................    3,677,549   $ 47,171,035     1,952,964   $  23,955,933
Issued on reinvestment of dividends and
  distributions........................      386,313      4,685,974        82,631         986,512
Redeemed during period.................   (1,433,549)   (18,714,326)     (334,141)     (4,285,253)
                                         -----------   ------------   -----------   -------------
Net increase...........................    2,630,313   $ 33,142,683     1,701,454   $  20,657,192
                                         ===========   ============   ===========   =============
GROWTH & INCOME
Issued during period...................    6,820,697   $143,874,944     3,301,631   $  54,618,827
Issued on reinvestment of dividends and
  distributions........................      157,313      3,554,312        56,829         994,837
Redeemed during period.................   (1,961,108)   (42,366,588)     (396,768)     (6,704,048)
                                         -----------   ------------   -----------   -------------
Net increase...........................    5,016,902   $105,062,668     2,961,692   $  48,909,616
                                         ===========   ============   ===========   =============
EQUITY GROWTH
Issued during period...................    4,337,297   $ 86,843,291     3,463,320   $  54,504,140
Issued on reinvestment of dividends and
  distributions........................      211,424      4,632,309       104,685       1,791,345
Redeemed during period.................   (1,300,048)   (26,614,851)     (609,348)    (10,184,419)
                                         -----------   ------------   -----------   -------------
Net increase...........................    3,248,673   $ 64,860,749     2,958,657   $  46,111,066
                                         ===========   ============   ===========   =============
SPECIAL EQUITY
Issued during period...................    4,721,237   $ 95,516,214     2,870,542   $  53,577,577
Issued on reinvestment of dividends and
  distributions........................       63,250      1,230,854       131,367       2,568,043
Redeemed during period.................   (1,860,112)   (37,533,602)     (378,487)     (7,245,725)
                                         -----------   ------------   -----------   -------------
Net increase...........................    2,924,375   $ 59,213,466     2,623,422   $  48,899,895
                                         ===========   ============   ===========   =============
AGGRESSIVE EQUITY
Issued during period...................    2,037,920   $ 23,016,431       958,378   $  10,050,938
Issued on reinvestment of dividends and
  distributions........................       57,387        734,015            --              --
Redeemed during period.................     (513,586)    (5,838,329)     (107,222)     (1,118,578)
                                         -----------   ------------   -----------   -------------
Net increase...........................    1,581,721   $ 17,912,117       851,156   $   8,932,360
                                         ===========   ============   ===========   =============
HIGH YIELD BOND
Issued during period...................    1,509,107   $ 17,638,321       975,614   $  10,968,499
Issued on reinvestment of dividends and
  distributions........................       14,357        165,817        51,530         584,301
Redeemed during period.................     (272,556)    (3,194,149)     (355,695)     (4,040,685)
                                         -----------   ------------   -----------   -------------
Net increase...........................    1,250,908   $ 14,609,989       671,449   $   7,512,115
                                         ===========   ============   ===========   =============
INTERNATIONAL EQUITY
Issued during period...................    4,124,237   $ 52,674,752     2,556,666   $  31,672,394
Issued on reinvestment of dividends and
  distributions........................       90,399      1,137,222        56,763         660,387
Redeemed during period.................   (1,821,168)   (23,283,329)     (291,462)     (3,673,508)
                                         -----------   ------------   -----------   -------------
Net increase...........................    2,393,468   $ 30,528,645     2,321,967   $  28,659,273
                                         ===========   ============   ===========   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  PREMIUM CLASS            INSTITUTIONAL CLASS
                                            -------------------------   -------------------------
                                                   YEAR ENDED                  YEAR ENDED
                                                DECEMBER 31, 1998           DECEMBER 31, 1998
                                            -------------------------   -------------------------
                                              SHARES        AMOUNT        SHARES        AMOUNT
                                            -----------   -----------   -----------   -----------
MONEY MARKET
Issued during period......................       20,643   $   213,449     1,308,484   $13,406,313
Issued on reinvestment of dividends and
  distributions...........................          254         2,618        22,778       232,568
Redeemed during period....................       (3,265)      (33,766)     (469,641)   (4,828,271)
                                            -----------   -----------   -----------   -----------
Net increase..............................       17,632   $   182,301       861,621   $ 8,810,610
                                            ===========   ===========   ===========   ===========
EQUITY VALUE
Issued during period......................      444,303   $ 4,752,899     1,530,553   $16,193,124
Issued on reinvestment of dividends and
  distributions...........................       27,834       270,824       103,846     1,033,268
Redeemed during period....................     (193,086)   (1,978,320)     (349,397)   (3,677,964)
                                            -----------   -----------   -----------   -----------
Net increase..............................      279,051   $ 3,045,403     1,285,002   $13,548,428
                                            ===========   ===========   ===========   ===========
EQUITY GROWTH
Issued during period......................       71,028   $   785,425       384,452   $ 4,042,573
Issued on reinvestment of dividends and
  distributions...........................          380         4,770         8,297       104,041
Redeemed during period....................      (53,507)     (577,925)      (17,810)     (206,529)
                                            -----------   -----------   -----------   -----------
Net increase..............................       17,901   $   212,270       374,939   $ 3,940,085
                                            ===========   ===========   ===========   ===========
SPECIAL EQUITY
Issued during period......................      322,909   $ 3,264,924       861,762   $ 8,428,892
Issued on reinvestment of dividends and
  distributions...........................        4,811        44,934         5,785        55,425
Redeemed during period....................     (173,479)   (1,622,825)      (99,754)     (974,159)
                                            -----------   -----------   -----------   -----------
Net increase..............................      154,241   $ 1,687,033       767,793   $ 7,510,158
                                            ===========   ===========   ===========   ===========
HIGH YIELD BOND
Issued during period......................      115,178   $ 1,175,087       250,198   $ 2,564,932
Issued on reinvestment of dividends and
  distributions...........................          168         1,700         1,257        12,757
Redeemed during period....................      (84,222)     (847,744)      (40,077)     (414,836)
                                            -----------   -----------   -----------   -----------
Net increase..............................       31,124   $   329,043       211,378   $ 2,162,853
                                            ===========   ===========   ===========   ===========
INTERNATIONAL EQUITY
Issued during period......................      266,842   $ 2,895,648       694,774   $ 7,395,904
Issued on reinvestment of dividends and
  distributions...........................        2,969        31,236        11,737       123,940
Redeemed during period....................     (139,102)   (1,442,304)     (114,925)   (1,227,251)
                                            -----------   -----------   -----------   -----------
Net increase..............................      130,709   $ 1,484,580       591,586   $ 6,292,593
                                            ===========   ===========   ===========   ===========
STEPHENS INTERMEDIATE BOND
Issued during period......................      499,850   $ 5,047,689     2,096,429   $21,362,649
Issued on reinvestment of dividends and
  distributions...........................       17,679       179,793        53,022       545,595
Redeemed during period....................     (108,056)   (1,124,777)     (519,068)   (5,373,565)
                                            -----------   -----------   -----------   -----------
Net increase..............................      409,473   $ 4,102,705     1,630,383   $16,534,679
                                            ===========   ===========   ===========   ===========

                       DIVERSIFIED INVESTORS FUNDS GROUP

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  PREMIUM CLASS            INSTITUTIONAL CLASS
                                            -------------------------   -------------------------
                                                   YEAR ENDED                  YEAR ENDED
                                                DECEMBER 31, 1998           DECEMBER 31, 1998
                                            -------------------------   -------------------------
                                              SHARES        AMOUNT        SHARES        AMOUNT
                                            -----------   -----------   -----------   -----------
STEPHENS SELECT EQUITY
Issued during period......................          100   $     1,000           100   $     1,000
Issued on reinvestment of dividends and
  distributions...........................            5            50             5            54
                                            -----------   -----------   -----------   -----------
Net increase..............................          105   $     1,050           105   $     1,054
                                            ===========   ===========   ===========   ===========

                       DIVERSIFIED INVESTORS FUNDS GROUP

6.  FINANCIAL HIGHLIGHTS

     For the average shares outstanding for the year for the

DIVERSIFIED CLASS OF SHARES

                                                                      MONEY MARKET
                                               -----------------------------------------------------------
                                                                   FOR THE YEAR ENDED
                                               -----------------------------------------------------------
                                                  1998          1997          1996        1995      1994
                                               -----------   -----------   ----------   --------   -------
Net asset value, beginning of period.........  $     10.26   $     10.11   $     9.83   $   9.61   $ 10.00
                                               -----------   -----------   ----------   --------   -------
Income from investment operations:
  Net investment income......................         0.51          0.51         0.19       0.31      0.66
  Net realized and unrealized gains (losses)
    on investments...........................           --         (0.01)        0.30       0.22     (0.39)
                                               -----------   -----------   ----------   --------   -------
Total income from investment operations......         0.51          0.50         0.49       0.53      0.27
                                               -----------   -----------   ----------   --------   -------
Less: Dividends and distributions from:
  Net investment income......................        (0.33)        (0.35)       (0.19)     (0.31)    (0.66)
  Net realized gain on investments...........           --            --           --         --        --
  Tax return of capital......................        (0.00)**          --       (0.02)        --        --
                                               -----------   -----------   ----------   --------   -------
Total dividends and distributions............        (0.33)        (0.35)       (0.21)     (0.31)    (0.66)
                                               -----------   -----------   ----------   --------   -------
Net asset value, end of period...............  $     10.44   $     10.26   $    10.11   $   9.83   $  9.61
                                               ===========   ===========   ==========   ========   =======
Total return.................................         4.91%         4.98%        4.87%      5.50%     3.45%
                                               ===========   ===========   ==========   ========   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....................  $63,979,337   $21,513,791   $3,783,802   $113,491   $25,092
                                               ===========   ===========   ==========   ========   =======
Ratio of expenses to average net assets,
  including expenses of the Series
  Portfolios.................................         0.97%         1.12%        4.35%     67.48%    59.21%
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement).....................         0.80%         0.80%        0.80%      0.76%     0.51%
Ratio of net investment income to average net
  assets.....................................         4.65%         4.55%        1.20%    (61.47)%  (55.80)%
Ratio of net investment income to average net
  assets (net of reimbursement)..............         4.82%         4.87%        4.76%      5.24%     2.90%

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

                       HIGH QUALITY BOND(1)                       INTERMEDIATE GOVERNMENT BOND(2)
      -------------------------------------------------------   -----------------------------------
                        FOR THE YEAR ENDED                              FOR THE YEAR ENDED
      -------------------------------------------------------   -----------------------------------
         1998          1997        1996      1995      1994        1998          1997        1996
      -----------   ----------   --------   -------   -------   -----------   ----------   --------
      $     11.13   $    10.89   $  10.61   $  9.87   $ 10.00   $     10.67   $    10.21   $  10.00
      -----------   ----------   --------   -------   -------   -----------   ----------   --------
             0.61         0.63       0.20      0.42      0.18          0.54         0.54       0.14
             0.06        (0.07)      0.28      0.74     (0.12)         0.15         0.16       0.22
      -----------   ----------   --------   -------   -------   -----------   ----------   --------
             0.67         0.56       0.48      1.16      0.06          0.69         0.70       0.36
      -----------   ----------   --------   -------   -------   -----------   ----------   --------
            (0.41)       (0.32)     (0.20)    (0.42)    (0.18)        (0.37)       (0.24)     (0.14)
               --           --         --        --        --         (0.01)          --         --
               --        (0.00)**       --       --     (0.01)        (0.00)**      (0.00)**    (0.01)
      -----------   ----------   --------   -------   -------   -----------   ----------   --------
            (0.41)       (0.32)     (0.20)    (0.42)    (0.19)        (0.38)       (0.24)     (0.15)
      -----------   ----------   --------   -------   -------   -----------   ----------   --------
      $     11.39   $    11.13   $  10.89   $ 10.61   $  9.87   $     10.98   $    10.67   $  10.21
      ===========   ==========   ========   =======   =======   ===========   ==========   ========
             6.08%        5.11%      4.51%    11.85%     0.67%         6.47%        6.88%      4.15%*
      ===========   ==========   ========   =======   =======   ===========   ==========   ========
      $21,031,334   $8,480,842   $966,031   $71,167   $20,872   $25,893,328   $8,515,888   $893,261
      ===========   ==========   ========   =======   =======   ===========   ==========   ========
             1.22%        1.77%     12.60%    91.16%   284.62%*        1.19%        1.91%     17.46%*
             1.00%        1.00%      0.98%     1.00%     0.55%*        1.00%        1.00%      0.94%*
             5.05%        4.81%      5.58%   (83.53)% (279.12)%*        4.65%       4.13%    (11.28)%*
             5.27%        5.58%      6.03%     6.63%     4.96%*        4.84%        5.05%      5.24%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the year for the

DIVERSIFIED CLASS OF SHARES

                                                       GOVERNMENT/CORPORATE BOND(1)                      BALANCED(1)
                                     ----------------------------------------------------------------    ------------
                                                            FOR THE YEAR ENDED
                                     ----------------------------------------------------------------    ------------
                                        1998           1997           1996         1995        1994          1998
                                     -----------    -----------    ----------    --------    --------    ------------
Net asset value, beginning of
  period.........................    $     12.27    $     11.69    $    11.60    $   9.91    $  10.00    $      14.58
                                     -----------    -----------    ----------    --------    --------    ------------
Income from investment
  operations:
  Net investment income..........           0.68           0.72          0.22        0.30        0.19            0.40
  Net realized and unrealized
    gains (losses) on
    investments..................           0.20           0.24          0.10        1.71       (0.09)           1.31
                                     -----------    -----------    ----------    --------    --------    ------------
Total income from investment
  operations.....................           0.88           0.96          0.32        2.01        0.10            1.71
                                     -----------    -----------    ----------    --------    --------    ------------
Less: Dividends and distributions
  from:
  Net investment income..........          (0.54)         (0.38)        (0.23)      (0.28)      (0.19)          (0.29)
  Net realized gain on
    investments..................          (0.01)**          --            --       (0.04)         --           (0.25)
  Tax return of capital..........          (0.00)**       (0.00)**         --          --          --              --
                                     -----------    -----------    ----------    --------    --------    ------------
Total dividends and
  distributions..................          (0.55)         (0.38)        (0.23)      (0.32)      (0.19)          (0.54)
                                     -----------    -----------    ----------    --------    --------    ------------
Net asset value, end of period...    $     12.60    $     12.27    $    11.69    $  11.60    $   9.91    $      15.75
                                     ===========    ===========    ==========    ========    ========    ============
Total return.....................           7.13%          8.14%         2.74%      20.30%       1.10%          11.81%
                                     ===========    ===========    ==========    ========    ========    ============
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.........    $65,605,780    $21,504,827    $2,056,127    $175,079    $ 22,937    $103,470,279
                                     ===========    ===========    ==========    ========    ========    ============
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios..........           1.05%          1.32%         7.50%      56.91%     257.24%*          1.11%
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios (net of
  reimbursement).................           1.00%          1.00%         0.99%       0.85%       0.54%*          1.10%
Ratio of net investment income to
  average net assets.............           5.30%          5.52%         0.66%     (50.11)%   (251.51)%*         2.57%
Ratio of net investment income to
  average net assets (net of
  reimbursement).................           5.35%          5.85%         5.85%       5.92%       5.18%*          2.58%

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

                     BALANCED(1)                                           EQUITY INCOME(1)
    ----------------------------------------------   -------------------------------------------------------------
                  FOR THE YEAR ENDED                                      FOR THE YEAR ENDED
    ----------------------------------------------   -------------------------------------------------------------
       1997          1996        1995       1994         1998          1997          1996        1995       1994
    -----------   ----------   --------   --------   ------------   -----------   ----------   --------   --------
    $     13.27   $    12.04   $  10.05   $  10.00   $      19.22   $     15.25   $    13.09   $   9.93   $  10.00
    -----------   ----------   --------   --------   ------------   -----------   ----------   --------   --------
           0.44         0.21       0.24       0.07           0.35          0.32         0.16       0.16       0.09
           2.02         1.77       2.61       0.07           2.02          4.14         2.18       3.28      (0.07)
    -----------   ----------   --------   --------   ------------   -----------   ----------   --------   --------
           2.46         1.98       2.85       0.14           2.37          4.46         2.34       3.44       0.02
    -----------   ----------   --------   --------   ------------   -----------   ----------   --------   --------
          (0.91)       (0.21)     (0.24)     (0.07)         (0.28)        (0.20)       (0.14)     (0.16)     (0.09)
          (0.24)       (0.54)     (0.51)        --          (0.36)        (0.29)       (0.04)     (0.04)        --
             --           --      (0.11)     (0.02)         (0.02)           --           --      (0.08)        --
    -----------   ----------   --------   --------   ------------   -----------   ----------   --------   --------
          (1.15)       (0.75)     (0.86)     (0.09)         (0.66)        (0.49)       (0.18)     (0.28)     (0.09)
    -----------   ----------   --------   --------   ------------   -----------   ----------   --------   --------
    $     14.58   $    13.27   $  12.04   $  10.05   $      20.93   $     19.22   $    15.25   $  13.09   $   9.93
    ===========   ==========   ========   ========   ============   ===========   ==========   ========   ========
          18.67%       16.39%     28.47%      1.43%         12.47%        29.31%       17.91%     34.62%      0.24%
    ===========   ==========   ========   ========   ============   ===========   ==========   ========   ========
    $49,014,319   $5,182,113   $895,351   $151,629   $124,478,213   $62,936,623   $7,455,379   $590,381   $ 70,855
    ===========   ==========   ========   ========   ============   ===========   ==========   ========   ========
           1.21%        3.08%      9.95%     71.47%*         1.09%         1.20%        3.22%     17.88%    106.54%*
           1.10%        0.97%      0.87%      0.49%*         1.00%         1.00%        1.00%      0.90%      0.42%*
           2.88%        0.78%     (5.68)%   (68.13)%*         1.63%        1.51%        0.11%    (14.15)%  (103.39)%*
           2.99%        2.98%      3.40%      2.86%*         1.72%         1.71%        2.33%      2.82%      2.74%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the year for the

DIVERSIFIED CLASS OF SHARES

                                                         EQUITY VALUE(3)                    GROWTH & INCOME(1)
                                              --------------------------------------    ---------------------------
                                                        FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                              --------------------------------------    ---------------------------
                                                 1998           1997          1996          1998           1997
                                              -----------    -----------    --------    ------------    -----------
Net asset value, beginning of period........  $     12.27    $     10.75    $  10.00    $      18.16    $     13.78
                                              -----------    -----------    --------    ------------    -----------
Income from investment operations:
  Net investment income.....................         0.13           0.12        0.02           (0.05)          0.02
  Net realized and unrealized gains (losses)
    on investments..........................         1.17           2.17        0.86            6.32           4.67
                                              -----------    -----------    --------    ------------    -----------
Total income from investment operations.....         1.30           2.29        0.88            6.27           4.69
                                              -----------    -----------    --------    ------------    -----------
Less: Dividends and distributions from:
  Net investment income.....................        (1.07)         (0.71)      (0.01)          (0.01)         (0.06)
  Net realized gain on investments..........        (0.12)         (0.06)      (0.12)          (0.01)         (0.25)
  Tax return of capital.....................           --             --          --           (0.42)            --
                                              -----------    -----------    --------    ------------    -----------
Total dividends and distributions...........        (1.19)         (0.77)      (0.13)          (0.44)         (0.31)
                                              -----------    -----------    --------    ------------    -----------
Net asset value, end of period..............  $     12.38    $     12.27    $  10.75    $      23.99    $     18.16
                                              ===========    ===========    ========    ============    ===========
Total return................................        10.79%         21.43%      16.61%*         34.63%         34.14%
                                              ===========    ===========    ========    ============    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period....................  $54,085,925    $21,309,839    $385,208    $200,946,409    $61,020,784
                                              ===========    ===========    ========    ============    ===========
Ratio of expenses to average net assets,
  including expenses of the Series
  Portfolios................................         1.28%          1.66%      56.35%*          1.24%          1.39%
Ratio of expenses to average net assets,
  including expenses of the Series
  Portfolios (net of reimbursement).........         1.10%          1.10%       1.07%*          1.15%          1.15%
Ratio of net investment income to average
  net assets................................         0.80%          0.36%     (54.60)%*        (0.32)%        (0.15)%
Ratio of net investment income to average
  net assets (net of reimbursement).........         0.98%          0.93%       1.09%*         (0.22)%         0.10%

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

          GROWTH & INCOME(1)                                EQUITY GROWTH(1)
    -------------------------------   -------------------------------------------------------------
          FOR THE YEAR ENDED                               FOR THE YEAR ENDED
    -------------------------------   -------------------------------------------------------------
       1996        1995      1994         1998          1997          1996        1995       1994
    ----------   --------   -------   ------------   -----------   ----------   --------   --------
    $    11.47   $  10.22   $ 10.00   $      17.73   $     14.50   $    13.36   $  11.35   $  10.00
    ----------   --------   -------   ------------   -----------   ----------   --------   --------
          0.19       0.06      0.03          (0.07)        (0.03)          --       0.01      (0.01)
          2.29       3.18      0.22           6.41          3.85         2.41       2.09       1.36
    ----------   --------   -------   ------------   -----------   ----------   --------   --------
          2.48       3.24      0.25           6.34          3.82         2.41       2.10       1.35
    ----------   --------   -------   ------------   -----------   ----------   --------   --------
         (0.15)     (0.06)    (0.03)         (0.09)        (0.26)          --      (0.01)        --
         (0.02)     (0.95)       --          (0.66)        (0.33)       (1.18)        --         --
            --      (0.98)       --             --         (0.00)**      (0.09)    (0.08)        --
    ----------   --------   -------   ------------   -----------   ----------   --------   --------
         (0.17)     (1.99)    (0.03)         (0.75)        (0.59)       (1.27)     (0.09)        --
    ----------   --------   -------   ------------   -----------   ----------   --------   --------
    $    13.78   $  11.47   $ 10.22   $      23.32   $     17.73   $    14.50   $  13.36   $  11.35
    ==========   ========   =======   ============   ===========   ==========   ========   ========
         21.61%     32.11%     2.49%         35.97%        26.54%       17.93%     18.50%     13.58%
    ==========   ========   =======   ============   ===========   ==========   ========   ========
    $5,483,747   $443,638   $60,475   $150,958,507   $57,186,689   $3,859,931   $618,317   $120,370
    ==========   ========   =======   ============   ===========   ==========   ========   ========
          3.99%     21.71%  (140.33)%*         1.26%        1.37%        4.34%     14.34%     70.79%*
          1.14%      1.03%     0.43%*         1.24%         1.25%        1.20%      1.01%      0.42%*
         (2.38)%   (19.66)% (138.93)%*        (0.38)%       (0.31)%      (3.64)%   (13.13)%   (71.00)%*
          0.47%      1.02%     0.97%*        (0.36)%       (0.19)%       0.50%      0.20%     (0.21)%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the year for the

DIVERSIFIED CLASS OF SHARES

                                                                          SPECIAL EQUITY(1)
                                                  -----------------------------------------------------------------
                                                                         FOR THE YEAR ENDED
                                                  -----------------------------------------------------------------
                                                      1998           1997           1996         1995        1994
                                                  ------------    -----------    ----------    --------    --------
Net asset value, beginning of period............  $      20.56    $     17.09    $    13.95    $  10.75    $ 10.00
                                                  ------------    -----------    ----------    --------    -------
Income from investment operations:
  Net investment income.........................         (0.09)         (0.04)           --          --         --
  Net realized and unrealized gains (losses) on
    investments.................................          0.72           4.41          3.58        4.43       0.84
                                                  ------------    -----------    ----------    --------    -------
Total income from investment operations.........          0.63           4.37          3.58        4.43       0.84
                                                  ------------    -----------    ----------    --------    -------
Less: Dividends and distributions from:
  Net investment income.........................         (0.07)         (0.39)           --          --         --
  In excess of net investment income............            --             --         (0.03)         --         --
  Net realized gain on investments..............         (0.05)         (0.51)        (0.38)      (0.89)     (0.09)
  In excess of net realized gain on
    investments.................................            --             --            --          --         --
  Tax return of capital.........................         (0.09)            --         (0.03)      (0.34)        --
                                                  ------------    -----------    ----------    --------    -------
Total dividends and distributions...............         (0.21)         (0.90)        (0.44)      (1.23)     (0.09)
                                                  ------------    -----------    ----------    --------    -------
Net asset value, end of period..................  $      20.98    $     20.56    $    17.09    $  13.95    $ 10.75
                                                  ============    ===========    ==========    ========    =======
Total return....................................          3.10%         25.82%        25.76%      41.50%      8.54%
                                                  ============    ===========    ==========    ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period........................  $125,863,140    $63,237,963    $7,736,347    $600,294    $87,705
                                                  ============    ===========    ==========    ========    =======
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios...          1.46%          1.57%         3.63%      15.76%     99.91%*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)........................          1.45%          1.50%         1.49%       1.33%      0.54%*
Ratio of net investment income to average net
  assets........................................         (0.47)%        (0.26)%       (2.48)%    (14.58)%    (99.33)%*
Ratio of net investment income to average net
  assets (net of reimbursement).................         (0.46)%        (0.18)%       (0.34)%     (0.18)%      0.04%*

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

           AGGRESSIVE EQUITY(4)                   HIGH YIELD BOND(5)                   INTERNATIONAL EQUITY(6)
    -----------------------------------   -----------------------------------   --------------------------------------
            FOR THE YEAR ENDED                    FOR THE YEAR ENDED                      FOR THE YEAR ENDED
    -----------------------------------   -----------------------------------   --------------------------------------
       1998          1997        1996        1998          1997        1996        1998          1997          1996
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
    $     10.00   $     9.43   $  10.00   $     11.38   $    10.68   $  10.00   $     11.86   $     11.27   $    10.00
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
          (0.09)       (0.06)      0.05          0.96         0.94       0.21          0.06          0.04         0.01
           4.24         0.63      (0.58)        (0.70)        0.37       0.66          1.18          0.83         1.37
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
           4.15         0.57      (0.53)         0.26         1.31       0.87          1.24          0.87         1.38
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
             --           --      (0.04)        (0.08)       (0.58)     (0.19)        (0.01)        (0.20)       (0.01)
             --           --         --            --           --         --            --            --           --
          (0.00)**         --        --         (0.01)       (0.03)        --         (0.12)        (0.08)       (0.04)
             --           --         --            --           --         --            --            --        (0.04)
          (0.31)          --         --            --           --         --         (0.10)        (0.00)**      (0.02)
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
          (0.31)          --      (0.04)        (0.09)       (0.61)     (0.19)        (0.23)        (0.28)       (0.11)
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
    $     13.84   $    10.00   $   9.43   $     11.55   $    11.38   $  10.68   $     12.87   $     11.86   $    11.27
    ===========   ==========   ========   ===========   ==========   ========   ===========   ===========   ==========
          41.79%        6.13%     (9.51)%*        2.20%      12.28%      9.50%*       10.47%         7.74%       14.59%*
    ===========   ==========   ========   ===========   ==========   ========   ===========   ===========   ==========
    $34,154,980   $8,855,719   $326,476   $22,994,590   $8,430,804   $738,100   $63,404,266   $30,063,542   $2,398,279
    ===========   ==========   ========   ===========   ==========   ========   ===========   ===========   ==========
           1.87%        2.70%     64.34%*        1.40%        1.88%     25.60%*        1.53%         1.72%        9.79%*
           1.50%        1.43%      1.41%*        1.10%        1.10%      1.10%*        1.40%         1.40%        1.41%*
          (1.19)%      (1.81)%   (64.36)%*        7.89%       7.44%    (16.15)%*        0.35%       (0.03)%      (7.91)%*
          (0.82)%      (0.54)%    (1.05)%*        8.19%       8.22%      8.35%*        0.48%         0.29%        0.48%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the year ended December 31, 1998, for the

STEPHENS PREMIUM CLASS OF SHARES

                                                             MONEY        EQUITY       EQUITY
                                                             MARKET       VALUE        GROWTH
                                                            --------    ----------    --------
Net asset value, beginning of period....................    $  10.00    $    10.00    $  10.00
                                                            --------    ----------    --------
Income from investment operations:
  Net investment income.................................        0.47          0.08       (0.04)
  Net realized and unrealized gains (losses) on
     investments........................................        0.01          0.93        3.64
                                                            --------    ----------    --------
Total income from investment operations.................        0.48          1.01        3.60
                                                            --------    ----------    --------
Less: Dividends and distributions from:
  Net investment income.................................       (0.14)        (0.97)      (0.03)
  Net realized gain on investments......................          --         (0.11)      (0.24)
  Tax return of capital.................................       (0.00)**         --          --
                                                            --------    ----------    --------
Total dividends and distributions.......................       (0.14)        (1.08)      (0.27)
                                                            --------    ----------    --------
Net asset value, end of period..........................    $  10.34    $     9.93    $  13.33
                                                            ========    ==========    ========
Total return............................................        4.79%        10.32%      36.20%
                                                            ========    ==========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period................................    $182,285    $2,771,720    $238,696
                                                            ========    ==========    ========
Ratio of expenses to average net assets*................       41.83%         2.70%      13.04%
Ratio of expenses to average net assets (net of
  reimbursement)*.......................................        0.95%         1.35%       1.20%
Ratio of net investment income to average net assets*...      (36.29)%       (0.61)%    (12.19)%
Ratio of net investment income to average net assets
  (net of reimbursement)*...............................        4.59%         0.74%      (0.35)%

---------------
 * Annualized

** Less than one penny per share

                                                       STEPHENS         STEPHENS
     SPECIAL          HIGH        INTERNATIONAL      INTERMEDIATE        SELECT
      EQUITY         YIELD           EQUITY              BOND            EQUITY
    ----------      --------      -------------      ------------      ----------
    $    10.00      $  10.00       $    10.00         $    10.00       $    10.00
    ----------      --------       ----------         ----------       ----------
         (0.04)         0.86             0.06               0.45             0.50
          0.42         (0.67)            0.95               0.16               --
    ----------      --------       ----------         ----------       ----------
          0.38          0.19             1.01               0.61             0.50
    ----------      --------       ----------         ----------       ----------
            --         (0.06)           (0.07)             (0.46)          (0.50)
            --            --            (0.11)                --               --
         (0.30)           --            (0.07)             (0.00)**            --
    ----------      --------       ----------         ----------       ----------
         (0.30)        (0.06)           (0.25)             (0.46)          (0.50)
    ----------      --------       ----------         ----------       ----------
    $    10.08      $  10.13       $    10.76         $    10.15       $    10.00
    ==========      ========       ==========         ==========       ==========
          3.95%         1.85%           10.11%              6.08%            5.00%
    ==========      ========       ==========         ==========       ==========
    $1,554,404      $315,312       $1,405,830         $4,155,696       $    1,050
    ==========      ========       ==========         ==========       ==========
          4.06%         8.78%            4.17%              2.86%         3030.02%
          1.40%         1.30%            1.45%              0.90%            0.90%
         (3.09)%        1.01%           (2.18)%              2.54%      (3,024.12)%
         (0.43)%        8.49%            0.54%              4.50%            5.00%

                       DIVERSIFIED INVESTORS FUNDS GROUP

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the year ended December 31, 1998, for the

STEPHENS INSTITUTIONAL CLASS OF SHARES

                                                        MONEY           EQUITY           EQUITY
                                                        MARKET           VALUE           GROWTH
                                                      ----------      -----------      ----------
Net asset value, beginning of period................  $    10.00      $     10.00      $    10.00
                                                      ----------      -----------      ----------
Income from investment operations:
  Net investment income.............................        0.49             0.11           (0.01)
  Net realized and unrealized gains (losses) on
     investments....................................        0.01             0.94            3.65
                                                      ----------      -----------      ----------
Total income from investment operations.............        0.50             1.05            3.64
                                                      ----------      -----------      ----------
Less: Dividends and distributions from:
  Net investment income.............................       (0.27)           (0.80)          (0.06)
  Net realized gain on investments..................          --            (0.09)          (0.23)
  Tax return of capital.............................          --               --              --
                                                      ----------      -----------      ----------
Total dividends and distributions...................       (0.27)           (0.89)          (0.29)
                                                      ----------      -----------      ----------
Net asset value, end of period......................  $    10.23      $     10.16      $    13.35
                                                      ==========      ===========      ==========
Total return........................................        5.01%           10.68%          36.54%
                                                      ==========      ===========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period............................  $8,810,497      $13,052,169      $5,004,424
                                                      ==========      ===========      ==========
Ratio of expenses to average net assets*............        1.67%            1.76%           2.19%
Ratio of expenses to average net assets (net of
  reimbursement)*...................................        0.75%            1.10%           1.00%
Ratio of net investment income to average net
  assets*...........................................        3.94%            0.38%          (1.30)%
Ratio of net investment income to average net assets
  (net of reimbursement)*...........................        4.86%            1.04%          (0.11)%

---------------
 * Annualized

** Less than one penny per share

                                                         STEPHENS        STEPHENS
     SPECIAL           HIGH         INTERNATIONAL      INTERMEDIATE       SELECT
      EQUITY          YIELD            EQUITY              BOND           EQUITY
    ----------      ----------      -------------      ------------      ---------
    $    10.00      $    10.00       $    10.00        $     10.00       $   10.00
    ----------      ----------       ----------        -----------       ---------
         (0.02)           0.81             0.07               0.46            0.54
          0.44           (0.60)            0.95               0.16            0.00
    ----------      ----------       ----------        -----------       ---------
          0.42            0.21             1.02               0.62            0.54
    ----------      ----------       ----------        -----------       ---------
            --           (0.06)           (0.07)             (0.35)          (0.53)
            --              --            (0.09)                --              --
         (0.08)             --            (0.06)             (0.00)**           --
    ----------      ----------       ----------        -----------       ---------
         (0.08)          (0.06)           (0.22)             (0.35)          (0.53)
    ----------      ----------       ----------        -----------       ---------
    $    10.34      $    10.15       $    10.80        $     10.27       $   10.01
    ==========      ==========       ==========        ===========       =========
          4.11%           2.14%           10.27%              6.22%           5.41%
    ==========      ==========       ==========        ===========       =========
     7,937,781
    $               $2,145,712       $6,386,429        $16,743,039       $   1,054
    ==========      ==========       ==========        ===========       =========
          2.27%           3.47%            2.40%              1.60%        3027.05%
          1.20%           1.10%            1.25%              0.80%           0.85%
         (1.26)%          5.68%           (0.45)%              3.74%     (3,020.89)%
         (0.19)%          8.05%            0.70%              4.55%           5.31%

                       DIVERSIFIED INVESTORS FUNDS GROUP
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  CLASS DIVIDENDS AND DISTRIBUTIONS:

     Dividends and distributions per class as of December 31, 1998, are as follows:

                                                 DIVERSIFIED CLASS    PREMIUM CLASS    INSTITUTIONAL CLASS
                                                     OF SHARES          OF SHARES           OF SHARES
                                                 -----------------    -------------    -------------------
MONEY MARKET
  Net investment income........................      1,820,907             2,605             232,568
  Tax return of capital........................          8,384                13                  --
EQUITY VALUE
  Net investment income........................      4,231,536           243,963             928,652
  Net realized gains from investment
     transactions..............................        454,438            26,861             104,616
EQUITY GROWTH
  Net investment income........................        550,219               499              20,298
  Net realized gains from investment
     transactions..............................      4,082,090             4,270              83,744
SPECIAL EQUITY
  Net investment income........................        391,549                --                  --
  Net realized gains from investment
     transactions..............................        324,258                --                  --
  Tax return of capital........................        515,047            44,934              55,425
HIGH YIELD BOND
  Net investment income........................        152,410             1,700              12,757
  Net realized gains from investment
     transactions..............................         13,407                --                  --
INTERNATIONAL EQUITY
  Net investment income........................         31,198             8,303              39,738
  Net realized gains from investment
     transactions..............................        597,920            14,256              52,093
  Tax return of capital........................        508,103             8,678              32,109
STEPHENS INTERMEDIATE BOND
  Net investment income........................             NA           179,630             544,958
  Tax return of capital........................             NA               163                 636
STEPHENS SELECT EQUITY
  Net investment income........................             NA                50                  54

8.  TAX LIABILITY:

     The High Yield Bond Fund incurred an excise tax liability of $51,000 which will be reimbursed by the Advisor.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Diversified Investors Funds Group:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Investors Funds Group (comprising, Money Market Fund, High Quality Bond Fund, Intermediate Government Bond Fund, Government/ Corporate Bond Fund, Balanced Fund, Equity Income Fund, Equity Value Fund, Growth & Income Fund, Equity Growth Fund, Special Equity Fund, Aggressive Equity Fund, High Yield Bond Fund, International Equity Fund, Stephens Intermediate Bond Fund and Stephens Select Equity Fund) (collectively, the "Funds") at December 31, 1998, including the portfolio of investments of the Stephens Intermediate Bond Fund, and the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 18, 1999

                    SHORT HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks a high level of current income and preservation of capital by primarily investing in a diversified portfolio of fixed income funds. The Fund will be invested across the High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, High Yield Bond, and Money Market Funds. A portion of the Fund may be invested in relatively conservative equity funds, namely the Equity Income, Equity Value, Growth & Income, and Equity Growth Funds as a hedge against inflation.

     The Short Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/- 5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                  [LINE GRAPH]

                                                            SHORT HORIZON STRATEGIC ALLOCATION     LEHMAN BROS. GOV/CORP. BOND
                                                                       FUND $12,189                       INDEX $12,659
                                                            ----------------------------------     ---------------------------
4/15/96                                                                  10000.00                            10000.00
12/31/96                                                                 10545.00                            10535.00
12/31/97                                                                 11461.00                            11565.00
12/31/98                                                                 12189.00                            12659.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              6.37%
Inception to Date                                                         7.57%

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through December 31, 1998.

All indices are shown for the period from the funds' inception through December 31, 1998.

Past performance is not indicative of future performance.

              SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks a high level of current income with some capital appreciation, by primarily investing in a diversified portfolio of fixed income funds, and to a lesser extent, equity funds. The Fund is a relatively conservative balanced portfolio which seeks competitive returns with considerably less volatility. Assets can be invested in any Diversified fixed income fund. The Fund's equity component may be invested in any Diversified equity fund.

     The Short/Intermediate Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/-5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                  [LINE GRAPH]

                                         SHORT/INTERMEDIATE                           RUSSELL 2000 $9,745
                                        STRATEGIC ALLOCATION     LEHMAN AGGREGATE     -------------------       MSCI GDP EAFE
                                            FUND $10,373           BOND $10,869                                    $12,712
                                        --------------------     ----------------                               -------------
5/1/98                                        10000.00               10000.00               10000.00               10000.00
12/31/98                                      10373.00               10869.00                9745.00               12712.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              3.73%
Inception to Date                                                         3.73%

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through December 31, 1998.

All indices are shown for the period from the funds' inception through December 31, 1998.

Past performance is not indicative of future performance.

                 INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks a high level of current income and capital appreciation, by investing in a diversified portfolio of fixed income, and equity funds. The Fund seeks competitive returns with slightly less volatility through generally equal allocations to equity and fixed income. The Fund can invest in any Diversified fixed income fund and in any Diversified equity fund.

     The Intermediate Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/-5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                  [LINE GRAPH]

                                                 INTERMEDIATE STRATEGIC                                  LEHMAN BROS. GOV/CORP.
                                                 ALLOCATION FUND $13,556      S&P 500 INDEX $20,070        BOND INDEX $12,659
                                                 -----------------------      ---------------------      ----------------------
4/15/96                                                 10000.00                    10000.00                    10000.00
12/31/96                                                10559.00                    11688.00                    10537.00
12/31/97                                                12068.00                    15588.00                    11565.00
12/31/98                                                13556.00                    20070.00                    12659.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              12.27%
Inception to Date                                                         11.87%

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through December 31, 1998.

All indices are shown for the period from the funds' inception through December 31, 1998.

Past performance is not indicative of future performance.

              INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks long-term capital appreciation, by primarily investing in a diversified portfolio of equity funds, and to a lesser extent, fixed income funds. The Fund is a relatively aggressive balanced portfolio which seeks competitive returns with slightly more volatility. The Fund can invest in any Diversified fixed income fund, and in any Diversified equity fund.

     The Intermediate/Long Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/-5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                  [LINE GRAPH]

                                                                INTERMEDIATE/LONG STRATEGIC
                                                                  ALLOCATION FUND $14,335             S&P 500 INDEX $20,070
                                                                ---------------------------           ---------------------
4/15/96                                                                   10000.00                           10000.00
12/31/96                                                                  10565.00                           11689.00
12/31/97                                                                  12567.00                           15588.00
12/31/98                                                                  14335.00                           20070.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              14.02%
Inception to Date                                                         14.20%

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through December 31, 1998.

All indices are shown for the period from the funds' inception through December 31, 1998.

Past performance is not indicative of future performance.

                     LONG HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks long-term capital appreciation by investing in a diversified portfolio of equity funds. The Fund can invest in any Diversified equity fund, including large, mid, and small capitalization stock funds, value and growth-oriented funds, and the international equity fund. Fixed income funds may be utilized to reduce the potential impact of stock market declines.

     The Long Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/- 5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                  [LINE GRAPH]

                                           LONG STRATEGIC      RUSSELL 1000 $12,702
                                          ALLOCATION FUND      --------------------    RUSSELL 2000 SMALL       MSCI GDP EAFE
                                              $10,381                                      CAP $9,745              $12,712
                                          ---------------                              ------------------       -------------
5/1/98                                        10000.00               10000.00               10000.00               10000.00
12/31/98                                      10381.00               12702.00                9745.00               12712.00

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                ----------------------------
Year to Date                                                              3.81%
Inception to Date                                                         3.81%

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through December 31, 1998.

All indices are shown for the period from the funds' inception through December 31, 1998.

Past performance is not indicative of future performance.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                  SHORT                      INTERMEDIATE
                                    SHORT      INTERMEDIATE   INTERMEDIATE       LONG          LONG
                                   HORIZON       HORIZON        HORIZON        HORIZON        HORIZON
                                 -----------   ------------   ------------   ------------   -----------
ASSETS:
Investments at value (cost,
  $12,964,454, $3,620,809,
  $54,678,126, $59,262,434, and
  $9,980,731, respectively)....  $13,021,590    $3,657,919    $57,378,568    $62,697,378    $10,673,510
Cash...........................           16            --             --          1,418            459
Receivable for securities
  sold.........................           --            65             --             --             --
Receivable for Fund shares
  sold.........................       16,751           170         78,312        123,809         13,665
                                 -----------    ----------    -----------    -----------    -----------
     Total Assets..............   13,038,357     3,658,154     57,456,880     62,822,605     10,687,634
                                 -----------    ----------    -----------    -----------    -----------
LIABILITIES:
Due to Custodian...............           --            --          3,326             --             --
Payable for securities
  purchased....................       16,751            --         72,487        107,989         13,484
Payable for Fund shares
  redeemed.....................           --           235          5,824         15,820            181
Accrued investment advisory
  fee..........................        2,176           607          9,368         10,107          1,670
                                 -----------    ----------    -----------    -----------    -----------
     Total Liabilities.........       18,927           842         91,005        133,916         15,335
                                 -----------    ----------    -----------    -----------    -----------
NET ASSETS.....................  $13,019,430    $3,657,312    $57,365,875    $62,688,689    $10,672,299
                                 ===========    ==========    ===========    ===========    ===========
NET ASSETS CONSIST OF:
  Paid-in capital..............  $12,964,844    $3,649,058    $54,748,252    $59,265,587    $10,319,908
  Accumulated net realized
     (losses)..................       (2,550)      (28,856)       (82,819)       (11,842)      (340,388)
  Net unrealized appreciation
     on investments............       57,136        37,110      2,700,442      3,434,944        692,779
                                 -----------    ----------    -----------    -----------    -----------
NET ASSETS.....................  $13,019,430    $3,657,312    $57,365,875    $62,688,689    $10,672,299
                                 ===========    ==========    ===========    ===========    ===========
Outstanding shares of capital
  stock of $.00001 par value
  per share, unlimited number
  of shares of beneficial
  interest authorized..........    1,192,372       364,098      4,849,474      5,089,901      1,058,749
                                 ===========    ==========    ===========    ===========    ===========
NET ASSET VALUE PER SHARE......  $     10.92    $    10.04    $     11.83    $     12.32    $     10.08
                                 ===========    ==========    ===========    ===========    ===========

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             SHORT                      INTERMEDIATE
                                                SHORT     INTERMEDIATE   INTERMEDIATE       LONG         LONG
                                               HORIZON      HORIZON*       HORIZON        HORIZON      HORIZON*
                                               --------   ------------   ------------   ------------   --------
INCOME:
  Income distribution earned.................  $394,233     $ 95,893      $1,228,296     $1,074,651    $126,113
  Investment advisory fee....................   (18,752)      (2,667)        (77,416)       (84,894)     (7,044)
                                               --------     --------      ----------     ----------    --------
    Net investment income....................   375,481       93,226       1,150,880        989,757     119,069
                                               --------     --------      ----------     ----------    --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Capital gain distribution earned...........    31,824       19,906         487,689        710,798     167,661
  Net realized gains (losses) on
    investments..............................   113,939      (24,970)        529,805      1,059,773    (338,696)
  Net change in unrealized appreciation on
    investments..............................    39,932       37,110       2,728,059      3,163,206     692,779
                                               --------     --------      ----------     ----------    --------
  Net realized and unrealized gains on
    investments..............................   185,695       32,046       3,745,553      4,933,777     521,744
                                               --------     --------      ----------     ----------    --------
Net increase in net assets resulting from
  operations.................................  $561,176     $125,272      $4,896,433     $5,923,534    $640,813
                                               ========     ========      ==========     ==========    ========

---------------
* Commencement of Operations, May 1, 1998

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                               DECEMBER 31, 1998

                                                          SHORT                      INTERMEDIATE
                                            SHORT      INTERMEDIATE   INTERMEDIATE       LONG          LONG
                                           HORIZON       HORIZON*       HORIZON        HORIZON       HORIZON*
                                         -----------   ------------   ------------   ------------   -----------
FROM OPERATIONS:
  Net investment Income................  $   375,481    $   93,226    $ 1,150,880    $   989,757    $   119,069
  Capital gain distribution earned.....       31,824        19,906        487,689        710,798        167,661
  Net realized gains (losses) on
    investments........................      113,939       (24,970)       529,805      1,059,773       (338,696)
  Net change in unrealized appreciation
    on investments.....................       39,932        37,110      2,728,059      3,163,206        692,779
                                         -----------    ----------    -----------    -----------    -----------
  Net increase in net assets resulting
    from operations....................      561,176       125,272      4,896,433      5,923,534        640,813
                                         -----------    ----------    -----------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income................     (460,406)      (97,112)    (1,596,223)    (1,890,808)      (120,761)
  Net realized gains from investment
    transactions.......................      (57,861)      (19,906)      (652,450)      (856,637)      (167,661)
  Tax return of capital................          (31)         (668)          (199)          (319)          (466)
                                         -----------    ----------    -----------    -----------    -----------
    Total dividends and
      distributions....................     (518,298)     (117,686)    (2,248,872)    (2,747,764)      (288,888)
                                         -----------    ----------    -----------    -----------    -----------
FROM SHARE TRANSACTIONS:
  Proceeds from issuance of shares.....    8,895,028     3,721,828     35,724,842     40,175,211     10,445,487
  Proceeds from dividends and
    distributions reinvested...........      518,298       117,686      2,248,872      2,747,764        288,888
  Value of shares redeemed.............   (2,451,846)     (189,788)    (7,920,068)    (9,276,585)      (414,001)
                                         -----------    ----------    -----------    -----------    -----------
  Net increase in net assets from
    capital share transactions.........    6,961,480     3,649,726     30,053,646     33,646,390     10,320,374
                                         -----------    ----------    -----------    -----------    -----------
    Total increase in net assets.......    7,004,358     3,657,312     32,701,207     36,822,160     10,672,299
NET ASSETS:
  Beginning of year....................    6,015,072            --     24,664,668     25,866,529             --
                                         -----------    ----------    -----------    -----------    -----------
  End of year..........................  $13,019,430    $3,657,312    $57,365,875    $62,688,689    $10,672,299
                                         ===========    ==========    ===========    ===========    ===========
Shares outstanding beginning of year...      562,038            --      2,247,197      2,285,595             --
Shares issued during year..............      803,769       370,214      3,094,770      3,353,354      1,075,118
Shares received on reinvestment of
  dividends and distributions during
  year.................................       47,594        11,852        193,535        228,599         29,660
Shares redeemed during year............     (221,029)      (17,968)      (686,028)      (777,647)       (46,029)
                                         -----------    ----------    -----------    -----------    -----------
Shares outstanding end of year.........    1,192,372       364,098      4,849,474      5,089,901      1,058,749
                                         ===========    ==========    ===========    ===========    ===========

---------------
* Commencement of Operations, May 1, 1998

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                               DECEMBER 31, 1997

                                                                                     INTERMEDIATE
                                                           SHORT      INTERMEDIATE       LONG
                                                          HORIZON       HORIZON        HORIZON
                                                         ----------   ------------   ------------
FROM OPERATIONS:
  Net investment gain..................................  $  159,669   $   561,774    $   479,971
  Capital gain distribution earned.....................       8,003       154,311        217,280
  Net realized gains on investments....................     109,709       904,886      1,140,858
  Net change in unrealized appreciation on
     investments.......................................      24,161           877        281,679
                                                         ----------   -----------    -----------
  Net increase in net assets resulting from
     operations........................................     301,542     1,621,848      2,119,788
                                                         ----------   -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................    (274,875)   (1,468,978)    (1,645,274)
  Net realized gains from investment transactions......      (8,003)     (154,636)      (218,634)
  Tax return of capital................................          --       (17,735)       (21,035)
                                                         ----------   -----------    -----------
  Total dividends and distributions....................    (282,878)   (1,641,349)    (1,884,943)
                                                         ----------   -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from issuance of shares.....................   5,863,906    22,446,682     23,715,490
  Proceeds from dividends and distributions
     reinvested........................................     282,878     1,641,349      1,884,943
  Value of shares redeemed.............................    (892,503)   (2,223,934)    (2,142,111)
                                                         ----------   -----------    -----------
  Net increase in net assets from capital share
     transactions......................................   5,254,281    21,864,097     23,458,322
                                                         ----------   -----------    -----------
Total increase in net assets...........................   5,272,945    21,844,596     23,693,167
NET ASSETS:
  Beginning of year....................................     742,127     2,820,072      2,173,362
                                                         ----------   -----------    -----------
  End of year..........................................  $6,015,072   $24,664,668    $25,866,529
                                                         ==========   ===========    ===========
Shares outstanding beginning of year...................      71,754       273,203        210,921
Shares issued during year..............................     545,523     2,019,085      2,086,939
Shares received on reinvestment of dividends and
  distributions........................................      26,514       151,592        169,706
Shares redeemed during year............................     (81,753)     (196,683)      (181,971)
                                                         ----------   -----------    -----------
Shares outstanding end of year.........................     562,038     2,247,197      2,285,595
                                                         ==========   ===========    ===========

                       See notes to financial statements.

                    SHORT HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

SHARES                                                                    VALUE
------                                                                 -----------
         INVESTMENTS
 62,342  Diversified Investors Funds Group -- Equity Income Fund.....  $ 1,304,647
304,171  Diversified Investors Funds Group -- Government/Corporate
           Bond Fund.................................................    3,831,007
221,441  Diversified Investors Funds Group -- High Quality Bond
           Fund......................................................    2,521,970
112,049  Diversified Investors Funds Group -- High Yield Bond Fund...    1,293,773
229,950  Diversified Investors Funds Group -- Intermediate Government
           Bond Fund.................................................    2,524,620
147,999  Diversified Investors Funds Group -- Money Market Fund......    1,545,573
                                                                       -----------
         Total Investments -- 100.02% (Cost $12,964,454).............   13,021,590
         Other assets less liabilities -- (0.02%)....................       (2,160)
                                                                       -----------
         NET ASSETS -- 100.00%.......................................  $13,019,430
                                                                       ===========
         The aggregate cost of investments for federal income tax
           purposes at December 31, 1998, is $12,967,004.
         The following amount is based on costs for federal income
           tax purposes:
           Gross unrealized appreciation.............................  $    83,914
           Gross unrealized depreciation.............................      (29,328)
                                                                       -----------
           Net unrealized appreciation...............................  $    54,586
                                                                       ===========

                       See notes to financial statements.

              SHORT INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

SHARES                                                                  VALUE
------                                                                ----------
        INVESTMENTS
 5,797  Diversified Investors Funds Group -- Aggressive Equity
          Fund......................................................  $   80,240
 6,710  Diversified Investors Funds Group -- Equity Growth Fund.....     156,452
 8,993  Diversified Investors Funds Group -- Equity Income Fund.....     188,206
11,698  Diversified Investors Funds Group -- Equity Value Fund......     144,870
98,301  Diversified Investors Funds Group -- Government/Corporate
          Bond Fund.................................................   1,238,087
 8,156  Diversified Investors Funds Group -- Growth and Income
          Fund......................................................     195,670
 1,101  Diversified Investors Funds Group -- Money Market Fund......      11,497
47,156  Diversified Investors Funds Group -- High Yield Bond Fund...     544,488
47,130  Diversified Investors Funds Group -- High Quality Bond
          Fund......................................................     536,761
16,563  Diversified Investors Funds Group -- Intermediate Government
          Bond Fund.................................................     181,840
11,453  Diversified Investors Funds Group -- International Equity
          Fund......................................................     147,348
11,083  Diversified Investors Funds Group -- Special Equity Fund....     232,460
                                                                      ----------
        Total Investments -- 100.02% (Cost $3,620,809)..............   3,657,919
        Other assets less liabilities -- (0.02%)....................        (607)
                                                                      ----------
        NET ASSETS -- 100.00%.......................................  $3,657,312
                                                                      ==========
        The aggregate cost of investments for federal income tax
          purposes at December 31, 1998, is $3,649,665.
        The following amount is based on costs for federal income
          tax purposes:
          Gross unrealized appreciation.............................  $   58,815
          Gross unrealized depreciation.............................     (50,561)
                                                                      ----------
          Net unrealized appreciation...............................  $    8,254
                                                                      ==========

                       See notes to financial statements.

                 INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

 SHARES                                                                     VALUE
 ------                                                                  -----------
           INVESTMENTS
           Diversified Investors Funds Group -- Aggressive Equity
  137,936  Fund........................................................  $ 1,909,223
  179,569  Diversified Investors Funds Group -- Equity Growth Fund.....    4,187,126
  233,479  Diversified Investors Funds Group -- Equity Income Fund.....    4,886,053
  249,573  Diversified Investors Funds Group -- Equity Value Fund......    3,090,631
           Diversified Investors Funds Group -- Government/Corporate
1,054,774  Bond Fund...................................................   13,284,776
           Diversified Investors Funds Group -- Growth and Income
  201,844  Fund........................................................    4,842,432
           Diversified Investors Funds Group -- High Quality Bond
  449,216  Fund........................................................    5,116,077
  466,262  Diversified Investors Funds Group -- High Yield Bond Fund...    5,383,700
           Diversified Investors Funds Group -- Intermediate Government
  239,219  Bond Fund...................................................    2,626,386
           Diversified Investors Funds Group -- International Equity
  300,456  Fund........................................................    3,865,602
  228,016  Diversified Investors Funds Group -- Money Market Fund......    2,381,189
  276,776  Diversified Investors Funds Group -- Special Equity Fund....    5,805,373
                                                                         -----------
           Total Investments -- 100.02% (Cost $54,678,126).............   57,378,568
           Other assets less liabilities -- (0.02%)....................      (12,693)
                                                                         -----------
           NET ASSETS -- 100.00%.......................................  $57,365,875
                                                                         ===========
           The aggregate cost of investments for federal income tax
             purposes at December 31, 1998, is $54,760,945.
           The following amount is based on costs for federal income
             tax purposes:
             Gross unrealized appreciation.............................  $ 2,790,592
             Gross unrealized depreciation.............................     (172,969)
                                                                         -----------
             Net unrealized appreciation...............................  $ 2,617,623
                                                                         ===========

                       See notes to financial statements.

              INTERMEDIATE LONG HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

SHARES                                                                    VALUE
------                                                                 -----------
         INVESTMENTS
         Diversified Investors Funds Group -- Aggressive Equity
196,530  Fund........................................................  $ 2,720,244
274,124  Diversified Investors Funds Group -- Equity Growth Fund.....    6,391,908
332,658  Diversified Investors Funds Group -- Equity Income Fund.....    6,961,605
400,037  Diversified Investors Funds Group -- Equity Value Fund......    4,953,942
         Diversified Investors Funds Group -- Government/Corporate
541,020  Bond Fund...................................................    6,814,093
         Diversified Investors Funds Group -- Growth and Income
296,572  Fund........................................................    7,115,062
398,596  Diversified Investors Funds Group -- High Yield Bond Fund...    4,602,389
         Diversified Investors Funds Group -- High Quality Bond
233,860  Fund........................................................    2,663,414
         Diversified Investors Funds Group -- Intermediate Government
255,297  Bond Fund...................................................    2,802,907
         Diversified Investors Funds Group -- International Equity
458,664  Fund........................................................    5,901,081
295,479  Diversified Investors Funds Group -- Money Market Fund......    3,085,716
414,065  Diversified Investors Funds Group -- Special Equity Fund....    8,685,017
                                                                       -----------
         Total Investments -- 100.01% (Cost $59,262,434).............   62,697,378
         Other assets less liabilities -- (0.01%)....................       (8,689)
                                                                       -----------
         NET ASSETS -- 100.00%.......................................  $62,688,689
                                                                       ===========
         The aggregate cost of investments for federal income tax
           purposes at December 31, 1998, is $59,274,276.
         The following amount is based on costs for federal income
           tax purposes:
           Gross unrealized appreciation.............................  $ 3,705,094
           Gross unrealized depreciation.............................     (281,992)
                                                                       -----------
           Net unrealized appreciation...............................  $ 3,423,102
                                                                       ===========

                       See notes to financial statements.

                     LONG HORIZON STRATEGIC ALLOCATION FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

SHARES                                                                    VALUE
------                                                                 -----------
         INVESTMENTS
         Diversified Investors Funds Group -- Aggressive Equity
 39,571  Fund........................................................  $   547,716
 67,651  Diversified Investors Funds Group -- Equity Growth Fund.....    1,577,473
 84,571  Diversified Investors Funds Group -- Equity Income Fund.....    1,769,840
 92,804  Diversified Investors Funds Group -- Equity Value Fund......    1,149,257
         Diversified Investors Funds Group -- Growth and Income
 66,218  Fund........................................................    1,588,647
         Diversified Investors Funds Group -- International Equity
115,954  Fund........................................................    1,491,836
 43,921  Diversified Investors Funds Group -- Money Market Fund......      458,674
 99,646  Diversified Investors Funds Group -- Special Equity Fund....    2,090,067
                                                                       -----------
         Total Investments -- 100.01% (Cost $9,980,731)..............   10,673,510
         Other assets less liabilities -- (0.01%)....................       (1,211)
                                                                       -----------
         NET ASSETS -- 100.00%.......................................  $10,672,299
                                                                       ===========
         The aggregate cost of investments for federal income tax
           purposes at December 31, 1998, is $10,321,119.
         The following amount is based on costs for federal income
           tax purposes:
           Gross unrealized appreciation.............................  $   417,784
           Gross unrealized depreciation.............................      (65,393)
                                                                       -----------
           Net unrealized appreciation...............................  $   352,391
                                                                       ===========

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     The Diversified Investors Strategic Allocation Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is composed of five different series that are, in effect, separate investment funds: Short Horizon Strategic Allocation Fund (formerly, Conservative Strategic Allocation Fund) ("Short Horizon"), Short Intermediate Horizon Strategic Allocation Fund ("Short Intermediate Horizon"), Intermediate Horizon Strategic Allocation Fund (formerly Moderate Strategic Allocation Fund) ("Intermediate Horizon"), Intermediate Long Horizon Strategic Allocation Fund (formerly Aggressive Strategic Allocation Fund) ("Intermediate Long Horizon"), and Long Horizon Strategic Allocation Fund ("Long Horizon") (collectively, the "Funds"). The Trust established and designated the Short Horizon, the Intermediate Horizon, and the Intermediate Long Horizon as separate series on April 15, 1996. The Short Intermediate Horizon and the Long Horizon were established and designated as separate series on May 1, 1998. Each Fund seeks to achieve its investment objective by investing all of its investable assets among the Diversified Investors Funds Group (the "Funds Group"). The Funds Group is an open-end management investment company registered under the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Investment Valuation:

     The value of any Fund's investment in a corresponding fund of the Funds Group is valued at the net asset value per share of each fund determined as of the close of the New York Stock Exchange on the valuation date.

  B. Investment Income:

     Income and capital gain distributions earned are recorded on the ex-dividend date.

  C. Organization Expenses:

     Costs incurred by the Funds in connection with their organization and initial registration were borne by Diversified Investment Advisors, Inc. (the "Advisor").

  D. Dividends and Distribution:

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains will normally be declared annually and reinvested in additional full and fractional shares.

     Dividends and distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. The effects of these differences, which resulted from

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the reclassification of short-term capital gains to investment income are as follows for the year ended December 31, 1998:

                                                              UNDISTRIBUTED       ACCUMULATED NET
                                                              NET INVESTMENT    REALIZED GAIN (LOSS)
                                                                  INCOME           ON INVESTMENTS
                                                              --------------    --------------------
Short Horizon...............................................     $ 83,972            $ (83,972)
Short Intermediate Horizon..................................        3,886               (3,886)
Intermediate Horizon........................................      445,344             (445,344)
Intermediate Long Horizon...................................      901,051             (901,051)
Long Horizon................................................        1,692               (1,692)

  E. Federal Income Taxes:

     Each Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  F. Operating Expenses:

     The Trust accounts separately for the assets, liabilities and operations of each Fund. Each Fund will indirectly bear its pro rata share of fees and expenses incurred by the Funds Group.

  G. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has entered into an Administrative Services Agreement with the Advisor, an indirect, wholly-owned subsidiary of AEGON USA, Inc., under which the Advisor provides administration, transfer agency and shareholder services. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from each Fund at an annual rate equal to 0.20% of the average daily net assets of each Fund.

     Certain trustees and officers of the Trust are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust's officers receive compensation from the Funds.

4. PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from the sales for the year ended December 31, 1998, were as follows:

                                                             COST OF PURCHASES    PROCEEDS FROM SALES
                                                             -----------------    -------------------
Short Horizon..............................................     $17,438,176           $10,586,569
Short Intermediate Horizon.................................       9,243,972             5,598,193
Intermediate Horizon.......................................      77,386,321            47,934,454
Intermediate Long Horizon..................................      89,937,677            57,334,167
Long Horizon...............................................      26,642,203            16,322,776

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

5. FINANCIAL HIGHLIGHTS:

     For an average share outstanding for the year:

                                                 SHORT HORIZON              SHORT INTERMEDIATE HORIZON
                                      -----------------------------------   --------------------------
                                              FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                         1998          1997      1996(1)             1998(2)
                                      -----------   ----------   --------   --------------------------
Net asset value, beginning of
  year..............................  $     10.70   $    10.34   $  10.00           $    10.00
                                      -----------   ----------   --------           ----------
Income from investment operations:
  Net investment income.............         0.44         0.49       0.18                 0.46
  Net realized and unrealized gains
     (losses) on investments........         0.24         0.41       0.36                (0.09)
                                      -----------   ----------   --------           ----------
Total from investment operations....         0.68         0.90       0.54                 0.37
                                      -----------   ----------   --------           ----------
Less dividends and distributions
  from:
  Net investment income.............        (0.41)       (0.52)     (0.18)               (0.27)
  Net realized gains from
     investments....................        (0.05)       (0.02)     (0.01)               (0.06)
  In excess of realized gains on
     investments....................           --           --      (0.00)**                 --
  Tax return of capital.............        (0.00)**         --     (0.01)               (0.00)**
                                      -----------   ----------   --------           ----------
     Total dividends and
       distributions................        (0.46)       (0.54)     (0.20)               (0.33)
                                      -----------   ----------   --------           ----------
Net asset value, end of year........  $     10.92   $    10.70   $  10.34           $    10.04
                                      ===========   ==========   ========           ==========
Total return........................         6.37%        8.69%      7.74%*               3.73%*
                                      ===========   ==========   ========           ==========
RATIO/SUPPLEMENTAL DATA:
Net assets end of year..............  $13,019,430   $6,015,072   $742,127           $3,657,312
                                      ===========   ==========   ========           ==========
Ratio of expenses to average net
  assets............................         0.20%        0.20%      0.20%*               0.20%*
Ratio of net investment income to
  average net assets................         4.00%        4.49%     11.60%*               6.94%*
Portfolio turnover rate.............          113%         348%       466%                 260%

---------------

(1)  Commencement of Operations, April 15, 1996.
(2)  Commencement of Operations, May 1, 1998.
  *  Annualized
 **  Less than one penny per share.

              INTERMEDIATE HORIZON                  INTERMEDIATE LONG HORIZON          LONG HORIZON
     --------------------------------------   --------------------------------------   ------------
                                                                                       FOR THE YEAR
               FOR THE YEAR ENDED                       FOR THE YEAR ENDED                ENDED
        1998          1997        1996(1)        1998          1997        1996(1)       1998(2)
     -----------   -----------   ----------   -----------   -----------   ----------   ------------
     $     10.98   $     10.32   $    10.00   $     11.32   $     10.30   $    10.00   $     10.00
     -----------   -----------   ----------   -----------   -----------   ----------   -----------
            0.34          0.48         0.13          0.28          0.41         0.09          0.21
            1.00          0.99         0.42          1.29          1.53         0.47          0.16
     -----------   -----------   ----------   -----------   -----------   ----------   -----------
            1.34          1.47         0.55          1.57          1.94         0.56          0.37
     -----------   -----------   ----------   -----------   -----------   ----------   -----------
           (0.35)        (0.72)       (0.13)        (0.39)        (0.80)       (0.09)        (0.12)
           (0.14)        (0.08)       (0.10)        (0.18)        (0.11)       (0.17)        (0.17)
              --            --           --            --            --           --            --
           (0.00)**       (0.01)         --         (0.00)**       (0.01)         --         (0.00)**
     -----------   -----------   ----------   -----------   -----------   ----------   -----------
           (0.49)        (0.81)       (0.23)        (0.57)        (0.92)       (0.26)        (0.29)
     -----------   -----------   ----------   -----------   -----------   ----------   -----------
     $     11.83   $     10.98   $    10.32   $     12.32   $     11.32   $    10.30   $     10.08
     ===========   ===========   ==========   ===========   ===========   ==========   ===========
           12.27%        14.29%        7.94%*       14.02%        18.95%        8.02%*        3.81%*
     ===========   ===========   ==========   ===========   ===========   ==========   ===========
     $57,365,875   $24,664,668   $2,820,072   $62,688,689   $25,866,529   $2,173,362   $10,672,299
     ===========   ===========   ==========   ===========   ===========   ==========   ===========
            0.20%         0.20%        0.20%*        0.20%         0.20%        0.20%*        0.20%*
            2.97%         4.26%        7.88%*        2.33%         3.55%        2.03%*        3.35%*
             124%          322%         469%          135%          336%         418%          276%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Diversified Investors Strategic Allocation Funds:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Investors Strategic Allocation Funds (comprising, Short Horizon Strategic Allocation Fund (formerly, Conservative Strategic Allocation Fund) ("Short Horizon"), Short Intermediate Horizon Strategic Allocation Fund ("Short Intermediate Horizon"), Intermediate Horizon Strategic Allocation Fund (formerly Moderate Strategic Allocation Fund) ("Intermediate Horizon"), Intermediate Long Horizon Strategic Allocation Fund (formerly Aggressive Strategic Allocation
Fund) ("Intermediate Long Horizon"), and Long Horizon Strategic Allocation Fund ("Long Horizon"), respectively (collectively the "Funds") at December 31, 1998, and the results of each of their operations for the year then ended, except for Short Intermediate Horizon and Long Horizon for which the period was from May 1, 1998 (commencement of operations) through December 31, 1998, and the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 18, 1999

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                              FOURTH QUARTER 1998

                            ANNUAL ECONOMIC OVERVIEW

     1998 was a volatile year for economies and financial markets around the world. Asian and emerging market economies were devastated while Europe and the U.S. enjoyed strong growth. Stock markets reflected these economic conditions. Even the strong markets experienced divergence and volatility. U.S. markets in the second half were very volatile as the fourth quarter saw a dramatic reversal from the third quarter. International economic turmoil triggered a sharp decline in stocks and a flight to quality in bonds during the third quarter. Large cap stocks declined 10% while small cap stocks were down 20%. Government bonds rallied 5.5% while high yield bonds dropped 4.6%. The Fed lowered interest rates quickly to restore liquidity and confidence to financial markets. In response the stock market rebounded, large cap stocks rose over 20% and small cap by over 16%. In the bond market, spreads narrowed as government bonds sold off and high yield bonds rallied.

                               FINANCIAL MARKETS

     1998 was another strong year for stocks and bonds. The stock market (S&P, Dow and NASDAQ) once again had the best performance with an unprecedented fourth straight year of double digit returns. Large cap growth stocks led the way (Russell 1000 Growth Index +38.7%) followed by international stocks (EAFE GDP Index +27.1%) and large cap value (Russell 1000 Value Index +15.6%). Small cap stocks again lagged large cap by a wide margin (Russell 2000 Small Cap Stock Index -2.6%). The dramatic divergence in stock performance can be shown by comparing the performance of large cap stocks (Russell 1000 Large Cap Stock Index) which were up 27.0% to the average performance of all stocks (Value Line Equally Weighted Index) which were down -3.8%.

     Bonds had a good year as long term interest rates declined from approximately 6% at the beginning of the year to near 5% at year end. Longer term bonds and government bonds had the best results. Money market rates were steady for most of the year hovering near 5 1/2%.

                                OUTLOOK FOR 1999

     Economic devastation in Asia has created intense competition for labor intensive industries in the U.S., contributing to a stronger dollar and an expansion of the trade deficit. Worldwide overcapacity is keeping prices and inflation in check. Here in the U.S., strong job growth and low unemployment has begun to exert pressure on labor costs. Rising costs coupled with intense pricing competition is creating a squeeze on profits. This in turn will lead to a slowdown in capital spending and job growth, which will eventually slow consumer spending.

     Bonds should benefit from this scenario as a slowdown in economic activity along with low inflation will allow interest rates to decline. In the near run, rates may remain in a range of 4.8% to 5.2%. Rates should break below this range later this year as economic growth slows and the Fed eases further. The stock market is once again at record valuation levels. Investors seem to believe that any economic slowdown or profit decline will be short lived because the Fed will respond by lowering interest rates. With the economy and sales slowing and the ability to cut costs more limited than in the recent past, profits should decline further. Additional interest rate cuts will not be sufficient to support current stock multiples and therefore the stock market is likely to suffer a significant selloff in the first half of 1999. Lower interest rates should set the stage for a recovery in stock prices from more reasonable valuation levels later in the year.

                             MONEY MARKET PORTFOLIO

     By year-end 1998, the global financial markets had staged a strong rebound from the precarious state in which they found themselves at the end of September and in the first half of October. Equity markets bounced back from their lows, credit spreads contracted appreciably from their mid-October wides, and liquidity largely returned to the capital markets. These conditions enabled new issue markets for equities and bonds to become operable once again, since the turmoil had all but shut down these markets. Even the money market securities market experienced upheaval, as yields remained high while short-term Treasury rates dropped. Lower-rated money market credits traded at historically wide spreads. The return to more settled conditions was due in no small part to the Fed's recognition, whether or not in concert with other central banks, of the serious need to address the global economic and currency problems through a shift to a program of easing monetary policy. As well, the Fed felt it prudent to undertake its easing stance given the potential for non-domestic pressures to spill over into the U.S. economy and cut short the historic expansion. The Fed's moves restored confidence and brought the overnight fed funds rate target down to 4.75%, a level consistent with an accommodative stance under more normal economic conditions. However, the U.S. economy's performance by itself clearly did not justify such a shift in Fed policy. Presently, there are many crosscurrents at work as the Fed weighs an economy with robust domestic demand, surging stock market, softening dollar, tightening credit spreads, quiescent inflation, and a weak manufacturing sector against a backdrop of potentially worrisome global financial conditions. Absent an exogenous shock to the system, such a picture argues for a wait-and-see stance by the Fed.

     The Treasury yield curve moved upward and steepened in the fourth quarter with a particular increase in interest rates in the intermediate area from two years to ten years. Interest rates on the long bond increased 13 basis points (1/100 of a percentage point) during the quarter from a yield of 4.97% at 9/30/98 to 5.09% at year end. The short end also traded off, as evidenced by the three-month T-bill's 10 basis point rise in yield from 4.36% at 9/30/98 to 4.46% at year end. The Fed's three easing moves since September were due to the turmoil seen in global financial markets. Since the unsettled conditions that prevailed have largely abated and the U.S. economy continues its strong growth, market expectations are that the Fed is on hold for the foreseeable future. Nevertheless, renewed problems in the global markets (i.e., a major setback in Brazil's effort to address its fiscal woes) may push the Fed to lower interest rates in the face of conflicting U.S. economic conditions. The average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Currently, there is no benefit afforded money market investors for extending much beyond the thirty-day area. Consequently, the money market fund is maintaining a shorter-than-target average maturity. At 12/31/98, the average maturity of the portfolio was approximately 33.6 days.

                               HIGH QUALITY BOND

     Bond spreads widened in most sectors early in the fourth quarter due to concerns over the loss of liquidity and aversion to risk. The Federal Reserve Board restored calm to the financial markets in November, which resulted in spreads tightening, as liquidity gradually returned to the marketplace and investor confidence was restored.

     The lack of liquidity early in the fourth quarter created buying opportunities in the yankee, financial corporate, and asset backed sectors. The Portfolio added to the yankee sector with the purchase of Midland Bank (a strong "A" rated U.K. bank), and the financial sector by purchasing a sinking fund debenture issued by the Upjohn Corp. The Portfolio swapped out of a global note issued by Merrill Lynch maturing in 2003 and purchased a less liquid medium term note issued by Merrill Lynch maturing in 2002 for an additional 30 basis points pickup in yield.

     The Portfolio was active in the asset backed sector as well, with purchases of securities collateralized by high quality credit card receivables, equipment loan receivables, automobile receivables and transportation equipment receivables. The Portfolio continues to find value in selected yankee, corporate and asset-backed sectors.

                          INTERMEDIATE GOVERNMENT BOND

     US Treasuries gave back some of their earlier year gains in the last quarter, as global investors gradually moved away from the comforting but ultimately expensive safety and liquidity of government securities. Despite two 1/4 point easings by the Federal Reserve, (on the heels of another ease late in the third quarter),

Treasury yields moved up by 15-25 basis points. The fall in the price of government bonds mirrored their rise in earlier months, reflecting first the fear of global economic recession, and then the reversal of those fears. Volatility declined and much of the earlier yield curve inversion -- the relative rate situation where all longer maturity Treasury securities trade at a yield below the short-term Fed Funds Rate -- was reserved. The Portfolios' better performance in the quarter resulted from underweighting the poorly performing intermediate Treasury sector.

     Our view is that while domestic economic growth will cool off somewhat from the torrid pace of 1998, there is no recession in the near future. The Fed has finished easing for the interim, and government yields are more likely to drift higher. The portfolio remains positioned defensively, slightly short of target duration, with a bias toward higher-yielding government Agency securities.

                           GOVERNMENT/CORPORATE BOND

     The fourth quarter opened with the market for virtually all bonds (except US Treasuries) in a state of paralysis. A combination of hedge fund insolvency, and instability in emerging markets debt resulted in a flight from all risky assets and a draining of liquidity in the market. Corporate securities fell in price and new issuances in the capital markets grounded to a halt. Fortunately, several timely easings by the Federal Reserve slowly restored both liquidity and confidence to the capital markets. By year-end, conditions in the bond market gradually returned to stabilized.

     The incremental return by investors to riskier assets, and away from the safe-haven Treasuries resulted in somewhat better performance for corporate bonds, and for the Portfolio. Treasury yields rose and corporate spreads eased in by 30-40 basis points. However, some sectors, most notably securities from producers of petroleum products, continued to suffer. Oil prices, along with select other commodities, fell steadily, keeping inflation pressures subdued. Our view continues to be that the domestic economy will slow down early in the new year but a recession will be averted. Without a recession rates should continue to drift gradually higher. Corporate fundamentals remain strong, and the portfolio's overweighting in stronger investment grade corporate bonds should perform well.

                                HIGH YIELD BOND

     Fourth quarter returns reflected a partial recovery from the steep downturn during the third quarter. With the recovery of equity prices in mid-October, cash, as well as positive sentiment returned to the high yield market. The yield premium between high yield bonds and the reference ten-year treasury, finished the year 5.41%, roughly 100 basis points tighter from the trough in mid-October.

     Transaction activity was light during the period, principally reflecting the disposition of several energy credits: Denbury Management 9%; Dailey International 9 1/2%; and Rutherford Moran 10 3/4% were sold reflecting the outlook for continued low energy prices well into 1999. Purchases include Atlas Air 9 3/8%, a contract air freighter; BE Aerospace 9 1/2%, a manufacturer of cabin and galley components for Boeing and Airbus; and Fisher Scientific 9%, a leading manufacturer of laboratory scientific equipment. We continue to believe that an overweighting in B-rated issues is warranted for 1999, given our expectations that a moderate, non-inflationary growth rate will reward issues with greater credit than interest rate risk. However, we do expect to increase our BB weighting as an insurance policy against unforeseen shocks to the U.S. economy from overseas.

                                 BALANCED FUND

     There were no major company-specific concerns in the Portfolio, however, performance lagged the benchmark, primarily due to the equity holdings, which did not keep up with the supercharged S&P 500. Asset allocation was a modest positive, while bonds were a small negative.

     The Portfolio continued to focus on its restructuring theme, and also placed more emphasis on domestically oriented stocks. The best performing stocks were Tele-Communications (merger partner with

AT&T), Citigroup, Seagram's, Philips Electronics, Akzo Nobel, and Bell Atlantic. New stocks include Computer Associates, Dayton Hudson, Gannett, Monsanto, Northern Telecom and SBC Communications. Names eliminated from the portfolio included Case, Raytheon, and Unocal.

     Asset allocation is near benchmark levels. Slower economic growth and low inflation should prompt further rate reductions by the Fed. This should help underpin equity prices, even if earnings estimates weaken. With monetary and fiscal policy easing around the world, economic growth is expected to begin to improve next year. We believe this will help set the stage for more favorable performance from value-oriented issues.

                                 EQUITY INCOME

     The financial crisis, which threatened world economies and markets during the third quarter, has abated. Central banks around the world lowered interest rates and provided liquidity helping to avert financial meltdown. Stock markets stabilized in many areas and in the U.S. recovered sharply.

     Large cap growth stocks, especially technology, led the market rise. The Portfolio cannot own most technology names due to their lack of dividend yield. The Portfolio did, however, benefit from over-weighted holdings in telephones, healthcare, financials and some industrials like GE, Xerox, United Technologies, and Pitney Bowes.

     Now that the macro picture has stabilized, the market's focus will likely shift back to corporate earnings. Earnings problems will limit stocks upside, but low, and possibly declining interest rates will support the market. In this environment interest rate sensitive stocks and those which have unit growth should be favored. The strategy continues to emphasize financials, health care and telephones.

                                  EQUITY VALUE

     Driven by the Federal Reserve Bank's lowering of interest rates which sparked renewed optimism for technology, financial services and consumer staple stocks, the S&P 500 staged a dramatic recovery during the fourth quarter. The market retained its strong, large cap growth stock bias, with growth stocks continuing to significantly outperform value issues.

     Positive returns came from ten of eleven of the Portfolio's sectors, including financials (Banc One, Bank America, Chase Manhattan), technology (IBM, Motorola, Seagate) and capital goods (Corning, Allied Signal). However, relative underperformance is attributed to the Portfolio's underweighting of stocks in the top performing technology and communications service sectors (i.e. internet-related issues), as well as the impact to oil and gas stocks from the dramatic collapse of energy prices.

     While we anticipate continued, but more modest growth in the U.S. economy for 1999, we believe there are disappointments ahead for the market. Most holdings in the Portfolio are significantly undervalued compared to the market, giving strong upside potential and good defensive characteristics.

                                GROWTH & INCOME

     The Portfolio outperformed the S&P 500 Index for the quarter due to an overweight position in technology (the quarter's top-performing sector), and strong stock selection across consumer sectors, primarily retail stocks, supermarkets and drugstores.

     Among the top performing holdings were Costco and TJX, which both rose over 50%, Safeway and Walgreen. Technology holdings-AOL, Lucent Technologies, IBM, and Intel all posted impressive quarterly returns as well. Stock selection lagged in health care with mediocre returns among large cap drug stocks. Additionally, a slightly underweight position in the finance sector, which performed well in the fourth quarter, detracted slightly from relative returns.

     We remain generally constructive on the U.S. equity market over the coming months based on moderate -- but slowing -- economic growth and a lack of inflation. The Portfolio continues to emphasize companies with domestic exposure and high quality earnings growth within the retail, technology, and health care sectors. We are also focused on companies benefiting from merger activity and on those exposed to the U.S. consumer. We continue to underweight the energy and commodity cyclical companies due to a lack of earnings growth in those sectors. Overall, there were no major strategic changes to the portfolio during the quarter.

                                 EQUITY GROWTH

     Following a difficult third quarter and a horrendous first week, the US stock market exploded in the fourth quarter. The Portfolio benefited from an overweighted position in technology, communication services and consumer cyclicals. Stock selection was extremely positive during the quarter, especially in technology stocks, such as America Online, Cisco and Lucent Technologies.

     The Portfolio's overweight in drug companies, which was reduced over the quarter, was a negative. Dell Computers, a strong contributor for the full year, had a negative impact for the quarter. Monsanto, after the cancellation of the planned merger with American Home Products, detracted from performance as well. We have been, and continue to decrease exposure to health care. Additionally, the Portfolio sold its position in Schlumberger, while adding Costco and Carnival Cruise Lines

     Our outlook is one of cautious optimism for the market and positive expectations for our style. The lower interest rate environment and absence of inflation is clearly positive for stocks. Our caution is based on the unprecedented market performance over the last four years and the fact that most analyst estimates are still too high. We continue to believe that in difficult earnings environments, our focus on high quality growth stocks will be rewarded.

                                 SPECIAL EQUITY

     The market's performance in December was a fitting end to an eventful year. The Russell 2000 Index increased 6.2% during the month, capping off an incredible quarter. The market declined significantly in early October, only to rebound even more dramatically through the end of the year.

     The Portfolio benefited from technology holdings such as ISS Group, Legato Systems, Network Solutions, Vitesse and Mindspring. The Portfolio also had significant gains in several issues including Alpha Industries, Airborne Freight, Rational Software, and Houghton Mifflin, as well as Immunex, Best Buy, and Electronic Arts.

     The Portfolio was hurt by underperformance of micro-cap holdings, as well as other specific stocks, including Allied Capital, DT Industries, and Quorum Health.

     The Portfolio continues to find new ideas at attractive prices, like Coach USA, and TCA. Looking ahead, we are optimistic that the market will more fairly reward companies that are able to achieve analysts' earnings expectations. However, we believe many estimates are too high, setting up the probability of earnings disappointments and negative price reactions.

                               AGGRESSIVE EQUITY

     The fourth quarter and the past year were marked by wide swings in some sectors due to Asian fears, political turmoil, and the Internet frenzy. The Portfolio, however, continues to be positioned to take advantage of companies that exhibit consistent and stable earnings growth with positive earnings revisions. We continue to favor technology companies like American Online, Cisco Systems, Microsoft and Salectron. We also continue to favor pharmaceutical companies such as Pfizer, Warner Lambert and Bristol Myers. During the quarter we added Yahoo, Broadcom, American Power Conversion and Time Warner. The fourth quarter also saw the Portfolio grow in terms of positions. We continue to add smaller-cap issues when they meet our strict buy disciplines.

     The coming year will likely replay many of the same investment themes as 1998. Volatility will remain extreme, as well as the impact of global turmoil on earnings. The potential for slower economic growth may cause another round of earnings reductions. The key for 1999 is selectivity and consistent growth. The Portfolio's holdings will again consist of companies that can continue to grow their earnings in a slowing global economic environment.

                              INTERNATIONAL EQUITY

     The fourth quarter marked the return of liquidity to markets worldwide, fueled, in part, by a series of rate cuts by the central banks of North America, Europe, and Japan. Markets through much of the world (Japan being a notable exception) proceeded steadily upward to end the year near their respective all-time highs.

     The Portfolio benefited from stock selection in Europe, excluding France. Dutch holdings returned, on average, twice that of the local market, driven mainly by Heineken and ASM Lithography. Canadian holdings such as Northern Telecom, Toronto Dominion Bank, NewCourt Credit and Bombardier also added to returns.

     Technology holdings, one of the largest themes of the Portfolio, were notable contributors to performance. Top performing European holdings were Nokia, and Ericsson. In the Far East, Nidec Corp., Murata Manufacturing and Tokyo Electron also performed well.

     The gains made in Continental Europe were lessened by the underperformance of French holdings like Peugeot. While European equities may be richly valued on an absolute basis, they remain reasonably attractive relative to current very low interest rates. We are selectively optimistic about the prospects for European equities over the next twelve months. The market will be watching Japan's recovery effort closely. If and when sentiment can be turned around, Japanese equities have the potential for strong returns in 1999.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                            INTERMEDIATE   GOVERNMENT/
                                 MONEY           HIGH        GOVERNMENT     CORPORATE                        EQUITY
                                 MARKET      QUALITY BOND       BOND           BOND         BALANCED         INCOME
                              ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost.........  $291,455,256   $218,423,433   $160,147,247   $568,228,309   $564,380,403   $1,046,958,229
                              ============   ============   ============   ============   ============   ==============
Securities, at market.......  $291,455,256   $220,275,776   $162,176,948   $581,288,864   $602,524,830   $1,440,120,327
Repurchase agreements, at
 value......................        35,626      5,174,191         48,075     15,053,135     52,031,701       10,000,000
Cash........................        52,594             --         36,786        166,961             --               --
Foreign currency holdings,
 at value (Cost $1,509).....            --             --             --             --             --               --
Receivable for securities
 sold.......................            --             --             --             --      1,000,472               --
Unrealized appreciation on
 foreign currency forward
 contracts..................            --             --             --             --             --               --
Interest receivable.........       991,405      2,370,293      1,337,433      7,255,777      2,752,934           21,115
Dividends receivable........            --             --             --             --        690,800        2,152,156
Receivable from securities
 lending....................            --             --          1,093         11,016         24,461           14,686
Reimbursement from
 advisor....................            --             --          2,366             --         14,531            1,087
                              ------------   ------------   ------------   ------------   ------------   --------------
         Total assets.......   292,534,881    227,820,260    163,602,701    603,775,753    659,039,729    1,452,309,371
                              ------------   ------------   ------------   ------------   ------------   --------------
LIABILITIES:
Due to custodian............            --             --             --             --             --        1,742,016
Deposit for securities
 loaned.....................            --             --      4,956,000     51,625,450    152,198,525       72,958,800
Payable for securities
 purchased..................            --        252,129             --             --        614,690        9,854,437
Unrealized depreciation on
 foreign currency forward
 contracts..................            --             --             --             --             --               --
Payable to advisor..........         8,581         12,209             --          2,904             --               --
Accrued expenses:
 Investment advisory fees...        62,883         67,571         48,312        161,217        190,083          509,854
 Custody fees...............         1,573          1,678          1,431         28,029         16,491           91,630
 Professional fees..........        18,802         19,158         18,327         14,185         15,921           19,993
 Reports to shareholders....         2,188          1,837            985          3,250          3,218            9,524
 Miscellaneous fees.........         3,101          2,544          3,179          5,188          5,062           15,621
                              ------------   ------------   ------------   ------------   ------------   --------------
    Total  liabilities......        97,128        357,126      5,028,234     51,840,223    153,043,990       85,201,875
                              ------------   ------------   ------------   ------------   ------------   --------------
         NET ASSETS.........  $292,437,753   $227,463,134   $158,574,467   $551,935,530   $505,995,739   $1,367,107,496
                              ============   ============   ============   ============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital.............  $292,437,753   $225,610,791   $156,544,766   $538,874,975   $467,851,312   $  973,945,398
 Net unrealized appreciation
   (depreciation) on
   securities...............            --      1,852,343      2,029,701     13,060,555     38,144,427      393,162,098
 Net unrealized
   (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies...............            --             --             --             --             --               --
                              ------------   ------------   ------------   ------------   ------------   --------------
         NET ASSETS.........  $292,437,753   $227,463,134   $158,574,467   $551,935,530   $505,995,739   $1,367,107,496
                              ============   ============   ============   ============   ============   ==============

                       See notes to financial statements.

         EQUITY        GROWTH &        EQUITY         SPECIAL       AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         VALUE          INCOME         GROWTH          EQUITY         EQUITY         BOND          EQUITY
      ------------   ------------   ------------   --------------   -----------   -----------   -------------
      $411,379,305   $616,010,509   $553,903,521   $  786,618,459   $65,605,339   $84,563,520   $301,703,487
      ============   ============   ============   ==============   ===========   ===========   ============
      $403,406,217   $834,842,226   $748,256,160   $  965,524,970   $86,986,389   $80,325,567   $332,335,057
         6,424,243     25,297,869     12,491,405       79,890,695     2,690,628    12,476,687     13,027,333
                --             --             --           13,977            --            --             --
                --             --             --               --            --            --          1,517
         2,211,429      2,307,334      4,532,216       30,452,997       307,999            --        971,238
                --             --             --               --            --            --      1,139,417
             3,859         13,025         12,117           27,721         1,169     2,139,785         20,935
           868,142        393,161        449,652          479,610        15,603            --        411,079
             3,689         15,867         17,541           74,606         3,682            --         19,514
             8,375             --             --               --         5,407            --         11,094
      ------------   ------------   ------------   --------------   -----------   -----------   ------------
       412,925,954    862,869,482    765,759,091    1,076,464,576    90,010,877    94,942,039    347,937,184
      ------------   ------------   ------------   --------------   -----------   -----------   ------------
                --             --             --               --            --            --          1,020
        20,280,618     66,510,400     69,638,217      119,713,500     5,600,000            --     24,537,916
         2,545,466     24,665,668      7,283,069       31,993,225     2,978,314            --        463,847
                --             --             --               --            --            --      2,462,651
                --          7,850         11,051           28,586            --           210             --
           188,046        370,684        339,889          585,468        59,932        44,391        199,276
            24,496         23,510         15,509           28,250        19,298            --         17,232
            15,545         14,598         13,946           10,264        17,535        22,585         27,530
             1,974          3,155          3,453            6,838           353           440          1,641
            10,034          5,156          5,392            8,561         7,738         3,432          7,898
      ------------   ------------   ------------   --------------   -----------   -----------   ------------
        23,066,179     91,601,021     77,310,526      152,374,692     8,683,170        71,058     27,719,011
      ------------   ------------   ------------   --------------   -----------   -----------   ------------
      $389,859,775   $771,268,461   $688,448,565   $  924,089,884   $81,327,707   $94,870,981   $320,218,173
      ============   ============   ============   ==============   ===========   ===========   ============
      $397,832,863   $552,436,744   $494,095,926   $  745,183,373   $59,946,657   $99,108,934   $290,900,933
        (7,973,088)   218,831,717    194,352,639      178,906,511    21,381,050    (4,237,953)    30,631,570
                --             --             --               --            --            --     (1,314,330)
      ------------   ------------   ------------   --------------   -----------   -----------   ------------
      $389,859,775   $771,268,461   $688,448,565   $  924,089,884   $81,327,707   $94,870,981   $320,218,173
      ============   ============   ============   ==============   ===========   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                  INTERMEDIATE   GOVERNMENT/
                                        MONEY          HIGH        GOVERNMENT     CORPORATE                     EQUITY
                                       MARKET      QUALITY BOND       BOND          BOND        BALANCED        INCOME
                                     -----------   ------------   ------------   -----------   -----------   ------------
INVESTMENT INCOME:
  Interest income..................  $14,694,725   $13,534,621     $8,214,598    $29,191,734   $11,320,585   $  5,649,355
  Dividend income..................           --            --             --             --     5,675,747     29,504,261
  Less: withholding taxes..........           --            --             --             --       (11,547)       (83,610)
                                     -----------   -----------     ----------    -----------   -----------   ------------
         Total income..............   14,694,725    13,534,621      8,214,598     29,191,734    16,984,785     35,070,006
                                     -----------   -----------     ----------    -----------   -----------   ------------
EXPENSES:
  Investment advisory fees.........      654,703       753,726        491,360      1,606,383     2,065,391      5,830,442
  Custody fees.....................       63,928        54,999         38,361         93,890       107,347        245,286
  Professional fees................       21,470        21,901         20,391         24,964        24,799         33,248
  Reports to shareholders..........          846           649            417          1,480         1,272          3,365
  Miscellaneous fees...............        2,614         2,004          1,291          4,571         3,932         10,399
                                     -----------   -----------     ----------    -----------   -----------   ------------
         Total expenses............      743,561       833,279        551,820      1,731,288     2,202,741      6,122,740
Expenses reimbursed by the
  advisor..........................           --            --         (2,380)            --            --             --
                                     -----------   -----------     ----------    -----------   -----------   ------------
         Net expenses..............      743,561       833,279        549,440      1,731,288     2,202,741      6,122,740
                                     -----------   -----------     ----------    -----------   -----------   ------------
Net investment income (loss).......   13,951,164    12,701,342      7,665,158     27,460,446    14,782,044     28,947,266
                                     -----------   -----------     ----------    -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND
  FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities.....................       (8,027)      414,827        855,222      4,853,795    20,266,279    110,650,921
  Net realized gains on foreign
    currency transactions..........           --            --             --             --            --             --
  Net change in unrealized
    appreciation (depreciation) on
    securities.....................           --       727,026        952,909      2,272,504    18,099,702     19,217,218
  Net change in unrealized
    appreciation on translation of
    assets and liabilities in
    foreign currencies.............           --            --             --             --            --             --
                                     -----------   -----------     ----------    -----------   -----------   ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies...............       (8,027)    1,141,853      1,808,131      7,126,299    38,365,981    129,868,139
                                     -----------   -----------     ----------    -----------   -----------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........  $13,943,137   $13,843,195     $9,473,289    $34,586,745   $53,148,025   $158,815,405
                                     ===========   ===========     ==========    ===========   ===========   ============

                       See notes to financial statements.

       EQUITY        GROWTH &        EQUITY        SPECIAL     AGGRESSIVE    HIGH YIELD    INTERNATIONAL
       VALUE          INCOME         GROWTH        EQUITY        EQUITY         BOND          EQUITY
    ------------   ------------   ------------   -----------   -----------   -----------   -------------
    $    667,535   $  1,112,484   $    883,824   $ 3,389,226   $   123,935   $ 7,147,046    $   954,161
       6,956,444      3,919,762      3,707,378     4,330,519       211,894            --      4,680,770
              --         (1,354)       (11,581)      (34,991)           --            --       (403,645)
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
       7,623,979      5,030,892      4,579,621     7,684,754       335,829     7,147,046      5,231,286
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
       2,104,570      3,258,008      3,276,416     6,306,553       470,377       423,436      2,029,625
         110,700        114,302        102,034       236,687        46,197        45,179        319,417
          22,899         25,079         25,557        28,527        19,144        19,566         26,447
           1,008          1,530          1,400         1,923           137           248            732
           3,115          4,728          4,327         5,906           425           767          2,352
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
       2,242,292      3,403,647      3,409,734     6,579,596       536,280       489,196      2,378,573
         (42,746)            --        (11,336)       (5,925)      (51,355)      (27,930)       (30,764)
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
       2,199,546      3,403,647      3,398,398     6,573,671       484,925       461,266      2,347,809
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
       5,424,433      1,627,245      1,181,223     1,111,083      (149,096)    6,685,780      2,883,477
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
      44,679,908     19,534,576     61,370,721    17,684,596     1,181,993      (553,780)    10,177,768
              --             --             --            --            --            --        256,147
     (13,627,414)   150,077,114    115,672,317    31,347,149    19,387,276    (5,046,919)    16,727,273
              --             --             --            --            --            --     (2,957,713)
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
      31,052,494    169,611,690    177,043,038    49,031,745    20,569,269    (5,600,699)    24,203,475
    ------------   ------------   ------------   -----------   -----------   -----------    -----------
    $ 36,476,927   $171,238,935   $178,224,261   $50,142,828   $20,420,173   $ 1,085,081    $27,086,952
    ============   ============   ============   ===========   ===========   ===========    ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                               INTERMEDIATE    GOVERNMENT/
                                                  MONEY            HIGH         GOVERNMENT      CORPORATE
                                                 MARKET        QUALITY BOND        BOND            BOND         BALANCED
                                             ---------------   -------------   -------------   ------------   -------------
FROM OPERATIONS:
  Net investment income (loss).............  $    13,951,164   $  12,701,342   $  7,665,158    $ 27,460,446   $  14,782,044
  Net realized gains (losses) on
    securities.............................           (8,027)        414,827        855,222       4,853,795      20,266,279
  Net realized gains on foreign currency
    transactions...........................               --              --             --              --              --
  Net change in unrealized appreciation
    (depreciation) on securities...........               --         727,026        952,909       2,272,504      18,099,702
  Net change in unrealized (depreciation)
    on translation of assets and
    liabilities in foreign currencies......               --              --             --              --              --
                                             ---------------   -------------   ------------    ------------   -------------
  Net increase in net assets resulting from
    operations.............................       13,943,137      13,843,195      9,473,289      34,586,745      53,148,025
                                             ---------------   -------------   ------------    ------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested...........    1,190,514,074     102,204,372     87,113,056     251,884,825     182,220,839
  Value of capital withdrawn...............   (1,144,331,916)   (106,753,871)   (67,198,275)    (96,168,925)   (124,143,038)
                                             ---------------   -------------   ------------    ------------   -------------
Net increase (decrease) in net assets
  resulting from capital transactions......       46,182,158      (4,549,499)    19,914,781     155,715,900      58,077,801
                                             ---------------   -------------   ------------    ------------   -------------
Net increase in net assets.................       60,125,295       9,293,696     29,388,070     190,302,645     111,225,826
NET ASSETS:
  Beginning of year........................      232,312,458     218,169,438    129,186,397     361,632,885     394,769,913
                                             ---------------   -------------   ------------    ------------   -------------
  End of year..............................  $   292,437,753   $ 227,463,134   $158,574,467    $551,935,530   $ 505,995,739
                                             ===============   =============   ============    ============   =============

                       See notes to financial statements.

    EQUITY          EQUITY         GROWTH &         EQUITY          SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
    INCOME           VALUE          INCOME          GROWTH          EQUITY          EQUITY          BOND          EQUITY
--------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
$   28,947,266   $   5,424,433   $   1,627,245   $   1,181,223   $   1,111,083   $   (149,096)  $  6,685,780   $   2,883,477
   110,650,921      44,679,908      19,534,576      61,370,721      17,684,596      1,181,993       (553,780)     10,177,768
            --              --              --              --              --             --             --         256,147
    19,217,218     (13,627,414)    150,077,114     115,672,317      31,347,149     19,387,276     (5,046,919)     16,727,273
            --              --              --              --              --             --             --      (2,957,713)
--------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
   158,815,405      36,476,927     171,238,935     178,224,261      50,142,828     20,420,173      1,085,081      27,086,952
--------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
   345,144,527     290,119,254     446,058,507     259,688,127     454,968,479     93,573,841     96,042,481     340,305,978
  (351,923,605)   (171,720,121)   (222,289,389)   (175,776,011)   (324,409,684)   (58,523,957)   (41,956,712)   (252,480,825)
--------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
    (6,779,078)    118,399,133     223,769,118      83,912,116     130,558,795     35,049,884     54,085,769      87,825,153
--------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
   152,036,327     154,876,060     395,008,053     262,136,377     180,701,623     55,470,057     55,170,850     114,912,105
 1,215,071,169     234,983,715     376,260,408     426,312,188     743,388,261     25,857,650     39,700,131     205,306,068
--------------   -------------   -------------   -------------   -------------   ------------   ------------   -------------
$1,367,107,496   $ 389,859,775   $ 771,268,461   $ 688,448,565   $ 924,089,884   $ 81,327,707   $ 94,870,981   $ 320,218,173
==============   =============   =============   =============   =============   ============   ============   =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                              INTERMEDIATE    GOVERNMENT/
                                                   MONEY           HIGH        GOVERNMENT      CORPORATE
                                                  MARKET       QUALITY BOND       BOND           BOND          BALANCED
                                               -------------   ------------   ------------   -------------   ------------
FROM OPERATIONS:
  Net investment income (loss)...............  $  11,798,211   $ 12,355,613   $  5,479,071   $  21,747,233   $ 12,233,394
  Net realized gains (losses) on
    securities...............................         (8,941)    (2,349,712)        43,123         747,528     44,754,963
  Net realized gains on foreign currency
    transactions.............................             --             --             --              --             --
  Net change in unrealized appreciation
    (depreciation) on securities.............             --      1,093,124      1,403,813       5,790,454      1,725,897
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies.......................             --             --             --              --             --
                                               -------------   ------------   ------------   -------------   ------------
  Net increase in net assets resulting from
    operations...............................     11,789,270     11,099,025      6,926,007      28,285,215     58,714,254
                                               -------------   ------------   ------------   -------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested.............    902,776,832    102,876,345     68,807,286     123,824,256    170,812,434
  Value of capital withdrawn.................   (867,265,898)   (93,100,595)   (49,606,776)   (113,152,603)   (99,666,614)
                                               -------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
  resulting from capital transactions........     35,510,934      9,775,750     19,200,510      10,671,653     71,145,820
                                               -------------   ------------   ------------   -------------   ------------
Net increase in net assets...................     47,300,204     20,874,775     26,126,517      38,956,868    129,860,074
NET ASSETS:
  Beginning of year..........................    185,012,254    197,294,663    103,059,880     322,676,017    264,909,839
                                               -------------   ------------   ------------   -------------   ------------
  End of year................................  $ 232,312,458   $218,169,438   $129,186,397   $ 361,632,885   $394,769,913
                                               =============   ============   ============   =============   ============

                       See notes to financial statements.

          EQUITY          EQUITY        GROWTH &         EQUITY          SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
          INCOME          VALUE          INCOME          GROWTH          EQUITY          EQUITY          BOND          EQUITY
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
      $   24,964,071   $  2,275,636   $   1,812,221   $   1,684,585   $   2,573,992   $    (36,672)  $  2,857,257   $   1,748,854
         112,649,761     20,127,411      30,338,224      24,114,431      73,438,581     (1,923,753)       751,900       6,952,374
                  --             --              --              --              --             --             --       1,289,424
         145,312,803      4,086,494      46,717,933      64,960,988      69,900,579      1,758,315        436,636       1,832,462
                  --             --              --              --              --             --             --       1,293,392
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         282,926,635     26,489,541      78,868,378      90,760,004     145,913,152       (202,110)     4,045,793      13,116,506
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         342,318,881    252,043,859     227,268,676     218,548,740     300,462,601     45,019,873     34,940,563     149,002,914
        (366,995,016)   (72,583,198)   (137,489,072)   (182,124,242)   (210,251,735)   (34,439,243)   (14,658,911)   (104,998,249)
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         (24,676,135)   179,460,661      89,779,604      36,424,498      90,210,866     10,580,630     20,281,652      44,004,665
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         258,250,500    205,950,202     168,647,982     127,184,502     236,124,018     10,378,520     24,327,445      57,121,171
         956,820,669     29,033,513     207,612,426     299,127,686     507,264,243     15,479,130     15,372,686     148,184,897
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
      $1,215,071,169   $234,983,715   $ 376,260,408   $ 426,312,188   $ 743,388,261   $ 25,857,650   $ 39,700,131   $ 205,306,068
      ==============   ============   =============   =============   =============   ============   ============   =============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 73.87%
$ 2,400,000   American Crystal Sugar Company,
                5.60%, 01/29/99..............  $  2,389,547
  5,800,000   Ameritech, 5.50%, 01/22/99.....     5,781,392
  4,000,000   Avco Financial Services, Inc.,
                5.35%, 03/15/99..............     3,956,605
  2,000,000   Avco Financial Services, Inc.,
                5.40%, 02/08/99..............     1,988,600
  4,000,000   Avco Financial Services, Inc.,
                5.30%, 03/01/99..............     3,965,256
  1,400,000   CIT Group Holdings, Inc.,
                5.33%, 01/26/99..............     1,394,818
  6,300,000   CIT Group Holdings, Inc.,
                5.33%, 01/28/99..............     6,274,816
  3,500,000   Coca-Cola Enterprises, Inc.,
                5.18%, 02/16/99..............     3,476,834
  4,000,000   Coca-Cola Enterprises, Inc.,
                5.22%, 02/02/99..............     3,981,440
  2,400,000   Coca-Cola Enterprises, Inc.,
                5.07%, 02/02/99..............     2,389,184
 10,000,000   Commercial Credit Company,
                5.17%, 01/26/99..............     9,964,097
  2,000,000   Conagra, Inc., 5.80%,
                01/08/99.....................     1,997,744
  7,500,000   Edison Funding, 5.38%,
                01/08/99.....................     7,492,154
  4,100,000   Edison Funding, 5.38%,
                01/08/99.....................     4,095,711
  2,700,000   Enterprise Funding Corp.,
                5.73%, 01/14/99..............     2,694,413
  3,100,000   Enterprise Funding Corp.,
                5.42%, 01/15/99..............     3,093,466
  2,000,000   Enterprise Funding Corp.,
                5.43%, 01/20/99..............     1,994,268
  6,400,000   Enterprise Funding Corp.,
                5.35%, 01/20/99..............     6,381,929
  3,500,000   Ford Motor Credit Corp., 5.17%,
                01/22/99.....................     3,489,445
  3,000,000   Ford Motor Credit Corp., 5.17%,
                03/03/99.....................     2,973,719
  8,000,000   Ford Motor Credit Corp., 5.35%,
                01/07/99.....................     7,992,867
  6,000,000   General Electric Capital Corp.,
                5.33%, 01/13/99..............     5,989,340
  2,250,000   General Electric Capital Corp.,
                5.17%, 01/15/99..............     2,245,476
  3,000,000   General Motors Acceptance
                Corp., 5.30%, 01/12/99.......     2,995,142
  1,400,000   General Motors Acceptance
                Corp., 5.04%, 01/04/99.......     1,399,412
  6,900,000   Heller Financial Inc., 5.52%,
                01/21/99.....................     6,878,840
  4,200,000   Heller Financial Inc., 5.52%,
                01/25/99.....................     4,184,544

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$ 3,400,000   Heller Financial Inc., 4.75%,
                02/03/99.....................  $  3,385,196
  5,000,000   Household International Corp.,
                5.15%, 01/12/99..............     4,992,132
  8,000,000   Household International Corp.,
                5.35%, 01/14/99..............     7,984,545
  2,000,000   Houston Industries Finance
                Company, 6.05%, 01/06/99.....     1,998,319
  2,400,000   John Hancock Mutual Life
                Insurance, 5.40%, 01/29/99...     2,389,920
  1,400,000   Lehman Brothers Holdings Inc.,
                5.60%, 01/29/99..............     1,393,902
  8,450,000   Lucent Technologies, 5.15%,
                01/25/99.....................     8,420,988
  3,000,000   Merrill Lynch and Company,
                Inc., 5.19%, 01/26/99........     2,989,188
  1,400,000   Merrill Lynch and Company,
                Inc., 5.27%, 01/27/99........     1,394,671
 10,000,000   Merrill Lynch and Company,
                Inc., 5.20%, 01/28/99........     9,961,000
  1,900,000   Norfolk Southern Corporation,
                6.15%, 01/04/99..............     1,899,026
 10,900,000   Paccar Financial Group, 5.40%,
                01/04/99.....................    10,895,095
  4,000,000   Panasonic Finance Inc., 5.13%,
                01/26/99.....................     3,985,750
  7,500,000   Prudential Funding Corp.,
                5.34%, 01/15/99..............     7,484,425
  3,000,000   Republic New York Corp., 5.02%,
                03/01/99.....................     2,975,318
  6,000,000   Sanwa Business Credit, 5.45%,
                01/21/99.....................     5,981,833
  3,600,000   Sanwa Business Credit, 5.45%,
                01/22/99.....................     3,588,555
  4,400,000   Sears Roebuck Acceptance Corp.,
                5.33%, 01/15/99..............     4,390,880
  7,300,000   Sears Roebuck Acceptance Corp.,
                5.16%, 01/28/99..............     7,271,749
  2,000,000   Sony Corp., 5.38%, 01/20/99....     1,994,321
  2,500,000   Textron Inc., 6.10%,
                01/06/99.....................     2,497,882
  6,000,000   Transamerica Finance Corp.,
                5.37%, 01/11/99..............     5,991,050
    700,000   Transamerica Finance Corp.,
                5.10%, 02/25/99..............       694,546
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $216,021,350)............   216,021,350
                                               ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES -- 2.77%
              FEDERAL HOME LOAN BANK -- 2.74%
$ 8,000,000   5.00%, 10/27/99................  $  8,000,000
              FEDERAL HOME LOAN MORTGAGE
              CORP. -- 0.03%
    100,000   5.00%, 02/03/99................        99,542
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $8,099,542)...     8,099,542
                                               ------------
              CERTIFICATES OF DEPOSIT -- 12.48%
  7,300,000   Canadian Imperial Bank, 5.74%,
                05/07/99.....................     7,300,000
  9,200,000   Mellon Bank Corp., 5.50%,
                01/06/99.....................     9,200,000
 10,000,000   Toronto-Dominion Bank, 5.67%,
                07/26/99.....................     9,998,364
 10,000,000   Union Bancal Corp., 5.50%,
                01/20/99.....................    10,000,000
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $36,498,364).............    36,498,364
                                               ------------
              SHORT-TERM CORPORATE NOTES -- 10.55%
  2,700,000   Banc One, Floating Rate, 5.54%,
                01/07/99+....................     2,700,000
  5,136,000   Capital One Funding Corp.,
                Floating Rate, 5.54%,
                01/07/99+....................     5,136,000
  9,000,000   Goldman Sachs Group, 5.34%,
                08/13/99.....................     9,000,000
  9,000,000   Lehman Syndicated Loan Fund,
                6.04%, 01/15/99..............     9,000,000
  5,000,000   Asset Backed Securities
                Investment Trust, Variable
                Rate, 5.54%,
                08/15/99++...................     5,000,000
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT-TERM CORPORATE NOTES (CONTINUED)
              TOTAL SHORT-TERM CORPORATE
              NOTES (Cost $30,836,000).......    30,836,000
                                               ------------
              TOTAL SECURITIES (Cost
              $291,455,256)..................   291,455,256
                                               ------------
              REPURCHASE AGREEMENT -- 0.01%
     35,626   With Investors Bank & Trust,
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase proceeds
                at maturity $35,643,
                (Collateralized by Fannie
                Mae, 5.76%, due 01/25/08 with
                a value of $37,785) (Cost
                $35,626).....................        35,626
                                               ------------
              Total Investments -- 99.68%
              (Cost $291,490,882)............   291,490,882
              Other assets less
              liabilities -- 0.32%...........       946,871
                                               ------------
              NET ASSETS -- 100.00%..........  $292,437,753
                                               ============
The aggregate cost of investments for federal income tax
purposes at December 31, 1998, is $291,490,882.

---------------
 + This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1998.
++ This interest rate is subject to change monthly based on the London Interbank
   Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1998.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 86.66%
              BANKS -- 9.32%
$ 8,000,000   First Omni Bank, Series 96-A,
                6.65%, 09/15/03..............  $  8,235,360
  3,750,000   First Union Corp., 8.00%,
                11/15/02.....................     4,047,521
  1,000,000   Midland Bank PLC, 8.625% due
                12/15/04.....................     1,140,393
  4,000,000   Norwest Corp., 6.75%,
                05/12/00.....................     4,064,340
  3,686,232   Union Acceptance Corp., 6.40%,
                10/10/02.....................     3,705,216
                                               ------------
              TOTAL BANKS....................    21,192,830
                                               ------------
              BROKERAGE -- 8.69%
  5,500,000   Bear Stearns & Company, 6.50%,
                06/15/00.....................     5,557,926
  1,000,000   Lehman Brothers Holdings Inc.,
                Medium-Term Note, 6.05%,
                04/28/00.....................       997,046
  5,000,000   Lehman Brothers Holdings Inc.,
                6.00%, 02/26/01..............     4,963,520
  5,000,000   Merrill Lynch & Company,
                Medium-Term Note, 5.75%,
                11/04/02.....................     5,010,500
  3,000,000   Morgan Stanley Dean Witter,
                8.875%, 10/15/01.............     3,242,673
                                               ------------
              TOTAL BROKERAGE................    19,771,665
                                               ------------
              FINANCE -- 30.56%
  2,000,000   Associates Corp. of N.A.,
                6.15%, 01/13/03..............     2,044,874
  3,170,000   Associates Corp. of N.A.,
                6.01%, 02/07/03..............     3,225,786
  4,000,000   Associates Corp. of N.A.,
                6.00%, 04/15/03..............     4,062,804
  5,000,000   CIT Group Holdings, 6.125%,
                11/15/99.....................     5,027,615
  2,030,181   Copelco Capital Funding Corp.,
                6.34%, 07/20/04..............     2,042,565
  5,000,000   Florida Windstorm Underwriting,
                6.50%, 08/25/02..............     5,096,430
  7,000,000   Ford Motor Credit Corp., 7.00%,
                09/25/01.....................     7,272,909
  3,000,000   General Motors Acceptance
                Corp., 5.21%, 02/25/00.......     3,020,499
  5,250,000   General Motors Acceptance
                Corp., 9.375%, 04/01/00......     5,498,987

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FINANCE (CONTINUED)
$ 6,500,000   Household Finance Company,
                Medium-Term Note, 7.15%,
                06/15/00.....................  $  6,643,253
  5,000,000   International Lease Finance,
                7.05%, 05/01/01..............     5,141,595
  7,500,000   John Deere Capital, 5.75%,
                08/07/00.....................     7,505,363
    368,244   Navistar Finance, 6.55%,
                11/20/01.....................       368,539
  8,000,000   Travelers Group, Inc., 7.25%,
                05/01/01.....................     8,272,264
  2,024,560   Textron Financial Corp., 6.05%,
                03/15/09.....................     2,031,767
  2,003,897   Travelers Mortgage, 12.00%,
                03/01/14.....................     2,261,298
                                               ------------
              TOTAL FINANCE..................    69,516,548
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 4.05%
  2,452,637   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............     2,480,278
  5,905,898   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     5,978,304
    747,641   Western Finance Grantor Trust,
                5.875%, 03/01/02.............       751,042
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
                BANKS........................     9,209,624
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 7.53%
  3,900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............     4,015,284
  2,083,333   Discover Card Master Trust I,
                Series 93-2A, 5.40%,
                11/16/01.....................     2,084,625
  4,000,000   Discover Card Master Trust I,
                Series 98-6A, 5.85%,
                01/17/06.....................     4,047,960
    287,500   MBNA Master Credit Card, 5.40%,
                09/15/00.....................       287,003
  5,000,000   Sears Credit Account Master
                Trust, Series 96-1A, 6.20%,
                02/16/06.....................     5,097,100
  1,500,000   Sears Credit Account Master
                Trust, 7.00%, 07/16/08.......     1,589,508
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS...................    17,121,480
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              PRIVATE ASSET BACKED: FINANCE -- 4.19%
$ 1,683,539   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............  $  1,704,280
  4,045,779   Navistar Financial Corp., Owner
                Trust, Series 98-A, Class A,
                5.94%, 11/15/04..............     4,082,191
    654,057   Pemex Exp Grantor Trust, 7.66%,
                08/15/01.....................       680,867
  3,040,849   USAA Auto Loan Grantor Trust,
                6.00%, 05/15/04..............     3,059,946
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................     9,527,284
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 3.91%
  4,089,484   New York City Tax Lien Trust,
                Series 98-1C, 6.12%,
                07/25/06.....................     4,095,873
  4,500,000   Midstate Trust, Series 2-A4,
                9.625%, 04/01/03.............     4,791,470
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              OTHER..........................     8,887,343
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --1.53%
  3,137,891   Upjohn Company, 9.79%,
                02/01/04.....................     3,479,419
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 15.94%
  5,120,000   Capital Equipment Receivable
                Trust, Series 96-1, 6.28%,
                06/15/00.....................     5,146,317
    821,176   Chevy Chase Auto Receivable
                Trust, 6.00%, 12/15/01.......       822,638
  1,358,712   Chevy Chase Auto Receivable
                Trust, 6.60%, 12/15/02.......     1,373,984
  8,000,000   Compass Auto Receivables Trust,
                Series 1998-A3, 5.90%,
                05/15/04.....................     8,087,520
  3,000,000   EAB Lease Receivables Trust,
                5.66%, 09/15/02..............     3,011,250
  2,355,780   First Sierra Receivables II,
                6.85%, 02/10/03..............     2,395,027
    964,019   Heller Equipment Asset
                Receivables Trust, Series
                1997-1, Class A2, 6.39%,
                05/25/05.....................       971,943
    156,316   IBM Credit Receivable Lease
                Asset Master Trust, Series
                93-1A, 4.55%, 11/15/00.......       156,210
     56,131   IBM Credit Receivable Lease
                Asset Master Trust, 6.55%,
                07/16/01.....................        56,165

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              PRIVATE ASSET BACKED: RECEIVABLES (CONTINUED)
$ 8,250,000   Newcourt Receivables Asset
                Trust, Series 1997-1, Class
                A4, 6.193%, 05/20/05.........  $  8,386,455
  5,000,000   Textron Financial Corp.
                Receivable Trust, Series
                1998-A, 5.89%, 01/15/05......     5,054,688
    788,597   Toyota Auto Receivable Trust,
                Series 96-AA, 6.30%,
                07/20/01.....................       791,191
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RECEIVABLES....................    36,253,388
                                               ------------
              REAL ESTATE -- 0.94%
    552,087   GE Home Equity Loan, Series
                91-1A, 7.20%, 09/15/11.......       550,961
    659,185   Merrill Lynch Mortgage
                Investors, Inc., 10.10%,
                11/15/07.....................       660,497
    502,057   Merrill Lynch Mortgage
                Investors, Inc., 10.35%,
                05/15/09.....................       534,062
    314,715   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................       333,223
     73,113   Merrill Lynch Mortgage
                Investors, Inc., Series
                91-DA, 9.00%, 07/15/11.......        72,969
                                               ------------
              TOTAL REAL ESTATE..............     2,151,712
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $195,371,080)............   197,111,293
                                               ------------
              US TREASURY NOTES -- 4.44%
  6,000,000   5.50%, 02/29/00................     6,056,250
  4,000,000   5.375%, 06/30/00...............     4,041,252
                                               ------------
              TOTAL US TREASURY NOTES (Cost
              $9,998,117)....................    10,097,502
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 2.19%
              FANNIE MAE -- 0.06%
     19,878   PL# 6346, 6.75%, 02/01/03......        20,039
    117,073   PL# 137455, 7.00%, 04/01/04....       116,976
                                               ------------
              TOTAL FANNIE MAE...............       137,015
                                               ------------
              FREDDIE MAC -- 0.93%
  1,004,541   PL# 850082, 9.00%, 10/01/05....     1,042,269
    150,099   REMIC, Series MH-1, 10.15%,
                04/15/06.....................       150,336
    572,264   PL# D0677, 7.50%, 03/01/08.....       584,441
      2,844   PL# 273991, 6.50%, 03/01/13....         2,858
    323,194   PL# 306816, 7.00%, 01/01/18....       327,712
                                               ------------
              TOTAL FREDDIE MAC..............     2,107,616
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              RESOLUTION TRUST CORP. -- 1.20%
$ 1,832,069   Resolution Trust Corp., 7.94%,
                08/25/21.....................  $  1,825,455
    904,862   Resolution Trust Corp., 6.74%,
                07/25/27.....................       902,075
                                               ------------
              TOTAL RESOLUTION TRUST CORP....     2,727,530
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $5,025,913)...     4,972,161
                                               ------------
              FOREIGN GOVERNMENT OBLIGATION -- 2.25%
  5,000,000   Hydro Quebec, 6.36%, 01/15/02
                (Cost $5,055,868)............     5,122,365
                                               ------------
              COMMERCIAL PAPER -- 1.30%
  2,979,000   Banque Generale Du Luxembourg,
                5.65%, 01/15/99 (Cost
                $2,972,455)..................     2,972,455
                                               ------------
              TOTAL SECURITIES (Cost
              $218,423,433)..................   220,275,776
                                               ------------
              REPURCHASE AGREEMENT -- 2.27%
  5,174,191   With Investors Bank & Trust,
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase proceeds
                at maturity $5,176,634
                (Collateralized by various
                Freddie Mac Adjustable Rate
                Mortgages, 7.40%-7.86%, due
                03/01/24 to 07/01/26 with a
                total value of $5,433,139)
                (Cost $5,174,191)............     5,174,191
                                               ------------
              Total Investments -- 99.11%
              (Cost $223,597,624)............   225,449,967
                                               ------------
              Other assets less
              liabilities -- 0.89%...........     2,013,167
                                               ------------
              NET ASSETS -- 100.00%..........  $227,463,134
                                               ============

The aggregate cost of investments for federal income tax purposes at December 31, 1998, is $223,597,624.

The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation.........  $  2,092,898
    Gross unrealized depreciation.........      (240,555)
                                            ------------
    Net unrealized appreciation...........  $  1,852,343
                                            ============

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

 PRINCIPAL                                                                VALUE
 ---------                                                             ------------
                US TREASURY NOTES -- 21.13%
$ 3,000,000     6.375%, 05/15/99(a)...............................     $  3,017,814
  5,000,000     6.00%, 08/15/99...................................        5,040,625
  7,000,000     7.75%, 12/31/99...................................        7,210,000
  2,500,000     8.875%, 05/15/00..................................        2,637,500
 10,000,000     6.25%, 01/31/02...................................       10,440,630
  5,000,000     5.625%, 12/31/02(a)...............................        5,164,065
                                                                       ------------
                TOTAL US TREASURY NOTES
                (Cost $33,146,585)................................       33,510,634
                                                                       ------------
                US GOVERNMENT AGENCY SECURITIES -- 58.35%
                FANNIE MAE -- 6.54%
  2,000,000     CMO, Series 94-75, 7.00%, 01/25/03................        2,016,832
  3,000,000     6.44%, 06/21/05...................................        3,201,210
  5,000,000     Series 96-M7, Class B, 6.84%, 06/17/11............        5,160,350
                                                                       ------------
                TOTAL FANNIE MAE..................................       10,378,392
                                                                       ------------
                FEDERAL HOME LOAN BANK -- 4.61%
  5,000,000     7.39%, 08/22/01...................................        5,284,380
  2,000,000     5.50%, 01/21/03...................................        2,020,702
                                                                       ------------
                TOTAL FEDERAL HOME LOAN BANK......................        7,305,082
                                                                       ------------
                FREDDIE MAC -- 6.41%
  3,000,000     CMO, Series 1574, 6.50%, 02/15/21.................        3,053,901
  5,300,000     CMO, Series 1500, 7.00%, 06/15/22.................        5,445,315
    726,176     CMO, Series 31, Floating Rate, 6.025%, 08/25/23...          726,483
    932,091     CMO, Series 1710, Floating Rate, 6.062%,
                  02/15/24........................................          932,468
                                                                       ------------
                TOTAL FREDDIE MAC.................................       10,158,167
                                                                       ------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 24.28%
      5,231     PL# 209631, 7.50%, 04/15/02.......................            5,409
     18,343     PL# 328000, 7.50%, 06/15/07.......................           18,968
      8,601     PL# 328084, 7.50%, 07/15/07.......................            8,894
     10,958     PL# 335542, 7.50%, 08/15/07.......................           11,331
    128,343     PL# 335995, 7.50%, 08/15/07.......................          132,714
     70,773     PL# 322072, 7.50%, 08/15/07.......................           73,184
    265,169     PL# 323189, 7.50%, 08/15/07.......................          274,201
    200,578     PL# 328188, 7.50%, 08/15/07.......................          207,410
    255,673     PL# 328192, 7.50%, 08/15/07.......................          264,382
     80,265     PL# 328200, 7.50%, 08/15/07.......................           83,000
    313,209     PL# 329060, 7.50%, 08/15/07.......................          323,878
    301,329     PL# 332267, 7.50%, 08/15/07.......................          311,593

 PRINCIPAL                                                                VALUE
 ---------                                                             ------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    56,716     PL# 333320, 7.50%, 09/15/07.......................     $     58,648
    208,169     PL# 333709, 7.50%, 09/15/07.......................          215,259
    268,696     PL# 332704, 7.50%, 09/15/07.......................          277,848
    310,954     PL# 297619, 7.50%, 09/15/07.......................          321,546
    167,405     PL# 369749, 6.50%, 09/15/08.......................          170,334
    232,574     PL# 345975, 6.50%, 10/15/08.......................          236,644
    562,335     PL# 374726, 6.50%, 10/15/08.......................          572,176
    214,347     PL# 345973, 6.50%, 11/15/08.......................          218,098
    118,922     PL# 363874, 6.50%, 11/15/08.......................          121,003
    425,407     PL# 370448, 6.50%, 11/15/08.......................          432,852
    592,315     PL# 371094, 6.50%, 11/15/08.......................          602,681
    300,527     PL# 366531, 6.50%, 11/15/08.......................          305,787
  4,034,164     CMO, Series 97-2, 7.00%, 06/20/19.................        4,048,687
  4,404,677     PL# 2483, 7.00%, 09/20/27.........................        4,474,879
 14,512,446     PL# 2631, 7.00%, 08/20/28.........................       14,743,746
  9,834,697     PL# 2645, 7.00%, 09/20/28.........................        9,991,442
                                                                       ------------
                TOTAL GOVERNMENT NATIONAL
                MORTGAGE ASSOCIATION..............................       38,506,594
                                                                       ------------
                US TREASURY INFLATION INDEX -- 6.41%
 10,000,000     3.625%, 07/15/02..................................       10,168,905
                                                                       ------------
                HOUSING AND URBAN DEVELOPMENT -- 3.26%
  5,000,000     6.23%, 08/01/02...................................        5,171,195
                                                                       ------------
                TENNESSEE VALLEY AUTHORITY -- 3.57%
  2,500,000     6.375%, 06/15/05..................................        2,654,742
  3,000,000     5.375%, 11/13/08..................................        3,011,370
                                                                       ------------
                TOTAL TENNESSEE VALLEY AUTHORITY..................        5,666,112
                                                                       ------------
                US GOVERNMENT GUARANTEED BOND -- 3.27%
  5,000,000     6.12%, 04/01/08...................................        5,185,000
                                                                       ------------
                TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost $90,873,795).....................       92,539,447
                                                                       ------------
                SHORT TERM US GOVERNMENT AGENCY SECURITIES -- 19.66%
                FANNIE MAE -- 7.28%
    400,000     5.05%, 01/14/99...................................          399,271
  1,700,000     5.07%, 01/15/99...................................        1,696,648
  4,500,000     4.72%, 01/21/99...................................        4,488,200
    100,000     5.02%, 02/05/99...................................           99,512
    500,000     5.00%, 02/10/99...................................          497,222
  1,000,000     4.87%, 02/19/99...................................          993,371
  3,400,000     4.75%, 03/23/99...................................        3,363,663
                                                                       ------------
                TOTAL FANNIE MAE..................................       11,537,887
                                                                       ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                                                VALUE
 ---------                                                             ------------
                SHORT TERM US GOVERNMENT AGENCY SECURITIES (CONTINUED)
                FEDERAL HOME LOAN BANK -- 0.38%
$   600,000     5.03%, 01/08/99...................................     $    599,413
                                                                       ------------
                FREDDIE MAC -- 12.00%
    300,000     4.91%, 01/08/99...................................          299,714
    100,000     5.06%, 01/08/99...................................           99,902
  1,700,000     5.10%, 01/13/99...................................        1,697,110
    100,000     5.09%, 01/14/99...................................           99,816
  1,400,000     5.14%, 01/14/99...................................        1,397,401
    400,000     4.93%, 01/15/99...................................          399,233
    400,000     4.88%, 01/19/99...................................          399,024
    300,000     5.04%, 01/20/99...................................          299,202
  3,600,000     5.05%, 01/20/99...................................        3,590,405
  1,900,000     5.08%, 01/20/99...................................        1,894,906
  6,000,000     5.07%, 01/29/99...................................        5,976,340
    300,000     5.00%, 02/03/99...................................          298,625
    200,000     5.04%, 02/12/99...................................          198,824
  1,200,000     4.99%, 02/17/99...................................        1,192,182
  1,000,000     4.99%, 02/22/99...................................          992,792
    200,000     4.91%, 03/12/99...................................          198,091
                                                                       ------------
                TOTAL FREDDIE MAC.................................       19,033,567
                                                                       ------------
                TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES
                (Cost $31,170,867)................................       31,170,867
                                                                       ------------

  SHARES
-----------
                REGULATED INVESTMENT COMPANIES -- 2.20%
  2,000,000     Janus Money Market Fund(b)........................        2,000,000
  1,488,680     Merrimac Cash Fund - Premium Class(b).............        1,488,680
                                                                       ------------
                TOTAL REGULATED INVESTMENT
                COMPANIES (Cost $3,488,680).......................        3,488,680
                                                                       ------------

 PRINCIPAL                                                                VALUE
 ---------                                                             ------------
                TIME DEPOSITS -- 0.93%
$   197,048     American Express Centurion Bank, 5.33%,
                  02/08/99(b).....................................     $    197,048
  1,015,585     BankBoston, N.A., 5.63%, 04/30/99(b)..............        1,015,585
     97,048     Bank of Montreal, 5.25%, 01/29/99(b)..............           97,048
    157,639     Toronto Dominion, 5.125%, 03/17/99(b).............          157,639
                                                                       ------------
                TOTAL TIME DEPOSITS
                (Cost $1,467,320).................................        1,467,320
                                                                       ------------
                TOTAL SECURITIES
                (Cost $160,147,247)...............................      162,176,948
                                                                       ------------
                REPURCHASE AGREEMENT -- 0.03%
     48,075     With Investors Bank & Trust, dated 12/31/98,
                  4.25%, due 01/04/99, repurchase proceeds at
                  maturity $48,097 (Collateralized by Freddie Mac,
                  Adjustable Rate Mortgage, 7.354%, due 09/01/18,
                  with a value of $50,491) (Cost $48,075).........           48,075
                Total Investments -- 102.30% (Cost
                $160,195,322).....................................      162,225,023
                Other assets less liabilities -- (2.30)%..........       (3,650,556)
                                                                       ------------
                NET ASSETS -- 100.00%.............................     $158,574,467
                                                                       ============
The aggregate cost of securities for federal income tax purposes at December 31,
1998, is $160,195,322.
The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation..........  $  2,089,370
    Gross unrealized depreciation..........       (59,669)
                                             ------------
    Net unrealized appreciation............  $  2,029,701
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTES & BONDS -- 9.25%
              US TREASURY NOTES -- 6.12%
$26,000,000   6.25%, 01/31/02(a).............  $ 27,145,638
  6,000,000   6.50%, 10/15/06(a).............     6,660,000
                                               ------------
              TOTAL US TREASURY NOTES........    33,805,638
                                               ------------
              US TREASURY BONDS -- 3.13%
 15,000,000   6.375%, 08/15/27(a)............    17,250,000
                                               ------------
              TOTAL US TREASURY NOTES & BONDS
              (Cost $50,760,904).............    51,055,638
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 21.85%
              FEDERAL HOME LOAN BANK -- 1.00%
  5,000,000   6.64%, 12/13/16................     5,522,315
                                               ------------
              FANNIE MAE -- 0.02%
     96,696   7.00%, 12/01/25................        98,569
                                               ------------
              FREDDIE MAC -- 3.14%
  2,107,848   Series 1377, Floating Rate,
                6.0625%, 09/15/07............     2,122,308
  5,000,000   Series 1666, Class E, 6.00%,
                12/15/19.....................     5,036,165
  2,178,528   Series 31, Floating Rate,
                6.025%, 08/25/23.............     2,179,450
  2,957,286   Series 1710, Floating Rate,
                6.0625%, 02/15/24............     2,958,481
  5,000,000   Series 2068, 6.50%, 03/15/26...     5,057,140
                                               ------------
              TOTAL FREDDIE MAC..............    17,353,544
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 8.80%
    755,038   PL# 413611, 7.00%, 01/15/26....       772,260
    877,133   PL# 292340, 7.00%, 02/15/26....       897,141
    698,556   PL# 373637, 7.00%, 03/15/26....       714,490
    866,753   PL# 373622, 7.00%, 03/15/26....       886,524
    914,435   PL# 428420, 7.00%, 04/15/26....       935,293
 38,699,857   PL# 2631, 7.00%, 08/20/28......    39,316,656
  4,917,348   PL# 2645, 7.00%, 09/20/28......     4,995,721
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........    48,518,085
                                               ------------
              US TREASURY INFLATION INDEX -- 4.73%
  1,000,000   3.625%, 04/15/28...............       987,909
 10,000,000   3.625%, 07/15/02...............    10,168,900
 15,000,000   3.375%, 01/15/07(a)............    14,962,785
                                               ------------
              TOTAL US TREASURY INFLATION
              INDEX..........................    26,119,594
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              STUDENT LOAN MARKETING ASSOCIATION -- 0.89%
$ 5,000,000   Series 1996-2 A2, Floating
                Rate, 5.4623%, 07/25/09......  $  4,903,550
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 3.27%
 18,000,000   5.37%, 11/13/08................    18,068,220
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $119,182,965)..................   120,583,877
                                               ------------
              CORPORATE BONDS & NOTES -- 58.07%
              AEROSPACE -- 2.09%
  5,000,000   Boeing Company, 8.625%,
                11/15/31.....................     6,391,055
  5,000,000   Lockheed Martin Corp., 6.85%,
                05/15/01.....................     5,160,075
                                               ------------
              TOTAL AEROSPACE................    11,551,130
                                               ------------
              AUTOMOTIVE PRODUCTS -- 6.18%
  4,000,000   BF Goodrich Company, 8.65%,
                04/15/25.....................     4,990,588
  5,000,000   Ford Holdings, 9.30%,
                03/01/30.....................     6,708,710
  6,000,000   Ford Motor Company, 6.625%,
                10/01/28.....................     6,173,286
 10,000,000   Ford Motor Credit Company,
                6.125%, 04/28/03.............    10,166,610
  5,000,000   General Motors Corp., 8.80%,
                03/01/21.....................     6,095,865
                                               ------------
              TOTAL AUTOMOTIVE PRODUCTS......    34,135,059
                                               ------------
              BANKS -- 7.24%
  4,000,000   Bank of New York Company,
                6.50%, 12/01/03..............     4,169,616
  5,000,000   BankAmerica Corp., 6.625%,
                05/30/01.....................     5,121,355
 10,000,000   Bankers Trust Company of New
                York, 6.75%, 10/03/01........    10,235,560
  6,000,000   Midland Bank PLC, Floating
                Rate, 6.125%, 06/29/49.......     4,470,000
  5,000,000   Republic New York Corp., 7.00%,
                03/22/11.....................     5,249,055
  5,000,000   Societe Generale, Rule 144A,
                7.85%, 04/29/49..............     5,096,735
  5,000,000   Swiss Bank Corp., 7.75%,
                09/01/26.....................     5,613,255
                                               ------------
              TOTAL BANKS....................    39,955,576
                                               ------------

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              CONSUMER GOODS AND SERVICES -- 2.17%
$ 5,200,000   Proctor & Gamble, 9.36%,
                01/01/21.....................  $  6,890,936
  5,000,000   RJR Nabisco, 8.75%, 04/15/04...     5,082,310
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    11,973,246
                                               ------------
              FINANCE -- 18.55%
 15,275,000   Abbey National PLC, 6.7%,
                06/29/49.....................    14,961,342
 10,000,000   Associates Corp., 6.45%,
                09/15/00.....................    10,139,170
  5,000,000   BT Institutional Capital
                Trust -- B, 7.75%,
                12/01/26.....................     5,156,670
  5,000,000   Capital Equipment Receivables
                Trust 96-1 Class B, 6.57%,
                03/15/01.....................     5,038,300
  5,000,000   Cez Finance BV, 7.125%,
                07/15/07.....................     4,278,140
  5,000,000   Chase Capital IV, Floating
                Rate, 5.84438%, 08/01/28.....     4,833,900
  7,040,000   Discover Card Master Trust,
                Series 1994-2 Class A,
                Floating Rate, 5.88547%,
                10/16/04.....................     7,066,541
  6,000,000   Dow Capital BV, 9.20%,
                06/01/10.....................     7,537,062
  5,000,000   General Electric Capital Corp.,
                8.50%, 07/24/08..............     6,081,260
  5,000,000   General Motors Acceptance
                Corp., 8.40%, 10/15/99.......     5,111,455
  5,000,000   Household Finance Corp.,
                5.875%, 11/01/02.............     5,032,850
  5,000,000   Merrill Lynch & Co., 6.375%,
                10/15/08.....................     5,185,675
  1,603,779   Structured Assets Securities
                Corporation, Series 1996-CFL,
                Class A-1C, 5.944%,
                02/25/28.....................     1,601,951
 10,000,000   World Financial Network Credit
                Card Master Trust, Series
                96-A, Class A, 6.70%,
                02/15/04.....................    10,306,440
 10,000,000   Xerox Credit Corp., 6.78%,
                05/21/01.....................    10,051,040
                                               ------------
              TOTAL FINANCE..................   102,381,796
                                               ------------
              FOOD AND BEVERAGE -- 1.21%
5,000,000     Seagrams (Joseph) & Sons,
              9.65%, 08/15/18................     6,690,235
                                               ------------
              FREIGHT -- 0.24%
  1,000,000   United Parcel Service, 8.375%,
                04/01/30.....................     1,324,060
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              INDUSTRIAL -- 5.40%
$ 5,000,000   Celulosa Arauco Y Constitucion,
                6.75%, 12/15/03..............  $  4,507,150
  5,000,000   Conagra Inc., 5.50%,
                10/15/02.....................     4,978,650
  5,000,000   ICI Wilmington Inc., 6.75%,
                09/15/02.....................     5,032,465
 10,000,000   ICI Wilmington Inc., 6.95%,
                09/15/04.....................    10,118,930
  5,000,000   Zeneca Wilmington, 6.30%,
                06/15/03.....................     5,169,900
                                               ------------
              TOTAL INDUSTRIAL...............    29,807,095
                                               ------------
              INSURANCE -- 2.70%
  5,000,000   Aetna Services, 7.625%,
                08/15/26.....................     5,052,405
  4,000,000   Prudential Insurance Company,
                6.375%, 07/23/06.............     4,118,900
  5,000,000   Prudential Insurance Company,
                8.10%, 07/15/15(a)...........     5,714,760
                                               ------------
              TOTAL INSURANCE................    14,886,065
                                               ------------
              OIL AND GAS -- 2.14%
  5,000,000   Occidental Petroleum Corp.,
                10.125%, 09/15/09............     6,244,230
  4,000,000   Texaco Capital Inc., 9.75%,
                03/15/20.....................     5,545,520
                                               ------------
              TOTAL OIL AND GAS..............    11,789,750
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.55%
8,000,000     Westvaco, 10.125%, 06/01/19....     8,538,720
                                               ------------
              TELECOMMUNICATIONS -- 3.18%
  6,000,000   Cable & Wireless Communication,
                6.75%, 12/01/08..............     6,076,152
  5,000,000   GTE South Inc., 7.50%,
                03/15/26.....................     5,386,630
  6,000,000   MCI Worldcom Inc., 6.125%,
                08/15/01.....................     6,100,554
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    17,563,336
                                               ------------
              TOBACCO -- 0.93%
  5,000,000   Universal Corp., 6.50%,
                02/15/06.....................     5,122,795
                                               ------------
              TRANSPORTATION -- 0.91%
  5,000,000   Union Pacific Corp., 6.34%,
                11/25/03.....................     5,047,095
                                               ------------

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              UTILITIES -- 3.58%
$10,000,000   Commonwealth Edison Company,
                8.125%, 01/15/07.............  $ 10,189,400
  5,000,000   Commonwealth Edison Company,
                8.50%, 07/15/22..............     5,458,985
  5,000,000   Korea Electric Power Corp.,
                7.00%, 02/01/27..............     4,095,595
                                               ------------
              TOTAL UTILITIES................    19,743,980
                                               ------------
              TOTAL CORPORATE BONDS & NOTES
              (Cost $309,145,029)............   320,509,938
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.25%
              FREDDIE MAC -- 0.20%
    400,000   5.09%, 01/14/99................       399,265
    100,000   5.07%, 01/14/99................        99,817
    500,000   4.93%, 01/15/99................       499,041
    100,000   5.04%, 02/12/99................        99,412
                                               ------------
              TOTAL FREDDIE MAC..............     1,097,535
                                               ------------
              FANNIE MAE -- 0.05%
    300,000   5.02%, 02/05/99................       298,535
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES
              (Cost $1,396,070)..............     1,396,070
                                               ------------
              COMMERCIAL PAPER -- 8.94%
    100,000   American Express Company,
                4.80%, 02/01/99..............        99,587
  5,800,000   American Express Credit
                Company, 5.30%, 01/15/99.....     5,788,045
    200,000   American Express Credit Corp.,
                5.05%, 01/04/99..............       199,916
  2,900,000   Bank of Nova Scotia, 5.40%,
                01/19/99.....................     2,892,170
  3,800,000   CIT Group Holdings, 5.33%,
                01/26/99.....................     3,785,935
  2,600,000   Coca-Cola Enterprises, 5.07%,
                02/02/99.....................     2,588,283
  1,100,000   Conagra, Inc., 5.80%,
                01/08/99.....................     1,098,759
    900,000   DuPont (EI) DeNemours & Co.,
                5.14%, 02/05/99..............       895,502
  2,500,000   Edison Funding, 5.38%,
                01/08/99.....................     2,497,385
    200,000   General Electric Capital
                Company, 5.33%, 01/22/99.....       199,378
    600,000   General Electric Capital Corp.,
                5.50%, 01/29/99..............       597,433
  4,300,000   General Motors Acceptance
                Corp., 5.29%, 01/21/99.......     4,287,363

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER (CONTINUED)
$ 4,200,000   Merrill Lynch & Company, Inc.,
                5.19%, 01/26/99..............  $  4,184,862
  3,000,000   Merrill Lynch & Company, Inc.,
                5.27%, 01/27/99..............     2,988,582
    800,000   Norfolk Southern Corporation,
                6.15%, 01/04/99..............       799,590
  5,900,000   Riverwood Funding Corp., 5.38%,
                01/14/99.....................     5,888,538
  1,400,000   Texaco Inc., 5.34%, 01/12/99...     1,397,716
  1,600,000   Textron Inc., 5.80%,
                01/14/99.....................     1,596,649
  7,600,000   Wells Fargo & Company, 5.38%,
                01/29/99.....................     7,568,198
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $49,353,891)...................    49,353,891
                                               ------------
              SHORT TERM CORPORATE NOTES -- 1.23%
  1,764,000   Capital One Funding Corp.,
                5.54%, 01/07/99..............     1,764,000
  5,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 5.605%,
                01/15/99(b)..................     5,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $6,764,000)........     6,764,000
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 2.21%
      1,000   Janus Money Market Fund(b).....         1,000
 12,185,221   Merrimac Cash Fund -- Premium
                Class(b).....................    12,185,221
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $12,186,221)...    12,186,221
                                               ------------
              TIME DEPOSITS -- 3.52%
    759,181   American Express Centurion
                Bank, 5.33%, 02/08/99(b).....       759,181
  3,226,661   Bank of Boston, N.A., 5.63%,
                04/30/99(b)..................     3,226,661
 14,560,000   Bank of Montreal, 5.50%,
                01/25/99(b)..................    14,560,000
    231,736   Bank of Montreal, 5.25%,
                01/29/99(b)..................       231,736
    661,651   Toronto Dominion, 5.125%,
                03/17/99 (b).................       661,651
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $19,439,229)...................    19,439,229
                                               ------------
              TOTAL SECURITIES (Cost
              $568,228,309)..................   581,288,864
                                               ------------

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENT -- 2.73%
$    53,135   With Investors Bank & Trust,
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase proceeds
                at maturity $53,160,
                (Collateralized by Freddie
                Mac, Floating Rate, 4.14%,
                due 10/15/08 with a value of
                $55,791).....................  $     53,135
 15,000,000   With Goldman Sachs Corporate,
                dated 12/31/98, 5.60%, due
                01/04/99, repurchase proceeds
                at maturity $15,002,333
                (Collateralized by United
                Utilities, 6.45%, due
                04/01/08, with a value of
                $3,037,578, Texas Eastern
                Trans., 8.00%, due 07/15/02,
                with a value of $2,291,133,
                Texaco Capital, Inc., 5.70%,
                due 12/01/08, with a value of
                $20,223, Socgen Real Estate,
                LLC., 7.64%, due 09/03/49,
                with a value of $3,788,300,
                Ontario Province, 7.75%, due
                06/04/02, with a value of
                $1,049,407, Georgia Power
                Company, 6.875%, due
                09/01/02, with a value of
                $1,908,478, Dover
                Corporation, 6.25%, due
                06/01/08, with a value of
                $4,662,931, and Archer
                Daniels, 8.125%, due
                06/01/12, with a value of
                $4,324,063)(b)...............    15,000,000
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $15,053,135).............    15,053,135
                                               ------------
              Total Investments -- 108.05%
              (Cost $583,281,444)............   596,341,999
              Other assets less
              liabilities -- (8.05)%.........   (44,406,469)
                                               ------------
              NET ASSETS -- 100.00%..........  $551,935,530
                                               ============


The aggregate cost of securities for federal income tax
purposes at December 31, 1998, is $583,281,444.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 16,314,253
    Gross unrealized depreciation..........    (3,253,698)
                                             ------------
    Net unrealized appreciation............  $ 13,060,555
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK -- 63.03%
              ADVERTISING -- 0.12%
     41,800   R.H. Donnelley Corp. .........  $     608,713
                                              -------------
              AUTOMOBILES -- 1.94%
    137,150   General Motors Corp. .........      9,814,797
                                              -------------
              BANKS -- 2.47%
    207,900   BankAmerica Corp. ............     12,499,988
                                              -------------
              CHEMICALS -- 1.86%
    211,300   Akzo Nobel N.V. (ADR).........      9,429,263
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.46%
     39,850   International Business
                Machines Corp. .............      7,362,287
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 2.28%
     47,800   Computer Associates
                International, Inc. ........      2,037,475
     218,400  First Data Corp.(a)...........      6,920,550
     85,600   Newbridge Network Corp. ......      2,600,100
                                              -------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES......................     11,558,125
                                              -------------
              ELECTRONICS -- 2.79%
81,900.....   Circuit City Stores...........      4,089,881
    148,300   Philips Electronics N.V.
                (ADR)(a)....................     10,038,056
                                              -------------
              TOTAL ELECTRONICS.............     14,127,937
                                              -------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 2.85%
    115,600   U.S. Filter Corp. ............      2,644,350
    253,000   Waste Management, Inc. .......     11,796,125
                                              -------------
              TOTAL ENVIRONMENTAL MANAGEMENT
              SERVICES......................     14,440,475
                                              -------------
              FINANCE -- 1.65%
    211,050   Household International,
                Inc. .......................      8,362,856
                                              -------------
              FOOD AND BEVERAGE -- 0.82%
    108,800   Seagrams Company, Ltd. .......      4,134,400
                                              -------------
              INSURANCE -- 5.51%
    209,200   Allstate Corp. ...............      8,080,350
     86,550   Cigna Corp. ..................      6,691,397
    167,100   Citigroup.....................      8,271,450
     87,900   Hartford Financial Services
              Group.........................      4,823,513
                                              -------------
              TOTAL INSURANCE...............     27,866,710
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              LEISURE AND
                RECREATION -- 1.61%
    322,900   Host Marriott Corp. ..........  $   4,460,056
     99,900   Royal Caribbean Cruises,
                Ltd.(a).....................      3,696,300
                                              -------------
              TOTAL LEISURE AND
                RECREATION..................      8,156,356
                                              -------------
              MANUFACTURING -- 0.72%
    100,525   Hasbro, Inc. .................      3,631,466
                                              -------------
              MEDIA -- 4.23%
    138,100   Dun & Bradstreet Corp. .......      4,358,781
     81,900   Gannett Company, Inc. ........      5,420,756
    471,300   News Corp., Ltd. (ADR)(a).....     11,635,219
                                              -------------
              TOTAL MEDIA...................     21,414,756
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 5.82%
    191,050   American Home Products
                Corp. ......................     10,758,503
    120,700   Baxter International, Inc. ...      7,762,519
    139,700   Humana, Inc.(c)...............      2,488,406
     87,000   Service Corp.
                International(a)............      3,311,438
    194,750   Tenet Healthcare Corp.(c).....      5,112,188
                                              -------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES......................     29,433,054
                                              -------------
              OIL AND GAS -- 2.32%
    107,450   Elf Aquitaine (ADR)...........      6,084,356
    122,250   Schlumberger, Ltd. ...........      5,638,781
                                              -------------
              TOTAL OIL AND GAS.............     11,723,137
                                              -------------
              PAPER AND FOREST PRODUCTS -- 1.76%
    135,100   Fort James Corp. .............      5,404,000
    124,100   UPM-Kymmene Corp. (ADR)(c)....      3,480,384
                                              -------------
              TOTAL PAPER AND FOREST
                PRODUCTS....................      8,884,384
                                              -------------
              PHARMACEUTICALS -- 5.97%
     71,500   Bristol-Myers Squibb
                Company.....................      9,567,594
    267,900   Hoechst AG (ADR)..............     10,983,900
    132,992   IMC Global, Inc. .............      2,842,704
    143,700   Monsanto Company(a)...........      6,825,750
                                              -------------
              TOTAL PHARMACEUTICALS.........     30,219,948
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.09%
     32,290   Crestline Capital Corp. ......        472,241
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              RETAIL -- 3.88%
    181,600   Dayton-Hudson Corp. ..........  $   9,851,800
    207,100   Federated Department Stores,
                Inc.(c).....................      9,021,794
     26,100   Masco Corp.(a)................        750,375
                                              -------------
              TOTAL RETAIL..................     19,623,969
                                              -------------
              TELECOMMUNICATIONS -- 8.15%
    204,400   Bell Atlantic Corp.(a)........     11,612,475
    164,900   Northern Telecom, Ltd.(a).....      8,265,612
    139,800   SBC Communications, Inc. .....      7,496,775
    224,400   Tele-Communications, Inc. --
                Series A....................     12,412,125
     60,400   Tele-Communications TCI
                Ventures Group A............      1,423,175
                                              -------------
              TOTAL TELECOMMUNICATIONS......     41,210,162
                                              -------------
              TOBACCO -- 2.34%
    221,700   Phillip Morris Companies,
                Inc. .......................     11,860,950
                                              -------------
              TRANSPORTATION -- 2.39%
     90,350   AMR Corp.(c)..................      5,364,531
    199,800   Burlington Northern Santa
                Fe..........................      6,743,250
                                              -------------
              TOTAL TRANSPORTATION..........     12,107,781
                                              -------------
              TOTAL COMMON STOCK (Cost
              $290,864,485).................    318,943,755
                                              -------------
              REGULATED INVESTMENT COMPANIES -- 0.00%
      1,000   Janus Money Market Fund(b)....          1,000
     10,000   Merrimac Cash Fund -- Premium
                Class(b)....................         10,000
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $11,000)......         11,000
                                              -------------

 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES -- 34.80%
              US TREASURY BONDS -- 13.78%
$18,175,000   7.25%, 05/15/16(a)............     22,048,547
 24,975,000   7.875%, 11/15/04(a)...........     28,931,989
 17,185,000   6.00%, 02/15/26(a)............     18,753,131
                                              -------------
              TOTAL US TREASURY BONDS.......     69,733,667
                                              -------------
              US TREASURY NOTES -- 21.02%
 22,865,000   7.50%, 05/15/02(a)............     24,822,816
 27,550,000   6.50%, 05/15/05(a)............     30,193,092
 45,080,000   7.00%, 07/15/06(a)............     51,334,850
                                              -------------
              TOTAL US TREASURY NOTES.......    106,350,758
                                              -------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $166,019,268)...........    176,084,425
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              COMMERCIAL PAPER -- 1.98%
$10,000,000   Lehman Brothers, Floating
                Rate, 5.59%, 01/22/99(b)
                (Cost $10,000,000)..........  $  10,000,000
                                              -------------
              TIME DEPOSITS -- 6.03%
    100,000   American Express Centurion
                Bank, 5.33%, 02/08/99(b)....        100,000
  5,325,650   BankBoston, N.A., 5.63%,
                04/30/99(b).................      5,325,650
 22,960,000   Bank of Montreal, 5.50%,
                01/25/99(b).................     22,960,000
  1,100,000   Bank of Montreal, 5.25%,
                01/29/99(b).................      1,100,000
  1,000,000   Toronto Dominion, 5.125%,
                03/17/99(b).................      1,000,000
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $30,485,650)..................     30,485,650
                                              -------------
              SHORT TERM CORPORATE NOTES -- 13.24%
 15,000,000   Bear Stearns and Company,
                Floating Rate, 5.63%,
                04/02/99(b).................     15,000,000
 28,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 5.605%,
                01/15/99(b).................     28,000,000
 24,000,000   Republic New York Securities
                Corp., Floating Rate, 5.70%,
                01/12/99(b).................     24,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $67,000,000)......     67,000,000
                                              -------------
              TOTAL SECURITIES
              (Cost $564,380,403)...........    602,524,830
                                              -------------
              REPURCHASE AGREEMENTS --10.28%
  7,329,826   With Investors Bank & Trust,
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase
                proceeds at maturity
                $7,333,287, (Collateralized
                by various Fannie Mae,
                Adjustable Rate Mortgages,
                7.00%-7.42%, due 04/01/09 to
                06/01/23, with a total value
                of $7,696,469)..............      7,329,826

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              REPURCHASE AGREEMENTS (CONTINUED)
$15,000,000   With Goldman Sachs & Co. dated
                12/31/98, 5.60%, due
                01/04/99, repurchase
                proceeds at maturity
                $15,009,333, (Collateralized
                by Archer Daniels, 8.13% due
                06/01/12, with a value of
                $1,235,446, JC Penney
                Company, Inc., 9.05% due
                03/01/01, with a value of
                $1,264,034, Monsanto
                Company, 5.88% due 12/01/08,
                with a value of $1,998,844,
                Ontario Province, 7.75% due
                06/04/02, with a value of
                $2,625,138, and Texas
                Eastern Trans, 8.00% due
                07/15/02, with a value of
                $12,035,337)(b).............  $  15,000,000
 29,701,875   With Morgan Stanley Dean
                Witter dated 12/31/98,
                5.60%, due 01/04/99,
                repurchase proceeds at
                maturity $29,720,356,
                (Collateralized by Abbey
                National PLC, 6.70% due
                06/15/08, with a value of
                $2,695,000, Ameritech
                Capital Funding Group, 6.45%
                due 01/15/18, with a value
                of $4,097,810, Bellsouth
                Capital Funding Group, 7.12%
                due 07/15/46, with a value
                of $6,785,735, BTC Mortgage
                Investment Trust, 6.26% due
                12/31/09, with a value of
                $1,299,883, CMO Regal Trust,
                0.01% due 11/25/30, with a
                value of $93,461, Ford Motor
                Credit, 7.50% due 01/15/03,
                with a value of $549,721,
                International Business
                Machines Corp., 8.38% due
                11/01/19, with a value of
                $12,175,633, JC Penney
                Company, Inc., 7.95% due
                04/01/17, with a value of
                $3,382,125, and PPG
                Industries, 9.00% due
                05/01/21, with a value of
                $1,637,159)(b)..............     29,701,875
                                              -------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $52,031,701)............     52,031,701
                                              -------------
              Total Investments -- 129.36%
              (Cost $616,412,104)...........  $ 654,556,531
              Other assets less
              liabilities -- (29.36)%.......   (148,560,792)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 505,995,739
                                              =============

The aggregate cost of securities for federal income tax
purposes at December 31, 1998, is $618,577,066.
    Gross unrealized appreciation..........  $ 43,479,262
    Gross unrealized depreciation..........    (7,499,797)
                                             ------------
    Net unrealized appreciation............  $ 35,979,465
                                             ============

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan
(c) Non-income producing security
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 95.93%
              AEROSPACE -- 3.32%
    160,000   Northrop Grumman Corp. ......  $   11,700,000
    200,000   Textron, Inc. ...............      15,187,500
    170,000   United Technologies..........      18,487,500
                                             --------------
              TOTAL AEROSPACE..............      45,375,000
                                             --------------
              AUTOMOBILES -- 2.33%
    310,000   Ford Motor Company...........      18,193,125
    190,000   General Motors Corp..........      13,596,875
                                             --------------
              TOTAL AUTOMOBILES............      31,790,000
                                             --------------
              BANKS -- 8.43%
    410,000   Bank of New York.............      16,502,500
    270,000   BankAmerica Corp. ...........      16,233,750
    290,000   BankBoston Corp. ............      11,291,875
     45,000   Bankers Trust New York
                Corp. .....................       3,844,687
    250,000   Chase Manhattan Corp. .......      17,015,625
    190,000   First Union Corp. ...........      11,554,375
    270,000   Fleet Financial Group,
                Inc. ......................      12,065,625
    180,000   Mellon Bank Corp. ...........      12,375,000
    360,000   Wells Fargo & Company........      14,377,500
                                             --------------
              TOTAL BANKS..................     115,260,937
                                             --------------
              CHEMICALS -- 2.13%
    270,000   du Pont (E.I.) de Nemours....      14,326,875
    250,000   Olin Corp. ..................       7,078,125
    255,000   Rohm & Haas Company..........       7,681,875
                                             --------------
              TOTAL CHEMICALS..............      29,086,875
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.72%
    170,000   Harris Corp., Inc. ..........       6,226,250
    400,000   Pitney Bowes, Inc. ..........      26,425,000
    270,000   Xerox Corp.(a)...............      31,860,000
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      64,511,250
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.84%
    500,000   Avon Products, Inc...........      22,125,000
    150,000   Colgate-Palmolive
                Company(a).................      13,931,250
    300,000   Dana Corp. ..................      12,262,500
     40,000   Eastman Kodak Company........       2,880,000
    190,000   Fortune Brands, Inc. ........       6,008,750
    490,000   General Electric Company.....      50,010,625
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................     107,218,125
                                             --------------
              ELECTRONICS -- 4.48%
    350,000   AMP, Inc. ...................      18,221,875
    100,000   Eaton Corp. .................       7,068,750
    410,000   Edison International.........      11,428,750

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS (CONTINUED)
    280,000   Emerson Electric.............  $   17,517,500
    160,000   Thomas & Betts Corp. ........       6,930,000
                                             --------------
              TOTAL ELECTRONICS............      61,166,875
                                             --------------
              FINANCE -- 3.09%
    250,000   Fannie Mae...................      18,500,000
     80,000   J.P. Morgan & Company........       8,405,000
    400,000   Washington Mutual, Inc. .....      15,275,000
                                             --------------
              TOTAL FINANCE................      42,180,000
                                             --------------
              INDUSTRIAL -- 0.84%
    140,000   Carpenter Technology.........       4,751,250
    220,000   Harsco Corp. ................       6,696,250
                                             --------------
              TOTAL INDUSTRIAL.............      11,447,500
                                             --------------
              INSURANCE -- 4.76%
    270,000   CIGNA Corp. .................      20,874,375
    360,000   Citigroup....................      17,820,000
    200,000   Lincoln National Corp........      16,362,500
    290,000   St. Paul Companies...........      10,077,500
                                             --------------
              TOTAL INSURANCE..............      65,134,375
                                             --------------
              MACHINERY -- 1.30%
    220,000   Caterpiller Inc. ............      10,120,000
    160,000   Cooper Industries, Inc. .....       7,630,000
                                             --------------
              TOTAL MACHINERY..............      17,750,000
                                             --------------
              MANUFACTURING -- 0.52%
    100,000   Minnesota Mining &
              Manufacturing(a).............       7,112,500
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 1.18%
    250,000   Baxter International,
                Inc. ......................      16,078,125
                                             --------------
              METALS AND MINING -- 1.27%
     80,000   Phelps Dodge Corp. ..........       4,070,000
    160,000   Reynolds Metals Company......       8,430,000
    260,000   Timken Company...............       4,907,500
                                             --------------
              TOTAL METALS AND MINING......      17,407,500
                                             --------------
              OIL AND GAS -- 15.26%
    120,000   Amoco Corp. .................       7,245,000
    120,000   Atlantic Richfield Company...       7,830,000
    350,000   Baker Hughes, Inc. ..........       6,190,625
    100,001   British Petroleum PLC
              (ADR)(a).....................       8,962,549
    140,000   Chevron Corp. ...............      11,611,250
    290,000   CMS Energy Corp. ............      14,046,875
    280,000   Consolidated Natural Gas.....      15,120,000
    260,000   Diamond Offshore
              Drilling, Inc.(a)............       6,158,750

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    400,000   El Paso Energy Corp. ........  $   13,925,000
    280,000   Enron Corp. .................      15,977,500
    200,000   Exxon Corp.(a)...............      14,625,000
    380,000   Halliburton Company..........      11,257,500
    180,000   Mobil Corp. .................      15,682,500
    360,000   Questar Corp. ...............       6,975,000
     90,000   Royal Dutch Petroleum........       4,308,750
    220,000   Schlumberger, Ltd. ..........      10,147,500
    140,000   Texaco, Inc.(a)..............       7,402,500
    310,000   USX-Marathon Group...........       9,338,750
    700,000   Williams Companies,
                Inc.(a)....................      21,831,250
                                             --------------
              TOTAL OIL AND GAS............     208,636,299
                                             --------------
              PAPER AND FOREST PRODUCTS -- 4.92%
    180,000   Bowater, Inc. ...............       7,458,750
    230,000   Georgia-Pacific Group........      13,469,375
    270,000   International Paper
                Company(a).................      12,099,375
    150,000   Temple Inland, Inc. .........       8,896,875
    210,000   Union Camp Corp. ............      14,175,000
    220,000   Weyerhaeuser Company.........      11,178,750
                                             --------------
              TOTAL PAPER AND FOREST
              PRODUCTS.....................      67,278,125
                                             --------------
              PHARMACEUTICALS -- 8.02%
    410,000   American Home Products
                Corp. .....................      23,088,125
    170,000   Bristol-Myers Squibb
                Company....................      22,748,125
     80,000   Eli Lilly & Company..........       7,110,000
     80,000   Merck & Company, Inc. .......      11,815,000
    300,000   Pharmacia & Upjohn, Inc. ....      16,987,500
     80,000   Schering-Plough Corp. .......       4,420,000
    230,000   SmithKline Beecham
              PLC (ADR)....................      15,985,000
    100,000   Warner-Lambert Company.......       7,518,750
                                             --------------
              TOTAL PHARMACEUTICALS........     109,672,500
                                             --------------
              PUBLISHING -- 1.79%
    240,000   McGraw-Hill Companies,
                Inc. ......................      24,450,000
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.60%
    110,000   Avalonbay Communities,
                Inc. ......................       3,767,500
    120,000   Boston Properties Inc. ......       3,660,000
    220,000   Crescent Real Estate Equity
                Company....................       5,060,000
    200,000   Developers Diversified Realty
                Corp. .....................       3,550,000
    250,000   Equity Office
                Properties(a)..............       6,000,000
    130,000   Equity Residential
                Properties.................       5,256,875

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     90,000   FelCor Lodging Trust,
                Inc. ......................  $    2,075,625
    200,000   Health Care Property
                Investment, Inc. ..........       6,150,000
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      35,520,000
                                             --------------
              RETAIL -- 0.59%
    190,000   Sears, Roebuck & Co. ........       8,075,000
                                             --------------
              TELECOMMUNICATIONS -- 11.85%
    320,000   Ameritech Corp. .............      20,280,000
    290,000   AT & T Corp. ................      21,822,500
    310,000   Bell Atlantic Corp.(a).......      17,611,875
    420,000   Bellsouth Corp. .............      20,947,500
    310,000   Frontier Corp. ..............      10,540,000
    260,000   GTE Corp. ...................      17,533,750
    360,000   SBC Communications, Inc. ....      19,305,000
    200,000   Sprint Corp. (FON Grp.)......      16,825,000
    100,000   Sprint Corp. (PCS Grp.)......       2,312,500
    230,000   US West, Inc. ...............      14,863,750
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     162,041,875
                                             --------------
              TOBACCO -- 1.21%
    310,000   Philip Morris Companies,
                Inc. ......................      16,585,000
                                             --------------
              UTILITIES: ELECTRIC -- 3.48%
    220,000   American Electric Power,
                Inc. ......................      10,353,750
    230,000   Carolina Power & Light.......      10,824,375
    230,000   Duke Energy Corp.(a).........      14,734,375
    190,000   FPL Group, Inc. .............      11,708,750
                                             --------------
              TOTAL UTILITIES: ELECTRIC....      47,621,250
                                             --------------
              TOTAL COMMON STOCK
              (Cost $918,237,013)..........   1,311,399,111
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.00%
        100   Janus Money Market Fund(b)...             100
     10,000   Merrimac Cash Fund -- Premium
                Class(b)...................          10,000
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $10,100).....          10,100
                                             --------------

 PRINCIPAL
-----------
              COMMERCIAL PAPER -- 4.72%
$ 3,000,000   Avco Financial Services,
                Inc., 5.30%, 01/26/99......       2,988,958
  1,000,000   Banc One Funding Corp.,
                5.41%, 01/22/99............         996,844
    800,000   Barclays US Funding Corp.,
                5.10%, 01/19/99............         797,960
    900,000   Bellsouth Telecommunications
                Inc., 5.50%, 01/20/99......         897,387

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL
 ---------
              COMMERCIAL PAPER (CONTINUED)
$ 2,300,000   Bellsouth Telecommunications
                Inc., 5.05%, 01/27/99......  $    2,291,611
  2,200,000   CIT Group Holdings, 5.33%,
                01/26/99...................       2,191,857
  2,200,000   Conagra Inc., 5.80%,
                01/08/99...................       2,197,519
    800,000   du Pont (E.I.) de Nemours,
                5.14%, 02/05/99............         796,002
  5,850,000   Edison Funding, 5.24%,
                02/12/99...................       5,814,237
    575,000   Enterprise Funding Corp.,
                5.42%, 01/19/99............         573,442
 10,000,000   First National Bank Chicago,
                5.10%, 2/12/99.............       9,940,500
  1,250,000   General Electric Capital
                Corp, 5.14%, 01/20/99......       1,246,609
    600,000   General Motors Acceptance
                Corp., 5.31%, 01/20/99.....         598,319
  1,800,000   General Motors Acceptance
                Corp., 5.29%, 01/21/99.....       1,794,710
  1,500,000   Household Mortgage Corp.,
                5.17%, 1/21/99.............       1,495,692
  1,000,000   Merrill Lynch and Company,
                Inc., 5.27%, 01/27/99......         996,194
  2,000,000   Merrill Lynch and Company,
                Inc., 5.20%, 01/28/99......       1,992,200
  1,500,000   Paccar Financial Group,
                5.40%, 01/04/99............       1,499,325
  2,500,000   Riverwood Funding Corp.,
                5.33%, 1/11/99.............       2,496,299
  2,425,000   Riverwood Funding Corp.,
                5.38%, 1/14/99.............       2,420,289
  1,775,000   Sanwa Business Credit, 5.45%,
                1/22/99....................       1,769,357
  4,400,000   Sears Roebuck and Company,
                5.50%, 01/19/99............       4,387,900
  5,400,000   Textron Inc., 5.80%,
                1/14/99....................       5,388,690
  2,000,000   Union Bancal Corp., 5.50%,
                01/20/99...................       2,000,000
  7,025,000   Wells Fargo & Company, 5.38%,
                1/29/99....................       6,995,604
                                             --------------
              TOTAL COMMERCIAL PAPER
              (Cost $64,567,505)...........      64,567,505
                                             --------------

 PRINCIPAL
 ---------
              TIME DEPOSITS -- 0.58%
$     1,000   American Express Centurion
                Bank, 5.33%, 02/08/99(b)...  $        1,000
    987,788   BankBoston, N.A., 5.63%,
                04/30/99(b)................         987,788
  4,639,264   Bank of Montreal, 5.25%,
                01/29/99(b)................       4,639,264
  2,320,648   Toronto Dominion, 5.125%,
                03/17/99(b)................       2,320,648
                                             --------------
              TOTAL TIME DEPOSITS
              (Cost $7,948,700)............       7,948,700
                                             --------------
              SHORT TERM CORPORATE NOTES -- 4.02%
 10,000,000   Bear Stearns and Company
                Inc., Floating Rate, 5.63%,
                04/02/99(b)................      10,000,000
 20,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 5.605%,
                01/15/99(b)................      20,000,000
 25,000,000   Prudential Securities, Inc.,
                Floating Rate, 5.70%,
                06/14/99(b)................      25,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $55,000,000).....      55,000,000
                                             --------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.09%
              FANNIE MAE -- 0.03%
    300,000   4.75%, 01/25/99..............         299,050
    100,000   5.02%, 02/05/99..............          99,512
                                             --------------
              TOTAL FANNIE MAE.............         398,562
                                             --------------
              FREDDIE MAC -- 0.06%
    300,000   5.08%, 01/20/99..............         299,196
    500,000   5.00%, 02/11/99..............         497,153
                                             --------------
              TOTAL FREDDIE MAC............         796,349
                                             --------------
              TOTAL SHORT TERM US
              GOVERNMENT AGENCY SECURITIES
              (Cost $1,194,911)............       1,194,911
                                             --------------
              TOTAL SECURITIES
              (Cost $1,046,958,229)........   1,440,120,327
                                             --------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL
 ---------
              REPURCHASE AGREEMENT -- 0.73%
$10,000,000   With Morgan Stanley Dean
                Witter, dated 12/31/98,
                5.60%, due 01/04/99,
                repurchase proceeds at
                maturity $10,006,222
                (Collateralized by CMO
                Regal Trust, 0.01% due
                11/25/30, with a value of
                $11,215,320)(b) (Cost
                $10,000,000)...............  $   10,000,000
                                             --------------
              Total Investments -- 106.07%
              (Cost $1,056,958,229)........   1,450,120,327
              Other assets less
              liabilities -- (6.07)%.......     (83,012,831)
                                             --------------
              NET ASSETS -- 100.00%........  $1,367,107,496
                                             ==============

The aggregate cost of securities for federal income tax
purposes at December 31, 1998, is $1,056,858,504.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $419,019,764
    Gross unrealized depreciation..........   (25,757,941)
                                             ------------
    Net unrealized appreciation............  $393,261,823
                                             ============

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan
(ADR) -- American Depository Receipts

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 98.27%
              AEROSPACE -- 1.82%
     83,900   Lockheed Martin Corp. .........  $  7,110,525
                                               ------------
              BANKS -- 7.52%
    145,900   BankAmerica Corp. .............     8,772,238
    110,200   Bank One Corp. ................     5,627,087
     64,400   Chase Manhattan Corp. .........     4,383,225
     90,400   Citigroup......................     4,474,800
     62,400   Household International,
                Inc. ........................     2,472,600
     94,200   Washington Mutual, Inc. .......     3,597,262
                                               ------------
              TOTAL BANKS....................    29,327,212
                                               ------------
              CHEMICALS -- 4.71%
    160,100   Air Products & Chemicals.......     6,404,000
     29,300   Hercules, Inc. ................       802,088
     85,600   PPG Industries, Inc. ..........     4,986,200
    174,400   Praxair, Inc. .................     6,147,600
                                               ------------
              TOTAL CHEMICALS................    18,339,888
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.33%
      9,200   Electronic Data Systems
                Corp. .......................       462,300
     28,900   Hewlett-Packard Company........     1,974,231
     18,500   International Business Machines
                Corp. .......................     3,417,875
    106,500   Seagate Technology, Inc.(c)....     3,221,625
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................     9,076,031
                                               ------------
              CONSUMER GOODS AND SERVICES -- 7.07%
    171,700   Dana Corp. ....................     7,018,238
    110,800   Eastman Kodak..................     7,977,600
    112,000   Kimberly-Clark Corp. ..........     6,104,000
    157,000   Newell Company(a)..............     6,476,250
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    27,576,088
                                               ------------
              DEFENSE -- 1.33%
     63,500   Raytheon Company -- Class A....     3,282,156
     35,900   Raytheon Company -- Class B....     1,911,675
                                               ------------
              TOTAL DEFENSE..................     5,193,831
                                               ------------
              ELECTRIC -- INTEGRATED -- 0.52%
     43,500   Dominion Resources, Inc. ......     2,033,625
                                               ------------
              ELECTRONICS -- 2.20%
     48,448   AMP, Inc. .....................     2,522,324
     96,900   Emerson Electric...............     6,062,306
                                               ------------
              TOTAL ELECTRONICS..............     8,584,630
                                               ------------
              FINANCE -- 1.04%
     41,300   Loews Corp. ...................     4,057,725
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE -- 3.65%
    466,397   Archer Daniels Midland.........  $  8,016,198
    197,400   ConAgra, Inc. .................     6,218,100
                                               ------------
              TOTAL FOOD AND BEVERAGE........    14,234,298
                                               ------------
              INSURANCE -- 11.62%
    119,100   Aetna, Inc. ...................     9,364,237
    183,500   Allstate Corp. ................     7,087,687
    132,900   Chubb Corp. ...................     8,621,887
     99,500   CIGNA Corp. ...................     7,692,594
    181,500   St. Paul Companies.............     6,307,125
    106,500   UNUM Corp. ....................     6,216,938
                                               ------------
              TOTAL INSURANCE................    45,290,468
                                               ------------
              MACHINERY -- 2.47%
    145,700   Crown Cork & Seal, Inc. .......     4,489,381
    155,600   Deere & Company................     5,154,250
                                               ------------
              TOTAL MACHINERY................     9,643,631
                                               ------------
              MANUFACTURING -- 4.01%
     65,100   Corning, Inc. .................     2,929,500
    261,000   Masco Corp.(a).................     7,503,750
     45,600   Minnesota Mining &
                Manufacturing(a).............     3,243,300
     45,500   Nucor Corp. ...................     1,967,875
                                               ------------
              TOTAL MANUFACTURING............    15,644,425
                                               ------------
              MEDIA -- 1.55%
     91,200   Gannett Company, Inc. .........     6,036,300
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.91%
     74,700   Baxter International, Inc. ....     4,804,144
    248,600   Tenet Healthcare Corp.(c)......     6,525,750
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    11,329,894
                                               ------------
              METALS AND MINING -- 0.61%
     32,000   Aluminum Company of America....     2,386,000
                                               ------------
              OIL AND GAS -- 16.29%
     83,300   Amerada Hess Corp. ............     4,144,175
    134,300   Atlantic Richfield Company.....     8,763,075
    178,500   Burlington Resources,
                Inc.(a)......................     6,392,531
    221,400   Conoco, Inc.(c)................     4,621,725
    103,700   duPont (E.I.) de Nemours.......     5,502,581
    176,200   Halliburton Company............     5,219,925
    318,500   Occidental Petroleum...........     5,374,688
    111,300   Schlumberger Ltd. .............     5,133,713
     97,100   Tenneco, Inc. .................     3,307,469
     68,300   Texaco, Inc. ..................     3,611,363
     88,800   Union Pacific Corp.(a).........     4,001,550
    232,900   Union Pacific Resources
                Group........................     2,110,656
    181,900   Unocal Corp. ..................     5,309,206
                                               ------------
              TOTAL OIL AND GAS..............    63,492,657
                                               ------------

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 3.01%
     66,900   Champion International.........  $  2,709,450
    185,600   Fort James Corp. ..............     7,424,000
     13,300   Georgia-Pacific Group..........       778,881
     16,300   Weyerhauser Company............       828,244
                                               ------------
              TOTAL PAPER AND FOREST
                PRODUCTS.....................    11,740,575
                                               ------------
              RETAIL -- 5.86%
    119,500   Consolidated Stores Corp.(c)...     2,412,406
    239,500   Federated Department
                Stores(c)....................    10,433,219
     64,300   May Department Stores..........     3,882,113
    121,300   Sears, Roebuck & Company.......     5,155,250
    148,900   Venator Group, Inc.(c).........       958,544
                                               ------------
              TOTAL RETAIL...................    22,841,532
                                               ------------
              TELECOMMUNICATIONS -- 8.19%
     78,300   AT&T Corp. ....................     5,892,075
    126,202   Bell Atlantic Corp.(a).........     7,169,851
    138,000   GTE Corp. .....................     9,306,375
     43,000   MediaOne Group, Inc.(c)........     2,021,000
    123,400   Motorola, Inc. ................     7,535,113
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    31,924,414
                                               ------------
              TIRE AND RUBBER -- 1.45%
    112,000   Goodyear Tire & Rubber
                Company......................     5,649,000
                                               ------------
              TRANSPORTATION -- 5.30%
    137,300   Allied Signal, Inc. ...........     6,084,106
    244,300   Burlington Northern Santa Fe...     8,245,125
    152,900   CSX Corp. .....................     6,345,350
                                               ------------
              TOTAL TRANSPORTATION...........    20,674,581
                                               ------------
              UTILITIES: ELECTRIC -- 2.81%
     16,200   American Electric Power,
                Inc. ........................       762,412
    120,300   FirstEnergy Corp. .............     3,917,269
     11,200   Pacificorp.....................       235,900
    129,000   Texas Utilities Company........     6,022,688
                                               ------------
              TOTAL UTILITIES: ELECTRIC......    10,938,269
                                               ------------
              TOTAL COMMON STOCK
              (Cost $391,098,687)............   383,125,599
                                               ------------
              REGULATED INVESTMENT COMPANY -- 0.51%
  1,999,745   Merrimac Cash Fund -- Premium
                Class(b) (Cost $1,999,745)...     1,999,745
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 1.28%
$ 5,000,000   Republic New York Securities
                Corp., Floating Rate, 5.70%,
                01/12/99(b) (Cost
                $5,000,000)..................  $  5,000,000
                                               ------------
              TIME DEPOSITS -- 3.41%
      1,000   American Express Centurion
                Bank, 5.33%, 02/08/99(b).....         1,000
      1,000   Bank of Montreal, 5.25%,
                01/29/99(b)..................         1,000
 13,277,651   BankBoston, N.A., 5.63%,
                04/30/99(b)..................    13,277,651
      1,222   Toronto Dominion, 5.125%,
                03/17/99(b)..................         1,222
                                               ------------
              TOTAL TIME DEPOSITS
              (Cost $13,280,873).............    13,280,873
                                               ------------
              TOTAL SECURITIES
              (Cost $411,379,305)............   403,406,217
              REPURCHASE AGREEMENT -- 1.65%
  6,424,243   With Investors Bank & Trust
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase proceeds
                at maturity $6,427,277
                (Collateralized by various
                Federal National Mortgage
                Association obligations,
                7.154% -- 7.352%, due
                04/01/26 through 06/01/27,
                with a total value of
                $6,745,667 (Cost
                $6,424,243)..................     6,424,243
                                               ------------
              Total Investments -- 105.12%
              (Cost $417,803,548)............   409,830,460
              Other assets less
              liabilities -- (5.12)%.........   (19,970,685)
                                               ------------
              NET ASSETS -- 100.00%..........  $389,859,775
                                               ============
    The aggregate cost of securities for federal income tax
purposes at December 31, 1998 is $419,691,282. The following amount is based on costs for federal income tax purposes:
    Gross unrealized appreciation............  $ 25,011,272
    Gross unrealized depreciation............   (34,872,094)
                                               ------------
    Net unrealized depreciation..............  $  9,860,822
                                               ============

---------------

(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCK -- 99.62%
               ADVERTISING -- 1.44%
     139,200   Interpublic Group, Inc.(a)....  $ 11,101,200
                                               ------------
               AEROSPACE -- 0.97%
      68,900   United Technologies Corp. ....     7,492,875
                                               ------------
               BANKS -- 6.49%
      90,300   Associates First Capital
                 Corp. ......................     3,826,462
     108,800   Comerica, Inc. ...............     7,418,800
      84,800   Fifth Third Bancorp...........     6,047,300
     106,492   Firstar Corp. ................     9,930,379
     372,750   MBNA Corp. ...................     9,295,453
     339,000   Wells Fargo Company...........    13,538,813
                                               ------------
               TOTAL BANKS...................    50,057,207
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 10.80%
      28,800   America Online, Inc. .........     4,606,200
     168,950   BMC Software, Inc.(c).........     7,528,834
      90,850   Cisco Systems, Inc.(c)........     8,432,016
     106,200   Computer Sciences Corp.(c)....     6,843,262
      87,300   Compuware Corp.(c)............     6,820,312
     341,000   HBO & Company.................     9,782,437
      76,100   Micron Technology,
                 Inc.(a)(c)..................     3,847,806
     197,400   Microsoft Corp.(c)............    27,376,913
      58,400   Sun Microsystems, Inc.(c).....     5,000,500
      68,300   3 Com Corp.(c)................     3,060,694
                                               ------------
               TOTAL COMPUTER SOFTWARE AND
               SERVICES......................    83,298,974
                                               ------------
               COMPUTERS AND OFFICE EQUIPMENT -- 8.29%
      93,900   Dell Computer Corp.(c)........     6,872,306
     149,900   EMC Corp.(c)..................    12,741,500
     146,100   Intel Corp. ..................    17,321,981
     109,500   International Business
                 Machines Corp. .............    20,230,125
     102,200   Pitney Bowes, Inc. ...........     6,751,588
                                               ------------
               TOTAL COMPUTER AND OFFICE
               EQUIPMENT.....................    63,917,500
                                               ------------
               CONSUMER GOODS AND SERVICES -- 4.32%
      41,300   Clorox Company(a).............     4,824,356
      93,000   Colgate-Palmolive
                 Company(a)..................     8,637,375
     194,500   General Electric Company......    19,851,156
                                               ------------
               TOTAL CONSUMER GOODS AND
               SERVICES......................    33,312,887
                                               ------------
               ENVIRONMENTAL MANAGEMENT SERVICES -- 1.08%
     178,900   Waste Management, Inc. .......     8,341,213
                                               ------------
               FINANCIAL SERVICES -- 5.22%
      46,800   American Express Company......     4,785,300

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCK (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      36,800   Charter One Financial Inc. ...  $  1,021,200
     276,400   Freddie Mac...................    17,810,525
      53,800   Merrill Lynch & Co. ..........     3,591,150
      74,800   Providian Financial Corp. ....     5,610,000
      92,100   SunAmerica Inc. ..............     7,471,613
                                               ------------
               TOTAL FINANCIAL SERVICES......    40,289,788
                                               ------------
               FOOD AND BEVERAGE -- 4.16%
      60,700   Kroger Company(a)(c)..........     3,672,350
      74,900   Quaker Oats Company...........     4,456,550
     230,400   Safeway, Inc.(c)..............    14,040,000
     182,900   Sara Lee Corp. ...............     5,155,494
      94,100   Tricon Global
                 Restaurants(c)..............     4,716,763
                                               ------------
               TOTAL FOOD AND BEVERAGE.......    32,041,157
                                               ------------
               INSURANCE -- 2.20%
      64,900   American General Corp. .......     5,062,200
     123,500   American International
                 Group(a)....................    11,933,187
                                               ------------
               TOTAL INSURANCE...............    16,995,387
                                               ------------
               LEISURE AND RECREATION -- 1.33%
     213,400   Carnival Corp., Class A.......    10,243,200
                                               ------------
               MANUFACTURING -- 3.85%
     140,100   Masco Corp.(a)................     4,027,875
     340,200   Tyco International Ltd. ......    25,663,838
                                               ------------
               TOTAL MANUFACTURING...........    29,691,713
                                               ------------
               MEDIA -- 4.20%
     335,900   Time Warner Inc. .............    20,846,794
     156,100   Viacom Inc. Class B(c)........    11,551,400
                                               ------------
               TOTAL MEDIA...................    32,398,194
                                               ------------
               MEDICAL AND OTHER HEALTH SERVICES -- 3.15%
      94,350   Cardinal Health, Inc. ........     7,158,806
      81,300   Centocor Inc.(a)(c)...........     3,668,662
      85,000   IMS Health Inc. ..............     6,412,187
      41,000   McKesson Corp.(a).............     3,241,563
      71,200   Quintiles Transnational
                 Corp.(c)....................     3,800,300
                                               ------------
               TOTAL MEDICAL AND OTHER HEALTH
               SERVICES......................    24,281,518
                                               ------------
               OIL AND GAS -- 1.80%
     189,800   Exxon Corp. ..................    13,879,125
                                               ------------
               PHARMACEUTICALS -- 10.90%
     126,700   Bristol-Myers Squibb
                 Company.....................    16,954,044
     148,300   Eli Lilly & Company...........    13,180,162
     127,800   Pfizer, Inc. .................    16,030,913

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1998

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCK (CONTINUED)
               PHARMACEUTICALS (CONTINUED)
     350,200   Schering-Plough Corp. ........  $ 19,348,550
     247,100   Warner Lambert Company........    18,578,831
                                               ------------
               TOTAL PHARMACEUTICALS.........    84,092,500
                                               ------------
               RETAIL -- 14.19%
     202,400   Costco Companies, Inc.(c).....    14,610,750
     368,200   CVS Corp. ....................    20,251,000
      83,900   Estee Lauder Companies --
                 Class A.....................     7,173,450
      75,650   Gap, Inc. ....................     4,255,312
     238,000   Home Depot, Inc. .............    14,562,625
     367,700   TJX Companies, Inc. ..........    10,663,300
     306,700   Wal-Mart Stores, Inc.(a)......    24,976,881
     220,800   Walgreen Company(a)...........    12,930,600
                                               ------------
               TOTAL RETAIL..................   109,423,918
                                               ------------
               TELECOMMUNICATIONS -- 13.51%
      76,500   Airtouch Communications,
                 Inc.(c).....................     5,517,563
     110,400   Ascend Communications,
                 Inc.(a)(c)..................     7,258,800
      95,100   General Instrument Corp.(c)...     3,227,456
     216,800   Lucent Technologies...........    23,848,000
     275,200   MCI Worldcom, Inc.(c).........    19,745,600
     240,900   SBC Communications, Inc. .....    12,918,263
     157,300   Sprint Corp. .................    13,232,863
     324,800   Tele-Communications TCI
                 Ventures Group(c)...........     7,653,100
     195,400   Tele-Communications, Inc.
                 Series A(a)(c)..............    10,808,063
                                               ------------
               TOTAL TELECOMMUNICATIONS......   104,209,708
                                               ------------
               TOBACCO -- 0.83%
     119,000   Philip Morris Companies,
                 Inc. .......................     6,366,500
                                               ------------
               UTILITIES -- 0.89%
     165,700   Peco Energy Company...........     6,897,262
                                               ------------
               TOTAL COMMON STOCK
               (Cost $549,500,109)...........   768,331,826
                                               ------------
               REGULATED INVESTMENT COMPANIES -- 2.46%
   4,400,000   Janus Money Market Fund(b)....     4,400,000

   SHARES                                         VALUE
   ------                                      ------------
               COMMON STOCK (CONTINUED)
               REGULATED INVESTMENT COMPANIES (CONTINUED)
  14,558,174   Merrimac Cash Fund -- Premium
                 Class(b)....................  $ 14,558,174
                                               ------------
               TOTAL REGULATED INVESTMENT
               COMPANIES (Cost
               $18,958,174)..................    18,958,174
                                               ------------
 PRINCIPAL
------------
               SHORT TERM CORPORATE NOTES -- 5.57%
 $11,000,000   JP Morgan Securities, Inc.,
                 Floating Rate, 5.605%,
                 01/15/99(b).................    11,000,000
  20,000,000   Morgan Stanley Dean Witter,
                 Floating Rate, 5.60%,
                 04/02/99(b).................    20,000,000
  12,000,000   Republic New York Securities
                 Corp., Floating Rate, 5.70%,
                 01/12/99(b).................    12,000,000
                                               ------------
               TOTAL SHORT TERM CORPORATE
               NOTES (Cost $43,000,000)......    43,000,000
                                               ------------
               TIME DEPOSITS -- 0.59%
   1,544,425   American Express Centurion
                 Bank, 5.33%, 02/08/99(b)....     1,544,425
     547,838   BankBoston, N.A., 5.63%,
                 04/30/99(b).................       547,838
   1,344,425   Bank of Montreal, 5.25%,
                 01/29/99(b).................     1,344,425
   1,115,538   Toronto Dominion, 5.125%,
                 03/17/99(b).................     1,115,538
                                               ------------
               TOTAL TIME DEPOSITS (Cost
               $4,552,226)...................     4,552,226
                                               ------------
               TOTAL SECURITIES (Cost
               $616,010,509).................   834,842,226
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1998


 PRINCIPAL                                        VALUE
------------                                   ------------
               REPURCHASE AGREEMENTS -- 3.28%
 $ 4,497,869   With Investors Bank & Trust,
                 dated 12/31/98, 4.25%, due
                 01/04/99, repurchase
                 proceeds at maturity
                 $4,499,993, (Collateralized
                 by Freddie Mac, 7.50%, due
                 04/01/07 with a value of
                 $4,722,834).................  $  4,497,869
  20,800,000   With Morgan Stanley Dean
                 Witter, dated 12/31/98,
                 4.02%, due 01/04/99,
                 repurchase proceeds at
                 maturity $20,809,291,
                 (Collateralized by U.S.
                 Government National Strips,
                 7.625%, due 02/15/25 with a
                 value of $21,217,552).......    20,800,000
                                               ------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $25,297,869)............    25,297,869
                                               ------------
               Total Investments -- 111.52%
               (Cost $641,308,378)...........   860,140,095
               Other assets less
               liabilities -- (11.52)%.......   (88,871,634)
                                               ------------
               NET ASSETS -- 100.00%.........  $771,268,461
                                               ============

The aggregate cost of investments for federal income tax
purposes at December 31, 1998, is $642,310,162.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $218,345,789
    Gross unrealized depreciation..........      (515,856)
                                             ------------
    Net unrealized appreciation............  $217,829,933
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing securities.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 98.57%
              ADVERTISING -- 1.71%
     60,000   Clear Channel Communications,
                Inc.(c)......................  $  3,270,000
     40,000   Infinity Broadcasting
                Corp.(c).....................     1,095,000
     93,300   Interpublic Group, Inc. .......     7,440,675
                                               ------------
              TOTAL ADVERTISING..............    11,805,675
                                               ------------
              BANKS -- 0.95%
     50,000   Associates First Capital
                Corp. .......................     2,118,750
    110,000   Bank of New York...............     4,427,500
                                               ------------
              TOTAL BANKS....................     6,546,250
                                               ------------
              BUSINESS SERVICES -- 0.53%
    146,200   Manpower, Inc. ................     3,682,413
                                               ------------
              CHEMICALS -- 0.48%
     70,000   Monsanto Company...............     3,325,000
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 10.98%
    108,000   America Online, Inc. ..........    17,280,000
     40,000   BMC Software, Inc.(a)(c).......     1,782,500
    256,050   Cisco Systems, Inc.(c).........    23,764,641
     93,300   Electronic Arts(c).............     5,236,462
    178,000   Microsoft Corp.(c).............    24,686,375
     43,000   Network Associates, Inc.(c)....     2,848,750
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    75,598,728
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 6.28%
    280,700   Compaq Computer Corp. .........    11,771,856
     97,000   Dell Computer Corp.(c).........     7,099,187
    100,000   EMC Corp.(c)...................     8,500,000
    146,600   Hewlett-Packard Company........    10,014,612
     24,000   International Business
                Machines.....................     4,434,000
     12,000   Xerox Corp. ...................     1,416,000
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    43,235,655
                                               ------------
              CONSUMER GOODS AND SERVICES -- 11.07%
     46,000   Colgate-Palmolive Company(a)...     4,272,250
    281,500   General Electric Company.......    28,730,594
    426,000   Gillette Company(a)............    20,581,125
    247,600   Proctor & Gamble Company(a)....    22,608,975
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    76,192,944
                                               ------------
              DEFENSE -- 0.42%
     50,000   General Dynamics Corp. ........     2,931,250
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 2.05%
     37,000   General Motors Corp.,
                Class H(c)...................  $  1,468,437
    136,200   Solectron Corp.(c).............    12,658,088
                                               ------------
              TOTAL ELECTRONICS..............    14,126,525
                                               ------------
              FINANCE -- 2.79%
     88,600   American Express Company.......     9,059,350
     90,000   Amresco, Inc.(c)...............       787,500
     45,000   Citigroup, Inc. ...............     2,227,500
     81,000   Fannie Mae.....................     5,994,000
     32,000   Newcourt Credit Group..........     1,118,000
                                               ------------
              TOTAL FINANCE..................    19,186,350
                                               ------------
              FOOD AND BEVERAGE -- 4.75%
    108,400   Bestfoods......................     5,772,300
    247,800   Coca-Cola Company..............    16,571,625
    220,000   Coca-Cola Enterprises,
                Inc.(a)......................     7,865,000
     61,000   Pepsico, Inc...................     2,497,187
                                               ------------
              TOTAL FOOD AND BEVERAGE........    32,706,112
                                               ------------
              INSURANCE -- 2.21%
    157,300   American International
                Group(a).....................    15,199,112
                                               ------------
              LEISURE AND RECREATION -- 3.28%
    132,900   Carnival Corp. ................     6,379,200
    100,000   Host Marriott Corp. ...........     1,381,250
    227,500   Marriot International, Inc.,
                Class A......................     6,597,500
    273,000   Walt Disney Company(a).........     8,190,000
                                               ------------
              TOTAL LEISURE AND RECREATION...    22,547,950
                                               ------------
              MANUFACTURING -- 2.90%
    113,500   Mattel, Inc.(a)................     2,589,219
     35,000   Perkin-Elmer Corp. ............     3,414,688
    185,000   Tyco International Ltd. .......    13,955,938
                                               ------------
              TOTAL MANUFACTURING............    19,959,845
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 6.47%
     35,000   Bausch & Lomb, Inc. ...........     2,100,000
    269,200   Boston Scientific
                Corp.(a)(c)..................     7,217,925
     25,000   Cardinal Health, Inc. .........     1,896,875
    212,200   Johnson & Johnson..............    17,798,275
    151,600   Medtronics, Inc. ..............    11,256,300
     35,000   Sofamor Danek Group, Inc.(c)...     4,261,250
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    44,530,625
                                               ------------
              OIL AND GAS -- 0.23%
     75,000   Conoco, Inc.(c)................     1,565,625
                                               ------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS -- 14.01%
    112,665   Alza Corp.(a)(c)...............  $  5,886,746
     85,000   American Home Products
                Corp. .......................     4,786,562
     98,900   Bristol-Myers Squibb Company...    13,234,056
    260,600   Eli Lilly & Company............    23,160,825
     59,500   Merck & Company, Inc. .........     8,787,406
    238,400   Pfizer, Inc. ..................    29,904,300
     19,000   Sepracor, Inc.(a)(c)...........     1,663,688
    100,000   Warner-Lambert Company.........     7,518,750
     33,000   Zeneca Group PLC(ADR)(a).......     1,480,875
                                               ------------
              TOTAL PHARMACEUTICALS..........    96,423,208
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 0.02%
     10,000   Crestline Capital Corp. .......       146,250
                                               ------------
              RESTAURANTS -- 3.50%
    104,000   Cracker Barrel Old Country
                Store, Inc. .................     2,424,500
    233,900   McDonald's Corp. ..............    17,922,587
     75,000   Tricon Global Restaurants,
                Inc.(c)......................     3,759,375
                                               ------------
              TOTAL RESTAURANTS..............    24,106,462
                                               ------------
              RETAIL -- 7.72%
    153,200   Costco Companies, Inc.(c)......    11,059,125
     32,000   CVS Corp. .....................     1,760,000
     68,000   Dayton-Hudson Corp.(a).........     3,689,000
     90,000   Family Dollar Stores...........     1,980,000
    156,800   Gap Stores.....................     8,820,000
    327,800   Home Depot, Inc. ..............    20,057,262
     58,000   Nordstrom, Inc. ...............     2,011,875
     30,000   Walgreen Company...............     1,756,875
     25,000   Wal-Mart Stores, Inc. .........     2,035,938
                                               ------------
              TOTAL RETAIL...................    53,170,075
                                               ------------
              SEMICONDUCTORS -- 4.28%
     40,000   Altera Corp.(c)................     2,435,000
    213,000   Intel Corp. ...................    25,253,812
     21,000   Texas Instruments, Inc. .......     1,796,813
                                               ------------
              TOTAL SEMICONDUCTORS...........    29,485,625
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 7.79%
     55,000   Ascend Communications,
                Inc.(a)(c)...................  $  3,616,250
     50,000   Intermedia Communications,
                Inc.(a)(c)...................       862,500
     65,000   Lucent Technologies............     7,150,000
    230,000   MCI Worldcom, Inc.(c)..........    16,502,500
    117,500   Nextel Communications, Inc.
                Class A(c)...................     2,775,938
     85,000   Nokia Corp.(ADR)(a)............    10,237,188
     45,000   SBC Communications, Inc. ......     2,413,125
    146,600   Tellabs, Inc.(a)(c)............    10,051,263
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    53,608,764
                                               ------------
              THERAPEUTICS -- 2.36%
    140,000   Amgen, Inc.(c).................    14,638,750
     75,000   SangStat Medical Corp.(a)(c)...     1,593,750
                                               ------------
              TOTAL THERAPEUTICS.............    16,232,500
                                               ------------
              TOBACCO -- 1.79%
    230,000   Philip Morris Companies,
                Inc. ........................    12,305,000
                                               ------------
              TOTAL COMMON STOCK (Cost
              $484,265,304)..................   678,617,943
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 1.75%
  9,197,900   Janus Money Market Fund(b).....     9,197,900
  2,825,737   Merrimac Cash Fund -- Premium
                Class(b).....................     2,825,737
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $12,023,637)...    12,023,637
                                               ------------

 PRINCIPAL
-----------
              SHORT TERM CORPORATE NOTES -- 5.81%
$10,000,000   JP Morgan Securities Inc.,
                Floating Rate, 5.605%,
                01/15/99(b)..................    10,000,000
 10,000,000   Morgan Stanley Dean Witter,
                Floating Rate, 5.60%,
                04/02/99(b)..................    10,000,000
 15,000,000   Prudential Securities, Inc.,
                Floating Rate, 5.70%,
                06/14/99(b)..................  15,000,000 \

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 5,000,000   Republic New York Securities
                Corp., Floating Rate, 5.70%,
                01/12/99(b)..................  $  5,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $40,000,000).......    40,000,000
                                               ------------
              TIME DEPOSITS -- 2.56%
  1,375,205   American Express Centurion
                Bank, 5.33%, 02/08/99(b).....     1,375,205
  9,264,242   BankBoston, N.A., 5.63%,
                04/30/99(b)..................     9,264,242
  4,760,104   Bank of Montreal, 5.25%,
                01/29/99(b)..................     4,760,104
  2,215,029   Toronto Dominion, 5.125%,
                03/17/99(b)..................     2,215,029
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $17,614,580)...................    17,614,580
                                               ------------
              TOTAL SECURITIES (Cost
              $553,903,521)..................   748,256,160
                                               ------------
              REPURCHASE AGREEMENTS -- 1.81%
  5,564,722   With Investors Bank & Trust,
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase proceeds
                at maturity $5,567,350
                (Collateralized by Freddie
                Mac, Floating Rate, 6.662%
                (++), with a value of
                $189,984, due 12/15/22, and
                Fannie Mae, Series 1998-24,
                6.50%, with a value of
                $5,653,197, due 05/18/28)....     5,564,722
$ 6,926,683   With Investors Bank & Trust,
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase proceeds
                at maturity $6,929,953,
                (Collateralized by Freddie
                Mac Adjustable Rate Mortgage,
                6.618%, due 01/01/21, with a
                value of $5,854,159 and
                Fannie Mae Adjustable Rate
                Mortgage, 7.045%, due
                10/01/23, with a value of
                $1,419,139)..................     6,926,683
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $12,491,405).............    12,491,405
                                               ------------
              Total Investments -- 110.50%
              (Cost $566,394,926)............   760,747,565
              Other assets less
              liabilities -- (10.50)%........   (72,299,000)
                                               ------------
              NET ASSETS -- 100.00%..........  $688,448,565
                                               ============

The aggregate cost of securities for federal income tax
purposes at December 31, 1998, is $569,812,770.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $201,627,079
    Gross unrealized depreciation..........   (10,692,284)
                                             ------------
    Net unrealized appreciation............  $190,934,795
                                             ============

---------------

(a)   All or part of this security is on loan.
(b)   Collateral for securities on loan.
(c)   Non-income producing security.
(++) This interest rate is subject to change monthly based on the London Interbank Offered Rate
      ("LIBOR").
      The rate shown was in effect at December 31, 1998.

(ADR) -- American Depository Receipts.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 91.53%
              ADVERTISING -- 3.39%
     53,600   Doubleclick, Inc.(a)(c)......  $    2,442,150
    115,900   Lamar Advertising
              Company(c)...................       4,317,275
    728,700   Snyder Communications,
                Inc.(a)(c).................      24,593,625
                                             --------------
              TOTAL ADVERTISING............      31,353,050
                                             --------------
              AEROSPACE -- 1.62%
    219,900   AAR Corp. ...................       5,250,112
    181,800   Gulfstream Aerospace
                Corp.(c)...................       9,680,850
                                             --------------
              TOTAL AEROSPACE..............      14,930,962
                                             --------------
              BANKS -- 3.54%
    234,765   Charter One Financials,
                Inc. ......................       6,514,729
    138,160   First Washington Bancorp,
                Inc. ......................       3,315,840
    167,971   HUBCO, Inc. .................       5,060,126
     68,455   Mercantile Bancorporation....       3,157,487
    325,000   Peoples Bank.................       8,978,125
    145,400   Sterling Financial
                Corp.(c)...................       2,471,800
     73,304   Summit Bancorp...............       3,202,469
                                             --------------
              TOTAL BANKS..................      32,700,576
                                             --------------
              BUSINESS SERVICES -- 4.36%
    107,100   ABM Industries, Inc. ........       3,708,337
     90,200   Century Business Services,
                Inc.(a)(c).................       1,296,625
     32,400   CSG Systems International,
                Inc.(a)(c).................       2,559,600
     89,000   F.Y.I., Inc.(c)..............       2,848,000
     76,650   Iron Mountain, Inc.(c).......       2,764,191
    151,600   Manpower, Inc. ..............       3,818,425
     71,800   MARC, Inc. ..................         762,875
    283,900   Metzler Group, Inc.(a)(c)....      13,822,381
     69,700   Pre-Paid Legal Services,
                Inc.(c)....................       2,300,100
    257,500   Protection One, Inc.(a)(c)...       2,204,844
     50,000   Reynolds & Reynolds Co. .....       1,146,875
     64,000   USWeb Corp.(a)(c)............       1,688,000
     60,000   Volt Information Sciences,
                Inc.(c)....................       1,353,750
                                             --------------
              TOTAL BUSINESS SERVICES......      40,274,003
                                             --------------
              CHEMICALS -- 0.21%
     57,000   Chemed Corp. ................       1,909,500
                                             --------------
              COMMERCIAL SERVICES -- 0.35%
    138,200   Coinmach Laundry
                Corp.(a)(c)................       1,796,600
      4,700   MPW Industrial Services
                Group, Inc. ...............          52,875
     38,861   Nova Corp.(c)................       1,347,991
                                             --------------
              TOTAL COMMERCIAL SERVICES....       3,197,466
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMMUNICATIONS -- 2.00%
     82,000   American Tower Corp. -- Class
                A(a)(c)....................  $    2,424,125
    302,900   Arch Communications Group,
                Inc.(c)....................         435,419
    116,600   Clear Channel
                Communications(c)..........       6,354,700
      4,700   EchoStar Communications --
                Class A(a)(c)..............         227,362
    109,000   Inter-Tel, Inc. .............       2,547,875
    119,600   Jones Intercable, Inc. --
                Class A(a)(c)..............       4,260,750
    107,718   Saga Communications,
                Inc.(c)....................       2,208,219
                                             --------------
              TOTAL COMMUNICATIONS.........      18,458,450
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 19.21%
     28,800   Advantage Learning Systems,
                Inc.(c)....................       1,893,600
    105,900   Aspect Development,
                Inc.(c)....................       4,692,694
    104,900   At Home Corporation -- Class
                A(a)(c)....................       7,788,825
     31,900   AVT Corporation(c)...........         925,100
     62,100   AXENT Technologies,
                Inc.(c)....................       1,897,931
     50,900   Bindview Development
                Corp.(c)...................       1,399,750
     37,600   Broadvision, Inc.(a)(c)......       1,203,200
     82,400   CACI International,
                Inc.(c)....................       1,390,500
     27,900   Citrix Systems, Inc.(c)......       2,708,044
     70,600   Complete Business Solutions,
                Inc.(c)....................       2,391,575
     56,000   Computer Horizons Corp.(c)...       1,491,000
     19,100   Concord Communications,
                Inc.(c)....................       1,083,925
    109,800   Dendrite International,
                Inc.(c)....................       2,741,574
     21,700   Documentum, Inc.(c)..........       1,159,594
    202,800   Electronic Arts, Inc.(c).....      11,382,150
     55,100   Electronics For Imaging,
                Inc.(c)....................       2,214,331
     38,600   Engineering Animation,
                Inc.(a)(c).................       2,084,400
     10,600   Factset Research Systems,
                Inc.(c)....................         654,550
     66,700   First Virtual Corp.,
                Inc.(c)....................       1,050,525
     91,000   Genesys Telecomm Labs,
                Inc.(c)....................       2,024,750
     33,000   Great Plains Software,
                Inc.(c)....................       1,592,250
     37,200   IDX Systems Corp.(c).........       1,636,800
     34,750   IMR Global Corporation(c)....       1,022,953
     65,300   Inktomi Corp.(a)(c)..........       8,448,187
     69,400   International Network
                Services(a)(c).............       4,615,100
     46,600   Intuit Inc.(c)...............       3,378,500
    296,100   ISS Group, Inc.(c)...........      16,285,500

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER AND SOFTWARE SERVICES (CONTINUED)
    151,600   Legato Systems, Inc.(c)......  $    9,996,125
     35,100   Maxwell Technologies,
                Inc.(c)....................       1,412,775
     62,000   Mercury Interactive
                Corp.(c)...................       3,921,500
     80,200   Microchip Technology,
                Inc.(c)....................       2,967,400
     69,200   Micromuse, Inc.(a)(c)........       1,349,400
     49,700   Microsoft Corp.(c)...........       6,892,769
     42,400   MicroStrategy, Inc.(a)(c)....       1,335,600
     34,100   Mindspring Enterprises,
                Inc.(c)....................       2,082,231
     38,900   National Computer System,
                Inc........................       1,439,300
    102,200   Network Appliance, Inc.(c)...       4,599,000
     39,000   Network Solutions, Inc. --
                Class A(a)(c)..............       5,104,125
     19,600   New Era of Networks,
                Inc.(c)....................         862,400
     55,000   Peregrine Systems,
                Inc.(a)(c).................       2,550,625
     61,300   Pomeroy Computer Resources,
                Inc.(c)....................       1,379,250
     74,100   Progress Software Corp.(c)...       2,500,875
     80,500   Quadramed Corp.(a)(c)........       1,650,250
    267,800   Rational Software Corp.(c)...       7,096,700
     33,100   Sapient Corporation(a)(c)....       1,853,600
     37,500   Siebel Systems, Inc.(c)......       1,272,656
    101,200   Software AG Systems,
                Inc.(c)....................       1,834,250
    142,200   Sterling Commerce, Inc.(c)...       6,399,000
    118,700   Systems & Computer Tech
                Corp.(c)...................       1,632,125
     51,300   Tele-Comm, Inc. A Liberty
                Media(a)(c)................       2,363,006
     51,500   Transaction Systems
                Architects, Inc. Class
                A(c).......................       2,575,000
     39,000   TSI International Software
                Ltd.(c)....................       1,867,125
     45,425   Veritas Software Corp.(c)....       2,722,661
     32,500   Verity Inc.(c)...............         861,250
     28,900   Visual Networks, Inc.(c).....       1,083,750
     86,700   Whittman-Hart, Inc.(c).......       2,395,088
     44,750   Wind River Systems(a)(c).....       2,103,250
    128,400   Xylan Corp.(a)(c)............       2,255,025
                                             --------------
              TOTAL COMPUTER AND SOFTWARE
              SERVICES.....................     177,515,419
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.99%
    142,200   Compaq Computer Corp. .......       5,963,512
    100,000   Dell Computer Corp.(c).......       7,318,750
     52,100   Insight Enterprises,
                Inc.(c)....................       2,650,588
     36,600   Jack Henry & Associates,
                Inc. ......................       1,820,850
      9,500   SCM Microsystems, Inc.(c)....         675,094
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      18,428,794
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSTRUCTION -- 0.31%
    185,200   Michael Baker Corp.(c).......  $    1,805,700
     21,000   Lowe's Companies, Inc. ......       1,074,937
                                             --------------
              TOTAL CONSTRUCTION...........       2,880,637
                                             --------------
              CONSUMER GOODS AND SERVICES -- 0.87%
    103,300   Carriage Services, Inc.(c)...       2,937,594
     58,800   Glacier Water Services,
                Inc.(a)(c).................       1,528,800
    116,800   Helen of Troy Ltd.(c)........       1,715,500
     87,400   infoUSA, Inc. -- Class
                A(c).......................         426,075
     44,700   infoUSA, Inc. -- Class
                B(c).......................         234,675
     99,800   Pameco Corp.(c)..............       1,153,938
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................       7,996,582
                                             --------------
              EDUCATION -- 1.34%
    109,800   Apollo Group, Inc. --
                Class A(c).................       3,719,475
      8,500   Childrens Comprehensive
                Services, Inc.(c)..........         120,062
     74,100   DeVry, Inc.(c)...............       2,269,312
    136,825   ITT Educational Services,
                Inc.(c)....................       4,652,050
     54,500   Sylvan Learning Systems,
                Inc.(a)(c).................       1,662,250
                                             --------------
              TOTAL EDUCATION..............      12,423,149
                                             --------------
              ELECTRONICS -- 2.71%
     65,800   Applied Micro Circuits
                Corp.(c)...................       2,235,147
    132,300   Gentex Corp.(c)..............       2,646,000
     78,050   Hughes Supply, Inc. .........       2,282,962
     70,000   Jabil Circuit, Inc.(c).......     5,223,750 \
     86,600   Level One Communications,
                Inc.(a)(c).................       3,074,300
     45,100   LSI Industries Inc. .........       1,011,931
     25,300   Micrel, Inc.(c)..............       1,391,500
     15,000   MIPS Technologies, Inc.(c)...         480,000
     50,030   Richardson Electronics,
                Ltd. ......................         481,539
    105,000   Rogers Corp.(c)..............       3,136,875
    309,300   Sensormatic Electronics
                Corp.(a)(c)................       2,145,769
     26,200   Sipex Corp.(c)...............         920,275
                                             --------------
              TOTAL ELECTRONICS............      25,030,048
                                             --------------
              ENGINEERING -- 0.27%
    107,900   URS Corp.(a)(c)..............       2,522,163
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.79%
    110,220   Allied Waste Industries,
                Inc.(c)....................       2,603,947
    146,793   BHA Group, Inc. .............       2,036,753
    116,000   Superior Services, Inc.(c)...       2,327,250

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ENVIRONMENTAL MANAGEMENT
              SERVICES (CONTINUED)
    232,462   Tetra Tech, Inc.(c)..........  $    6,291,016
     63,100   US Liquids, Inc.(c)..........       1,419,750
    106,300   Waste Industries, Inc.(c)....       1,833,675
                                             --------------
              TOTAL ENVIRONMENTAL
              MANAGEMENT SERVICES..........      16,512,391
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 0.98%
     97,500   Aaron Rents, Inc. -- Class
                B..........................       1,474,687
    140,000   Amplicon, Inc. ..............       2,108,750
    135,000   Electro Rent Corp.(c)........       2,176,875
     79,000   XTRA Corp....................       3,268,625
                                             --------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING......................       9,028,937
                                             --------------
              FINANCE -- 2.93%
    311,690   Allied Capital Corp. ........       5,396,133
     94,300   Cash American Investments,
                Inc. ......................       1,432,181
    128,160   CCB Financial Corp. .........       7,305,120
     77,000   Kansas City Southern
                Industries, Inc. ..........       3,787,438
     63,670   Metris Companies, Inc. ......       3,203,397
     42,800   NCO Group, Inc.(c)...........       1,926,000
     16,000   Profit Recovery Group
                International, Inc.(c).....         599,000
     90,000   Washington Mutual, Inc. .....       3,436,875
                                             --------------
              TOTAL FINANCE................      27,086,144
                                             --------------
              FOOD AND BEVERAGE -- 2.23%
     71,700   American Italian Pasta --
                Class A(c).................       1,891,087
    110,000   Applebees International,
                Inc. ......................       2,268,750
    128,700   Benihana, Inc.(c)............       1,335,262
    476,600   Ruby Tuesday, Inc. ..........      10,127,750
     90,800   Sylvan, Inc.(c)..............       1,350,650
     89,300   United Natural Foods,
                Inc.(c)....................       2,154,363
     30,000   Whole Foods Market,
                Inc.(c)....................       1,451,250
                                             --------------
              TOTAL FOOD AND BEVERAGE......      20,579,112
                                             --------------
              INSURANCE -- 1.02%
     58,100   Mutual Risk Management
                Ltd.(a)....................       2,273,163
     38,600   National Western Life
                Insurance -- Class A(c)....       4,535,500
     96,500   Penn Treaty American
                Corp.(a)(c)................       2,599,469
                                             --------------
              TOTAL INSURANCE..............       9,408,132
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              LEISURE AND
                RECREATION -- 1.83%
    162,100   American Coin
                Merchandising(c)...........  $      952,338
     70,500   Family Golf Centers,
                Inc.(a)(c).................       1,392,375
     63,900   Harveys Casinos Resorts......       1,769,231
    207,500   SFX Entertainment, Inc. --
                Class A(a)(c)..............      11,386,562
    101,200   Vistana, Inc.(a)(c)..........       1,416,800
                                             --------------
              TOTAL LEISURE AND
              RECREATION...................      16,917,306
                                             --------------
              MACHINERY -- 0.92%
     85,200   Applied Power, Inc. -- Class
                A..........................       3,216,300
    207,600   JLG Industries, Inc. ........       3,243,750
     74,100   Specialty Equipment Co.(c)...       2,005,331
                                             --------------
              TOTAL MACHINERY..............       8,465,381
                                             --------------
              MANUFACTURING -- 4.57%
    200,600   Alpha Industries, Inc.(c)....       7,221,600
    381,800   C&D Technology, Inc. ........      10,499,500
     82,300   Chase Industries, Inc.(c)....         859,006
     94,200   DT Industries, Inc. .........       1,483,650
     48,600   E-Tek Dynamics, Inc.(c)......       1,300,050
    114,800   Flextronics International
                Ltd.(a)(c).................       9,829,750
    139,800   Lydall, Inc.(c)..............       1,660,125
    149,400   Motorcar Parts and
                Accessories, Inc.(c).......       1,708,763
    119,200   Rock of Ages Corp.(c)........       1,698,600
     70,300   Scotsman Industries, Inc.....       1,445,544
     28,200   Waters Corp.(c)..............       2,460,450
    122,175   Watsco, Inc. ................       2,046,431
                                             --------------
              TOTAL MANUFACTURING..........      42,213,469
                                             --------------
              MEDIA -- 3.39%
    116,600   Chancellor Media Corp. --
                Class A(a)(c)..............       5,582,225
     38,100   Consolidated Graphics,
                Inc.(c)....................       2,574,131
    209,500   Emmis Broadcasting Corp. --
                Class A(a)(c)..............       9,087,062
    206,600   Granite Broadcasting
                Corp.(a)(c)................       1,239,600
     78,550   Gray Communications Systems,
                Inc. ......................       1,438,447
    171,000   Houghton Mifflin Company.....       8,079,750
     20,800   TCA Cable TV, Inc. ..........         742,300
     77,000   USA Networks, Inc.(c)........       2,550,625
                                             --------------
              TOTAL MEDIA..................      31,294,140
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 10.00%
    187,300   Advocat, Inc.(c).............  $    1,041,856
     78,500   Alternative Living Services,
                Inc.(a)(c).................       2,688,625
     20,600   Brookdale Living Communities,
                Inc.(c)....................         401,700
    105,100   Centennial Healthcare
                Corp.(c)...................       1,629,050
     29,600   Cerner Corp.(a)(c)...........         791,800
     29,500   Cytyc Corp.(c)...............         759,625
    173,300   Daniel Industries............       2,101,262
     37,300   Express Scripts, Inc. --
                Class A(c).................       2,503,762
     93,200   Genzyme Corp.(a).............       4,636,700
     61,700   Hooper Holmes, Inc. .........       1,789,300
    138,400   Horizon Health Corp.(c)......       1,089,900
      9,300   Immunex Corp.(c).............       1,170,056
     60,000   Lifeline Systems, Inc.(c)....       1,500,000
     50,400   Lunar Corp.(c)...............         478,800
    204,000   Mariner Post -- Acute
                Network, Inc.(c)...........         930,750
     78,800   Medical Manager Corp.(c).....       2,472,350
    191,000   Medirisk, Inc.(c)............         955,000
     45,600   MedQuist, Inc.(c)............       1,801,200
     23,800   MiniMed, Inc.(c).............       2,493,050
    138,000   Morrison Health Care,
                Inc. ......................       2,630,625
     84,200   National Dentex Corp.(c).....       1,410,350
    134,400   Orthalliance, Inc. -- Class
                A(c).......................       1,478,400
    285,000   Owens & Minor Holding
                Company....................       4,488,750
     73,600   Pediatrix Medical Group,
                Inc.(a)(c).................       4,411,400
    232,400   Prime Medical Service,
                Inc.(c)....................       1,699,425
     65,000   Province Healthcare Co.(c)...       2,331,875
    509,000   Quorum Health Group,
                Inc.(c)....................       6,585,188
    112,650   Renal Care Group, Inc.(c)....       3,245,728
    188,100   Res-Care, Inc.(a)(c).........       4,643,719
     36,700   ResMed, Inc.(a)(c)...........       1,665,263
     95,300   Rural/Metro Corp.(c).........       1,042,344
    187,400   Shared Medical Systems
                Corp. .....................       9,346,575
     42,200   Sunrise Assisted Living,
                Inc.(a)(c).................       2,189,125
     91,300   Theragenics Corp.(c)                1,534,981
    239,700   Universal Health Services --
                Class B(c).................      12,434,438
                                             --------------
              TOTAL MEDICAL AND OTHER
              HEALTH SERVICES..............      92,372,972
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              METALS AND MINING -- 0.33%
    116,500   Furon Company................  $    1,987,781
     50,500   Wolverine Tube, Inc.(c)......       1,060,500
                                             --------------
              TOTAL METALS AND MINING......       3,048,281
                                             --------------
              OIL AND GAS -- 1.18%
    121,300   Berry Petroleum..............       1,720,944
     96,200   Petroleum Helicopters,
                Inc. ......................       1,731,600
    147,600   Pride International,
                Inc.(c)....................       1,042,425
    216,700   Tosco Corp. .................       5,607,113
     76,050   World Fuel Services Corp. ...         817,538
                                             --------------
              TOTAL OIL AND GAS............      10,919,620
                                             --------------
              PHARMACEUTICALS -- 2.81%
     76,900   Agouron Pharmaceuticals,
                Inc.(a)(c).................       4,517,875
     93,200   ALZA Corp. -- Class
                A(a)(c)....................       4,869,700
     74,000   Duane Reade, Inc.(a)(c)......       2,849,000
     64,800   Medicis Pharmaceutical
                Corp. -- Class A(a)........       3,863,700
     41,100   PathoGenesis Corp.(a)(c).....       2,383,800
    100,000   Warner-Lambert Co. ..........       7,518,750
                                             --------------
              TOTAL PHARMACEUTICALS........      26,002,825
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.39%
     49,669   Chateau Communities, Inc. ...       1,455,923
    179,700   Equity Inns, Inc. ...........       1,729,612
     60,100   Health Care Property
                Investments, Inc. .........       1,848,075
     46,900   National Health Investors,
                Inc. ......................       1,157,844
     93,900   Pacific Gulf Properties,
                Inc. ......................       1,883,869
    105,300   RFS Hotel Investors, Inc. ...       1,289,925
     87,000   Sovran Self Storage, Inc. ...       2,185,875
     38,300   Sun Communities, Inc. .......       1,333,319
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      12,884,442
                                             --------------
              RETAIL -- 3.31%
     32,900   American Eagle Outfitters,
                Inc.(c)....................       2,191,962
    142,200   Best Buy Company, Inc.(c)....       8,727,525
    303,850   Consolidated Stores
                Corp.(c)...................       6,133,972
    116,000   Duckwall -- Alco Stores,
                Inc.(c)....................       1,537,000
    200,000   Fingerhut Companies, Inc. ...       3,087,500
     61,100   Fred's, Inc. ................         916,500
     77,600   Linens 'n Things, Inc.(c)....       3,074,900
    141,100   Michael Anthony Jewelers,
                Inc.(c)....................         458,575
     68,400   MSC Industrial Direct Co. --
                Class A(c).................       1,547,550
     49,300   Party City Corp.(c)..........         711,769

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
     32,900   School Specialty, Inc.(c)....  $      703,237
    197,000   U.S. Vision, Inc.(c).........       1,526,750
                                             --------------
              TOTAL RETAIL.................      30,617,240
                                             --------------
              SECURITY  -- 1.33%
    110,600   Borg-Warner Security
                Corp.(c)...................       2,073,750
     71,200   Kroll-O'Gara Company(c)......       2,807,950
    232,500   Pittston Brink's Group.......       7,410,938
                                             --------------
              TOTAL SECURITY...............      12,292,638
                                             --------------
              SEMICONDUCTORS -- 0.57%
     13,200   Qlogic Corp.(c)..............       1,727,550
     30,900   TranSwitch Corporation(c)....       1,203,169
     51,300   Vitesse Semiconductor
                Corp.(c)...................       2,340,563
                                             --------------
              TOTAL SEMICONDUCTORS.........       5,271,282
                                             --------------
              TELECOMMUNICATIONS -- 4.02%
     42,900   Aware, Inc.(c)...............       1,166,344
     48,575   Centennial Cellular Corp. --
                Class A(c).................       1,991,575
     82,900   CFW Communications Co. ......       1,937,787
    170,100   Comdial Corp.(c).............       1,499,006
    218,328   Davel Communications
                Group(a)(c)................       3,984,477
     23,900   Dycom Industries, Inc.(c)....       1,365,287
    121,000   Excel Switching Corp.(c).....       4,598,000
     48,800   GeoTel Communications
                Corp.(c)...................       1,817,800
     69,900   Lucent Technologies, Inc. ...       7,689,000
    188,190   Metrocall, Inc.(c)...........         823,331
     39,600   Motorola, Inc. ..............       2,418,075
     51,800   Pacific Gateway Exchange,
                Inc.(c)....................       2,489,638
     71,100   Polycom, Inc.(c).............       1,581,975
     22,000   Proxim, Inc.(c)..............         587,125
     31,700   RF Micro Devices,
                Inc.(a)(c).................       1,470,088
    172,000   Rural Cellular Corp. -- Class
                A(c).......................       1,806,000
                                             --------------
              TOTAL TELECOMMUNICATIONS.....      37,225,508
                                             --------------
              TRANSPORT SERVICES -- 0.18%
     48,700   Coach USA, Inc.(c)...........       1,689,281
                                             --------------
              TRANSPORTATION: FREIGHT -- 3.78%
    185,700   Air Express International
                Corp. .....................       4,038,975
    430,000   Airborne Freight Corp.(a)....      15,506,875
    266,400   Circle International Group,
                Inc. ......................       5,461,200
    148,700   CNF Transportation, Inc. ....       5,585,544
    115,474   Fritz Companies, Inc.(c).....       1,248,563

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION: FREIGHT (CONTINUED)
    102,200   Pittston BAX Group...........  $    1,136,975
     65,000   Sea Containers Ltd. .........       1,945,938
                                             --------------
              TOTAL TRANSPORTATION:
              FREIGHT......................      34,924,070
                                             --------------
              UTILITIES: ELECTRIC -- 0.80%
    850,000   El Paso Electric
                Company(c).................       7,437,500
                                             --------------
              TOTAL COMMON STOCK (Cost
              $666,904,959)................     845,811,470
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 2.89%
  4,000,000   Janus Money Market Fund(b)...       4,000,000
 22,731,643   Merrimac Cash Fund -- Premium
                Class(b)...................      22,731,643
                                             --------------
              Total Regulated Investment
              Companies (Cost
              $26,731,643).................      26,731,643
                                             --------------

 PRINCIPAL
-----------
              TIME DEPOSITS -- 5.62%
$16,192,848   American Express Centurion
                Bank, 5.33%, 02/08/99(b)...      16,192,848
 22,592,466   BankBoston, N.A., 5.63%,
                04/30/99(b)................      22,592,466
  2,859,758   Bank of Montreal, 5.25%,
                01/29/99(b)................       2,859,758
 10,336,785   Toronto Dominion, 5.125%,
                03/17/99(b)................      10,336,785
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $51,981,857).................      51,981,857
                                             --------------
              SHORT TERM CORPORATE NOTES -- 4.44%
 11,000,000   JP Morgan Securities Inc.,
                5.605%, 01/15/99 (b).......      11,000,000
 20,000,000   Morgan Stanley Dean Witter,
                5.60%, 04/02/99(b).........      20,000,000
 10,000,000   Republic New York Securities
                Corp., 5.70%,
                01/12/99(b)................      10,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE NOTES
              (Cost $41,000,000)...........      41,000,000
                                             --------------
              TOTAL SECURITIES (Cost
              $786,618,459)................     965,524,970
                                             --------------
              REPURCHASE AGREEMENTS -- 8.65%
 18,640,038   With Investors Bank & Trust
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase
                proceeds at maturity
                $18,648,840 (Collateralized
                by various Fannie Mae
                obligations,
                6.50% -- 7.50%, due
                02/01/10 through 04/01/27,
                with a total value of
                $19,572,051)...............      18,640,038

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$26,545,268   With Investors Bank & Trust
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase
                proceeds at maturity
                $26,557,803 (Collateralized
                by various Government
                National Mortgage
                Association Adjustable Rate
                Mortgage obligations,
                6.625% -- 7.00%, due
                10/20/22 through 02/20/26,
                with a total value of
                $27,872,624)...............  $   26,545,268
 20,790,404   With Investors Bank & Trust
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase
                proceeds at maturity
                $20,800,222 (Collateralized
                by various Government
                National Mortgage
                Association Adjustable Rate
                Mortgage obligations,
                6.625% -- 6.875%, due
                01/20/23 through 06/20/26,
                with a total value of
                $21,830,044)...............      20,790,404
 13,914,985   With Investors Bank & Trust
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase
                proceeds at maturity
                $13,921,556 (Collateralized
                by various Government
                National Mortgage
                Association Adjustable Rate
                Mortgage obligations,
                6.625% -- 9.00%, due
                11/15/21 through 06/20/26,
                with a total value of
                $14,610,936)...............      13,914,985
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $79,890,695)...........      79,890,695
                                             --------------
              Total Investments -- 113.13%
              (Cost $866,509,154)..........   1,045,415,665
              Other assets less
              liabilities -- (13.13)%......    (121,325,781)
                                             --------------
              NET ASSETS -- 100.00%........  $  924,089,884
                                             ==============

The aggregate cost of securities for federal income tax
purposes at December 31, 1998, is $879,554,249.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $200,232,698
    Gross unrealized depreciation..........   (34,371,282)
                                             ------------
    Net unrealized appreciation............  $165,861,416
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK -- 100.07%
             ADVERTISING -- 2.55%
    26,000   Interpublic Group, Inc...........  $ 2,073,500
                                                -----------
             COMPUTER SOFTWARE AND SERVICES -- 17.54%
    15,000   America Online, Inc. ............    2,399,063
    22,500   Cisco Systems, Inc.(c)...........    2,088,281
    25,000   Compuware Corp.(c)...............    1,953,125
    15,000   Microsoft Corp.(c)...............    2,080,313
    45,000   New Era of Networks..............    1,980,000
    25,000   Secure Computing Corp. ..........      476,562
    45,000   Siebel Systems, Inc..............    1,527,187
     7,500   Yahoo, Inc.(a)...................    1,762,969
                                                -----------
             TOTAL COMPUTER SOFTWARE AND
             SERVICES.........................   14,267,500
                                                -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 7.83%
    15,000   CDW Computer Centers, Inc.(a)....    1,439,063
    30,000   Cybex Corp. .....................      881,250
    25,000   Dell Computer Corp.(c)...........    1,829,688
    10,000   Sun Microsystems, Inc............      856,250
    40,000   Xircom, Inc......................    1,360,000
                                                -----------
             TOTAL COMPUTERS AND OFFICE
             EQUIPMENT........................    6,366,251
                                                -----------
             CONSUMER GOODS AND SERVICES -- 3.26%
    50,000   Convergys Corp.(a)...............    1,118,750
    15,000   General Electric Company.........    1,530,937
                                                -----------
             TOTAL CONSUMER GOODS AND
             SERVICES.........................    2,649,687
                                                -----------
             ELECTRONICS -- 10.16%
    30,445   American Power Conversion
               Corp. .........................    1,474,680
    30,000   Plexus Corp. ....................    1,016,250
    25,000   Sanmina Corp. ...................    1,562,500
    25,000   Solectron Corp. .................    2,323,438
    25,000   Tyco International Ltd. .........    1,885,937
                                                -----------
             TOTAL ELECTRONICS................    8,262,805
                                                -----------
             FINANCIAL SERVICES -- 1.89%
    15,000   American Express Company.........    1,533,750
                                                -----------
             INSURANCE -- 2.23%
    18,750   American International Group.....    1,811,719
                                                -----------
             LEISURE AND RECREATION -- 1.77%
    30,000   Carnival Corp. ..................    1,440,000
                                                -----------
             MEDIA -- 5.06%
    30,000   Clear Channel Communications.....    1,635,000
    40,000   Time Warner, Inc.................    2,482,500
                                                -----------
             TOTAL MEDIA......................    4,117,500
                                                -----------
             MEDICAL AND OTHER HEALTH SERVICES -- 2.28%
    24,985   Medtronics, Inc. ................    1,855,136
                                                -----------
             PHARMACEUTICALS -- 21.84%
    12,500   Bristol-Myers Squibb Company.....    1,672,656
    20,000   Cardinal Health, Inc.............    1,517,500
    25,000   Chattem, Inc.....................    1,196,875

  SHARES                                           VALUE
  ------                                        -----------
             PHARMACEUTICALS (CONTINUED)
    15,000   Eli Lilly & Company..............  $ 1,333,125
    20,000   Johnson & Johnson................    1,677,500
    40,000   King Pharmaceuticals, Inc. ......    1,045,000
    10,000   Merck & Company, Inc. ...........    1,476,875
    17,500   Pfizer, Inc. ....................    2,195,156
    30,000   Schering-Plough Corp. ...........    1,657,500
    20,000   Sepracor, Inc.(a)................    1,751,250
    29,725   Warner-Lambert Company...........    2,234,948
                                                -----------
             TOTAL PHARMACEUTICALS............   17,758,385
                                                -----------
             RETAIL -- 7.53%
     4,000   Amazon.com, Inc..................    1,285,000
    20,000   Costco Companies, Inc............    1,443,750
    25,000   Gap Stores.......................    1,406,250
    32,500   Home Depot, Inc..................    1,988,594
                                                -----------
             TOTAL RETAIL.....................    6,123,594
                                                -----------
             RESTAURANTS -- 1.88%
    20,000   McDonald's Corp. ................    1,532,500
                                                -----------
             SEMICONDUCTORS -- 6.02%
    15,000   Broadcom Corp. -- Class A........    1,811,250
    15,000   Intel Corp. .....................    1,778,437
    10,000   Qlogic Corp......................    1,308,750
                                                -----------
                                                  4,898,437
                                                -----------
             TELECOMMUNICATIONS -- 8.23%
    30,000   Bellsouth Corp...................    1,496,250
    20,000   Lucent Technologies..............    2,200,000
    32,500   MCI Worldcom, Inc.(c)............    2,331,875
    30,000   Polycom, Inc.....................      667,500
                                                -----------
             TOTAL TELECOMMUNICATIONS.........    6,695,625
                                                -----------
             TOTAL COMMON STOCK
             (Cost $60,005,339)...............   81,386,389
                                                -----------
             REGULATED INVESTMENT COMPANIES -- 3.63%
 2,400,000   Janus Money Market Fund(b).......    2,400,000
   552,181   Merrimac Cash Fund -- Premium
               Class(b).......................      552,181
                                                -----------
             TOTAL REGULATED INVESTMENT
             COMPANIES
             (Cost $2,952,181)................    2,952,181
                                                -----------

PRINCIPAL
----------
             TIME DEPOSITS -- 0.80%
$  222,654   American Express Centurion Bank,
               5.33%, 02/08/99(b).............      222,654
    24,388   BankBoston, N.A., 5.63%,
               04/30/99(b)....................       24,388
   222,654   Bank of Montreal, 5.25%,
               01/29/99(b)....................      222,654
   178,123   Toronto Dominion, 5.13%,
               03/17/99(b)....................      178,123
                                                -----------
             TOTAL TIME DEPOSITS
             (Cost $647,819)..................      647,819
                                                -----------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 1998

PRINCIPAL                                          VALUE
---------                                       -----------
             SHORT TERM CORPORATE NOTES -- 2.46%
$2,000,000   Republic New York Securities
               Corp., 5.70%, 01/12/99(b)
               (Cost $2,000,000)..............  $ 2,000,000
                                                -----------
             TOTAL SECURITIES
             (Cost $65,605,339)...............   86,986,389
             REPURCHASE AGREEMENT -- 3.31%
 2,690,628   With Investors Bank & Trust,
               dated 12/31/98, 4.25%, due
               01/04/99, repurchase proceeds
               at maturity $2,691,898
               (Collateralized by Freddie Mac,
               Floating Rate, 6.16%, due
               07/15/23 with a value of
               $2,826,948)
               (Cost $2,690,628)..............    2,690,628
                                                -----------
             Total Investments -- 110.27%
             (Cost $68,295,967)...............   89,677,017
             Other assets less
             liabilities -- (10.27%)..........   (8,349,310)
                                                -----------
             NET ASSETS -- 100.00%............  $81,327,707
                                                ===========

The aggregate cost of securities for federal income tax
purposes at December 31, 1998, is $68,295,967.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........  $21,485,500
    Gross unrealized depreciation...........    (104,450)
                                              -----------
    Net unrealized appreciation.............  $21,381,050
                                              ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

 PRINCIPAL                                         VALUE
 ---------                                      -----------
              CORPORATE BONDS AND NOTES -- 84.67%
              ADVERTISING -- 0.67%
$   600,000   Outdoor Communications, 9.25%,
                08/15/07......................  $   636,000
                                                -----------
              AEROSPACE -- 3.00%
  1,000,000   BE Aerospace, 8.00%, 03/01/08...      990,000
    650,000   BE Aerospace, 9.50%, 11/01/08...      689,000
  1,200,000   Compass Aerospace, 10.125%,
                04/15/05......................    1,164,000
                                                -----------
              TOTAL AEROSPACE.................    2,843,000
                                                -----------
              AUTOMOTIVE PRODUCTS -- 0.73%
    700,000   Venture Holdings Trust, 9.75%,
                04/01/04......................      689,500
                                                -----------
              BUSINESS SERVICES -- 5.19%
  1,200,000   Axiohm Transaction Solutions,
                9.75%, 10/01/07...............    1,134,000
  1,250,000   Brand Scaffold Services, 10.25%,
                02/15/08......................    1,187,500
  1,600,000   Fisher Scientific International,
                9.00%, 02/01/08...............    1,600,000
  1,000,000   Fisher Scientific
                International -- 144A, 9.00%,
                02/01/08......................    1,000,000
                                                -----------
              TOTAL BUSINESS SERVICES.........    4,921,500
                                                -----------
              CHEMICALS -- 3.99%
  1,700,000   Anker Coal Group, Inc., 9.75%,
                10/01/07......................      901,000
    650,000   Hydrochem Industrial Service,
                10.375%, 08/01/07.............      617,500
  1,300,000   Octel Developments, PLC, 10.00%,
                05/01/06......................    1,352,000
    625,000   PCI Chemicals Canada, Inc.,
                9.25%, 10/15/07...............      481,250
    500,000   Sterling Chemicals, Inc.,
                11.75%, 08/15/06..............      430,000
                                                -----------
              TOTAL CHEMICALS.................    3,781,750
                                                -----------
              CONSTRUCTION -- 0.41%
    400,000   Ryland Group, 8.25%, 04/01/08...      388,000
                                                -----------
              CONSUMER GOODS AND SERVICES -- 3.20%
  1,350,000   Amscan Holdings, Inc., 9.875%,
                12/15/07......................    1,242,000
  1,800,000   Huntsman Packaging Corp.,
                9.125%, 10/01/07..............    1,791,000
                                                -----------
              TOTAL CONSUMER GOODS AND
              SERVICES........................    3,033,000
                                                -----------

 PRINCIPAL                                         VALUE
 ---------                                      -----------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES -- 1.13%
$   600,000   Engle Homes, Inc., 9.25%,
                02/01/08......................  $   600,000
    460,000   Muzak LP/Capital, 10.00%,
                10/01/03......................      476,100
                                                -----------
              TOTAL FINANCIAL SERVICES........    1,076,100
                                                -----------
              FOOD AND BEVERAGE -- 3.44%
    500,000   Ameriking, Inc., 10.75%,
                12/01/06......................      521,250
  1,400,000   Aurora Foods, Inc., 8.75%,
                07/01/08......................    1,456,000
    100,000   Cott Corp., 9.375%, 07/01/05....       98,000
    325,000   Delta Beverage Group, 9.75%,
                12/15/03......................      338,000
    400,000   Eagle Family Foods, 8.75%,
                01/15/08......................      378,000
    275,000   Fleming Companies, Inc., 10.50%,
                12/01/04......................      259,875
    225,000   Pueblo Xtra International,
                9.50%, 08/01/03...............      212,625
                                                -----------
              TOTAL FOOD AND BEVERAGE.........    3,263,750
                                                -----------
              INDUSTRIAL -- 24.79%
    800,000   AEI Resources, Inc., 10.50%,
                11/15/07......................      784,000
    500,000   AK Steel Corp., 9.125%,
                12/15/06......................      520,000
  1,000,000   American Pacific Corp., 9.25%,
                03/01/05......................      990,000
  1,000,000   Anthony Crane Rentals, 10.375%,
                08/01/08......................      960,000
  1,300,000   Atlas Air, Inc., 9.375%,
                11/15/06......................    1,326,000
  1,500,000   Biovail Corporation
                International, 10.875%,
                11/15/05......................    1,507,500
  1,800,000   Building Materials Corp., 8.00%,
                12/01/08......................    1,795,500
    450,000   Burke Industries, Inc., 10.00%,
                08/15/07......................      436,500
  1,000,000   Carrols Corp., 9.50%,
                12/01/08......................    1,017,500
  1,600,000   CEX Holdings, Inc., 9.625%,
                06/01/08......................    1,424,000
    900,000   Classic Cable, Inc., 9.875%,
                08/01/08......................      936,000
    250,000   Dyncorp, Inc., 9.50%,
                03/01/07......................      250,000
    825,000   Environdyne Industries, Inc.,
                10.25%, 12/01/01..............      660,000
  1,125,000   Geologistics Corp., 9.75%,
                10/15/07......................      900,000
  1,000,000   Henry Company Senior Notes,
                10.00%, 04/15/08..............    1,000,000
  1,100,000   HMH Properties, 7.875%,
                08/01/08......................    1,061,500

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                         VALUE
 ---------                                      -----------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INDUSTRIAL (CONTINUED)
$   750,000   Holt Group, 9.75%, 01/15/06.....  $   517,500
  1,000,000   Jackson Products, Inc., 9.50%,
                04/15/05......................      980,000
  1,300,000   Numatics, Inc., 9.625%,
                04/01/08......................    1,215,500
    625,000   P&L Coal Holdings Corp., 8.875%,
                05/15/08......................      637,500
    625,000   Pronet, Inc., 11.875%,
                06/15/05......................      662,500
  1,100,000   Republic Group, Inc., 9.50%,
                07/15/08......................    1,075,250
  1,000,000   Safety-Kleen Services, 9.25%,
                06/01/08......................    1,030,000
    300,000   Scotsman Group, Inc., 8.625%,
                12/15/07......................      307,500
  1,500,000   Vectura Group, Inc., 10.25%,
                06/30/08......................    1,522,500
                                                -----------
              TOTAL INDUSTRIAL................   23,516,750
                                                -----------
              LEISURE AND RECREATION -- 5.91%
  1,250,000   Alliance Gaming Corp., 10.00%,
                08/01/07......................    1,125,000
  1,000,000   Bally Total Fitness Holding,
                9.875%, 10/15/07..............      980,000
  1,025,000   Cinemark USA, 9.625%, 08/01/08..    1,071,125
    900,000   Riddell Sports, Inc., 10.50%,
                07/15/07......................      850,500
  1,200,000   Six Flags Entertainment, 8.875%,
                04/01/06......................    1,231,500
    350,000   True Temper Sports, Inc.,
                10.875%, 12/01/08.............      348,250
                                                -----------
              TOTAL LEISURE AND RECREATION....    5,606,375
                                                -----------
              MACHINERY -- 3.20%
  1,975,000   Advance Lighting Techs, 8.00%,
                03/15/08......................    1,777,500
  2,000,000   American Reefer Company Ltd.,
                10.25%, 03/01/08..............    1,260,000
                                                -----------
              TOTAL MACHINERY.................    3,037,500
                                                -----------
              MANUFACTURING -- 10.36%
    625,000   Acetex Corp., 9.75%, 10/01/03...      625,000
  1,600,000   AEP Industries, 9.875%,
                11/15/07......................    1,612,000
  1,075,000   Anchor Lamina, Inc., 9.875%,
                02/01/08......................      967,500
     25,000   Derlan Manufacturing, 10.00%,
                01/15/07......................       20,000
    625,000   Dyersburg Corp., 9.75%,
                09/01/07......................      556,250

 PRINCIPAL                                         VALUE
 ---------                                      -----------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MANUFACTURING (CONTINUED)
$   700,000   Fedders North America, 9.375%,
                8/15/07.......................  $   705,250
  1,500,000   Federal-Mogul Corp., 7.875%,
                07/01/10......................    1,531,204
  1,000,000   Galey & Lord, Inc., 9.125%,
                03/01/08......................      870,000
  1,250,000   Gaylord Container Corp., 9.75%,
                6/15/07.......................    1,075,000
    675,000   Keystone Consolidated
                Industries, 9.625%,
                08/01/07......................      644,625
    750,000   Portola Packaging, 10.75%,
                10/01/05......................      765,000
    500,000   Safelite Glass, 9.875%,
                12/15/06......................      461,250
                                                -----------
              TOTAL MANUFACTURING.............    9,833,079
                                                -----------
              MEDIA -- 0.21%
    190,000   Rogers Cantel, 9.375%,
                06/01/08......................      200,450
                                                -----------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.07%
     75,000   Paracelsus Healthcare, 10.00%,
                08/15/06......................       67,500
                                                -----------
              METALS AND MINING -- 1.92%
    500,000   Renco Metals Senior Notes,
                11.50%, 07/01/03..............      515,000
  1,400,000   WHX Corp., 10.50%, 04/15/05.....    1,302,000
                                                -----------
              TOTAL METALS AND MINING.........    1,817,000
                                                -----------
              OIL AND GAS -- 2.20%
  1,800,000   Frontier Oil Corp., 9.125%,
                02/15/06......................    1,674,000
    350,000   Rutherford-Moran Oil, 10.75%,
                10/01/04......................      413,000
                                                -----------
              TOTAL OIL AND GAS...............    2,087,000
                                                -----------
              PAPER AND FOREST
                PRODUCTS -- 0.79%
    750,000   US Timberlands, 9.625%,
                11/15/07......................      753,750
                                                -----------
              RETAIL -- 2.64%
  1,200,000   Duane Reade, Inc., 9.25%,
                02/15/08......................    1,224,000
  1,250,000   Jitney-Jungle Stores, 10.375%,
                09/15/07......................    1,281,250
                                                -----------
              TOTAL RETAIL....................    2,505,250
                                                -----------
              SEMICONDUCTOR -- 0.65%
    625,000   Fairchild Semiconductor,
                10.125%, 03/15/07.............      620,313
                                                -----------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                         VALUE
 ---------                                      -----------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS -- 8.34%
$ 1,450,000   Call-Net Enterprises, Inc.,
                8.00%, 08/15/08...............  $ 1,399,250
  1,400,000   ITC Deltacom, Inc., 9.75%,
                11/15/08......................    1,449,000
    475,000   Jacor Communications, 9.75%,
                12/15/06......................      524,875
  1,275,000   Metrocall, Inc., 10.375%,
                10/01/07......................    1,249,500
  1,300,000   Metronet Communications,
                10.625%, 11/01/08.............    1,378,000
    700,000   Nextlink Communications, 9.625%,
                10/01/07......................      668,500
    625,000   Paging Network, 10.125%,
                08/01/07......................      603,125
    625,000   Rogers Communications, 8.875%,
                07/15/07......................      643,750
                                                -----------
              TOTAL TELECOMMUNICATIONS........    7,916,000
                                                -----------
              TRANSPORTATION -- 0.53%
    500,000   Oshkosh Truck Corp., 8.75%,
                03/01/08......................      500,000
                                                -----------
              UTILITIES: ELECTRIC -- 1.30%
    100,000   Calpine Corp., 9.25%,
                02/01/04......................      105,000
  1,150,000   Prestolite Electric, Inc.,
                9.625%, 02/01/08..............    1,127,000
                                                -----------
              TOTAL UTILITIES: ELECTRIC.......    1,232,000
                                                -----------
              TOTAL SECURITIES (Cost
              $84,563,520)....................   80,325,567
                                                -----------

 PRINCIPAL                                         VALUE
 ---------                                      -----------
              REPURCHASE AGREEMENT -- 13.15%
$12,476,687   With Investors Bank & Trust,
                dated 12/31/98, 4.25%, due
                01/04/99, repurchase proceeds
                at maturity $12,482,579
                (Collateralized by Fannie Mae,
                6.50%, due 02/11/02, with a
                value of $6,242,627, Freddie
                Mac, 7.50%, due 06/01/22, with
                a value of $1,247,702 and
                various Government National
                Mortgage Association
                Adjustable Rate Mortgage
                obligations, 6.875%-7.50%, due
                12/20/10 through 02/20/26 with
                a total value of $5,610,307)
                (Cost $12,476,687)............  $12,476,687
                                                -----------
              Total Investments -- 97.82%
              (Cost $97,040,207)..............   92,802,254
              Other assets less
              liabilities -- 2.18%............    2,068,727
                                                -----------
              NET ASSETS -- 100.00%...........  $94,870,981
                                                ===========

The aggregate cost of investments for federal income tax
purposes at December 31, 1998, is $97,040,207.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $    826,499
    Gross unrealized depreciation..........    (5,064,452)
                                             ------------
    Net unrealized depreciation............  $ (4,237,953)
                                             ============

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                  VALUE       COUNTRY
  ------                               ------------   -------
              COMMON STOCKS -- 94.91%
              APPAREL -- 0.43%
     29,000   Gucci Group N.V. ......  $  1,375,311     NET
                                       ------------
              AUTOMOBILE -- 5.04%
      1,200   Bayerische Motoren
                Werke AG.............       931,598     GER
    970,000   Fiat SpA...............     1,873,652     ITA
    200,000   Fiat SpA(c)............       696,220     ITA
     36,000   Honda Motor Company,
                Ltd..................     1,184,080     JPN
    485,539   LucasVerity PLC........     1,619,710      UK
    605,000   Nissan Motor Company,
                Ltd.(a)..............     1,855,838     JPN
     21,500   Peugeot SA.............     3,329,301     FRA
    151,000   Suzuki Motor Corp......     1,793,850     JPN
     20,444   Valeo SA...............     1,611,801     FRA
     15,500   Volkswagen AG..........     1,237,748     GER
                                       ------------
              TOTAL AUTOMOBILE.......    16,133,798
                                       ------------
              BANKS -- 8.84%
    274,961   Australia & New Zealand
                Bank Group, Ltd. ....     1,801,187     AUS
     31,668   Bank of Montreal.......     1,272,129     CDA
    210,000   Bank of Scotland.......     2,505,174      UK
    143,700   Barclays PLC...........     3,098,574      UK
     65,000   Canadian Imperial
                Bank.................     1,604,687     CDA
     33,000   Deutsche Bank AG(c)....     1,942,720     GER
     42,700   Forenings Sparbanken --
                Class A(c)...........     1,106,280     SWE
      1,860   Holderbank Financial
                Glaris -- Class B....     2,201,965     SWI
    112,136   National Westminster
                Bank.................     2,162,363      UK
     28,400   Royal Bank of Canada...     1,416,450     CDA
    126,943   Royal Bank of Scotland
                Group PLC............     2,027,597      UK
     10,700   Standard Chartered
                PLC..................       123,996      UK
    193,000   Sumitomo Bank..........     1,984,812     JPN
     60,000   Toronto-Dominion
                Bank.................     2,101,644     CDA
    275,000   Toyo Trust & Banking
                Co., Ltd. (a)........       692,395     JPN
    341,000   Westpac Banking
                Corp. ...............     2,283,984     AUS
                                       ------------
              TOTAL BANKS............    28,325,957
                                       ------------
              CHEMICALS -- 0.92%
     90,400   Imperial Chemical
                Industries PLC.......       783,623      UK
     63,400   Norsk Hydro ASA........     2,138,641     NOR
        300   Norsk Hydro AS
                (ADR)(c).............        10,256     NOR
                                       ------------
              TOTAL CHEMICALS........     2,932,520
                                       ------------
              COMPUTER EQUIPMENT -- 1.32%
     34,600   Nidec Corporation......     4,242,309     JPN
                                       ------------

  SHARES                                  VALUE       COUNTRY
  ------                               ------------   -------
              COMMON STOCKS (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES -- 0.42%
     20,000   Meitec Corp. ..........  $    500,016     JPN
     14,100   Softbank Corp.(a)......       850,026     JPN
                                       ------------
              TOTAL COMPUTER SOFTWARE
              AND SERVICES...........     1,350,042
                                       ------------
              CONSTRUCTION -- 1.90%
    170,000   Okumura Corp. .........       755,072     JPN
     22,000   Rohm Company, Ltd. ....     2,006,974     JPN
    111,000   Sekisui House, Ltd. ...     1,175,967     JPN
     10,500   Suez Lyonnaise des
                Eaux.................     2,157,892     FRA
                                       ------------
              TOTAL CONSTRUCTION.....     6,095,905
                                       ------------
              CONSUMER GOODS AND SERVICES -- 7.24%
     95,000   Cifra SA (ADR)(a)(c)...     1,140,000     MEX
    245,000   EMI Group PLC..........     1,638,683      UK
     22,000   Fuji Photo Film........       819,174     JPN
     23,500   Hennes & Mauritz.......     1,919,304     SWE
     21,000   Hoya Corp. ............     1,023,966     JPN
     71,083   Koninklijke Ahold
                N.V. ................     2,628,678     NET
    171,000   Nikon Corp. (c)........     1,667,609     JPN
     28,900   Nintendo Corp.,
                Ltd. ................     2,805,537     JPN
     48,000   Orkla Asa -- Class B...       626,875     NOR
     98,203   Reckitt and Colman
                PLC..................     1,300,581      UK
     45,300   Sony Corp. ............     3,305,233     JPN
     24,900   Sony Music Entertainment,
                Inc. ................     1,147,907     JPN
    380,000   Storehouse PLC.........       859,864      UK
     25,000   TDK Corp. .............     2,289,520     JPN
                                       ------------
              TOTAL CONSUMER GOODS
              AND SERVICES...........    23,172,931
                                       ------------
              ELECTRONICS -- 6.25%
     19,800   ASM Lithography Holding
                N.V. (c).............       605,605     NET
     79,200   ASM Lithography Holding
                N.V. (ADR)(a)(c).....     2,415,600     NET
    400,000   Caradon PLC............       685,480      UK
     14,900   Keyence Corp. .........     1,836,137     JPN
     29,500   Kyocera Corp. .........     1,561,349     JPN
     85,000   Murata Manufacturing
                Company, Ltd. .......     3,534,241     JPN
    108,000   NEC Corp. .............       995,771     JPN
     51,600   Samsung Electronics
                (GDR)(a)(c)..........     1,999,500     KOR
     29,000   STMicroelectronics
                N.V.(a)(c)...........     2,263,813     FRA
    108,300   Tokyo Electron,
                Ltd. ................     4,118,985     JPN
                                       ------------
              TOTAL ELECTRONICS......    20,016,481
                                       ------------
              ENGINEERING -- 0.12%
     18,700   Chudenko Corp. ........       399,542     JPN
                                       ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.00%
        900   Kurita Water
                Industries...........        13,229     JPN
                                       ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                  VALUE       COUNTRY
  ------                               ------------   -------
              COMMON STOCKS (CONTINUED)
              FINANCE -- 6.41%
      1,815   CIE Financial
                Richemont............  $  2,566,272     SWI
    124,000   De Beers Consolidated
                Mines, Ltd. (ADR)....     1,581,000     SOA
      3,600   Fairfax Financial
                Holding Company(c)...     1,265,673     CDA
    115,396   Lend Lease Corp.,
                Ltd. ................     1,557,142     AUS
     85,000   Newcourt Credit Group,
                Inc. ................     2,960,720     CDA
     25,500   Nichiei Company,
                Ltd. ................     2,034,635     JPN
    257,000   Nomura Securities
                Company, Ltd. .......     2,244,252     JPN
     26,000   Orix Corp. ............     1,945,447     JPN
      6,000   Shohkoh Fund & Company,
                Ltd. ................     1,936,228     JPN
     30,100   Takefuji Corporation...     2,201,529     JPN
    181,000   Wako Securities
                Company, Ltd.(c).....       221,435     JPN
                                       ------------
              TOTAL FINANCE..........    20,514,333
                                       ------------
              FOOD AND BEVERAGE -- 6.10%
    216,000   Asahi Breweries,
                Ltd. ................     3,188,398     JPN
    125,000   Cadbury Schweppes PLC..     2,131,738      UK
    315,862   Coca-Cola Amatil,
                Ltd. ................     1,177,913     AUS
    216,988   Coca-Cola Beverages
                PLC(c)...............       399,410     AUS
    295,000   Fraser and Neave,
                Ltd. ................       861,784     SIN
     53,375   Heineken N.V. .........     3,213,874     NET
      1,655   Nestle.................     3,602,849     SWI
     55,000   Panamerican Beverages,
                Inc. -- Class A......     1,199,688     MEX
     16,000   Seagrams Company,
                Ltd. ................       608,000     CDA
    275,000   Tate & Lyle PLC........     1,514,480      UK
    569,241   Tesco PLC..............     1,621,938      UK
                                       ------------
              TOTAL FOOD AND
                BEVERAGE.............    19,520,072
                                       ------------
              INDUSTRIAL -- 3.52%
     35,322   Advantest Corp. .......     2,242,138     JPN
     11,200   Compagnie de Saint-
                Gobain...............     1,581,953     FRA
      5,400   Preussag AG(a).........     2,441,393     GER
      1,025   SGS Societe Generale de
                Surveillance Holding
                SA...................     1,003,744     SWI
     15,600   Sidel..................     1,323,736     FRA
    322,500   Tomkins PLC............     1,521,200      UK
    384,236   Western Mining Corp.
                Holding, Ltd. .......     1,159,509     AUS
                                       ------------
              TOTAL INDUSTRIAL.......    11,273,673
                                       ------------
              INSURANCE -- 2.13%
     80,000   Assicurazioni Generali,
                Ltd. ................     3,347,704     ITA
        815   Schweizerische
                Rueckversicherungs-
                Gesellschaft.........     2,124,902     SWI

  SHARES                                  VALUE       COUNTRY
  ------                               ------------   -------
              COMMON STOCKS (CONTINUED)
    279,000   Yasuda Fire and Marine
                Insurance............  $  1,345,561     JPN
                                       ------------
              TOTAL INSURANCE........     6,818,167
                                       ------------
              INVESTMENT HOLDING COMPANIES -- 0.75%
    275,000   Hutchison Whampoa......     1,943,480     HNG
    579,000   Sime Darby Berhad......       464,937     MAL
                                       ------------
              TOTAL INVESTMENT
              HOLDING COMPANIES......     2,408,417
                                       ------------
              LEISURE AND RECREATION -- 0.68%
     10,000   Accor SA(a)............     2,166,127     FRA
                                       ------------
              MACHINERY -- 0.32%
    271,800   BPB Industries.........     1,027,676      UK
                                       ------------
              MANUFACTURING -- 6.48%
    166,000   ABB AB -- Class A......     1,771,502     SWE
     93,000   Mannesmann AG..........    10,665,110     GER
     80,000   Metra Oy...............     1,390,400     FIN
    175,963   Morgan Crucible Company
                PLC..................       808,040      UK
     74,200   Scania AB -- Class B...     1,373,138     SWE
     51,000   Siemens AG.............     3,291,754     GER
    270,900   TI Group PLC...........     1,459,230      UK
                                       ------------
              TOTAL MANUFACTURING....    20,759,174
                                       ------------
              MEDIA -- 2.91%
         44   Canal Plus.............        12,012     FRA
     17,100   Grupo Televisa
                (GDR)(c).............       422,156     MEX
     69,751   News Corp., Ltd. ......       461,194     AUS
     20,300   News Corp., Ltd.
                (ADR)................       536,681     AUS
    246,806   Reuters Group PLC......     2,591,117      UK
        433   Reuters Group PLC
                (ADR)(a).............        27,441      UK
     53,000   Rogers
                Communications --
                Class B(c)...........       471,016     CDA
    102,207   Singapore Press
                Holdings, Ltd. ......     1,108,823     SIN
    141,225   Thomson Corp. .........     3,309,379     CDA
     35,000   Tokyo Broadcasting.....       391,899     JPN
                                       ------------
              TOTAL MEDIA............     9,331,718
                                       ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 1.15%
     17,400   Synthelabo.............     3,684,956     FRA
                                       ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                  VALUE       COUNTRY
  ------                               ------------   -------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING -- 1.05%
    256,439   Broken Hill
                Proprietary..........  $  1,890,468     AUS
      3,250   Broken Hill Proprietary
                (ADR)................        46,719     AUS
     43,663   Pechiney SA -- Class
                A....................     1,426,510     FRA
                                       ------------
              TOTAL METALS AND
              MINING.................     3,363,697
                                       ------------
              OIL AND GAS -- 4.12%
    357,400   Eni Spa(c).............     2,340,934     ITA
    165,000   Sasol Beperk Limited...       624,079     SOA
    340,000   Shell Transport &
                Trading..............     2,088,824      UK
     16,000   Suncor Energy, Inc. ...       479,186     CDA
     40,000   Suncor Energy, Inc.
                (ADR)(a).............     1,195,000     CDA
     48,000   Talisman Energy,
                Inc.(c)..............       842,218     CDA
     20,000   Total S.A. -- Series B      2,026,492     FRA
     30,000   Veba AG................     1,795,830     GER
    305,900   Woodside Petroleum,
                Ltd. ................     1,369,667     AUS
     15,000   YPF Sociedad Anonima
                (ADR)................       419,062     ARG
                                       ------------
              TOTAL OIL AND GAS......    13,181,292
                                       ------------
              PAPER AND FOREST PRODUCTS -- 1.49%
    189,000   Sumitomo Forestry......     1,357,228     JPN
    122,000   UPM-Kymmeme (a)........     3,421,490     FIN
                                       ------------
              TOTAL PAPER AND FOREST
              PRODUCTS...............     4,778,718
                                       ------------
              PHAMACEUTICALS -- 6.94%
    263,666   Astra AB...............     5,383,559     SWE
     21,333   Astra AB -- Class A
                (ADR)(a).............       441,326     SWE
    197,400   BOC Group..............     2,822,899      UK
      1,275   Novartis AG............     2,506,403     SWI
     14,000   Sankyo Company,
                Ltd. ................       306,569     JPN
     86,000   Takeda Chemical
                Industries, Ltd. ....     3,316,590     JPN
    168,200   Zeneca Group PLC.......     7,323,697      UK
      2,400   Zeneca Group PLC
                (ADR)(a).............       107,700      UK
                                       ------------
              TOTAL
                PHARMACEUTICALS......    22,208,743
                                       ------------
              REAL ESTATE -- 1.10%
    233,000   Cheung Kong Holdings
                Ltd. ................     1,676,738     HNG
    134,000   Mitsui Fudosan.........     1,015,720     JPN
    251,000   Sumitomo Realty &
                Development..........       816,654     JPN
                                       ------------
              TOTAL REAL ESTATE......     3,509,112
                                       ------------
              TELECOMMUNICATIONS -- 15.86%
    162,000   Deutsche Telekom AG....     5,330,205     GER
        100   Embratel Participacoes
                S.A. (ADR)(c)........         1,394     BRA
     54,700   Ericsson AB -- Class
                B....................     1,302,456     SWE

  SHARES                                  VALUE       COUNTRY
  ------                               ------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     45,500   Ericsson L M Telephone
                (ADR)................  $  1,089,156     SWE
    641,600   Hong Kong
                Telecommunications,
                Ltd.(a)..............     1,122,223     HNG
      6,819   Hong Kong
                Telecommunications,
                Ltd. (ADR)...........       119,759     HNG
        183   Nippon Telegraph and
                Telephone Corp. .....     1,414,723     JPN
      9,600   Nokia AB -- K Shares...     1,175,521     FIN
     43,800   Nokia AB -- Class A....     5,363,314     FIN
     15,700   Nokia Corp. (ADR)......     1,890,869     FIN
     40,000   Northern Telecom,
                Ltd.(a)..............     2,005,000     CDA
        560   NTT Mobile
                Communications
                Network, Inc. .......     2,306,875     JPN
     53,500   Orange PLC(c)..........       621,756      UK
     24,300   Portugal Telecom S.A.
                (ADR)(a).............     1,084,387     POR
      6,375   Swisscom AG(c).........     2,668,855     SWI
         10   Tele Celular Sul
                Participacoes S.A.
                (ADR)(a)(c)..........           174     BRA
         33   Tele Centro Oeste
                Celular Participacoes
                S.A. (ADR)(a)........            97     BRA
         20   Tele Centro Sul
                Participacoes S.A.
                (ADR) (a)(c).........           836     BRA
     15,200   Tele Danmark A/S
                (ADR)................     1,031,700     DEN
          2   Tele Leste Celular
                Participacoes S.A.
                (ADR)(a)(c)..........            57     BRA
          5   Tele Nordeste Celular
                Participacoes S.A.
                (ADR)(c).............            93     BRA
          2   Tele Norte Celular
                Participacoes S.A.
                (ADR)(a)(c)..........            45     BRA
        100   Tele Norte Leste
                Participacoes S.A.
                (ADR)(a)(c)..........         1,244     BRA
         20   Tele Sudeste Celular
                Participacoes S.A.
                (ADR)(a)(c)..........           414     BRA
    179,000   Telecom Italia
                Mobile...............     1,324,403     ITA
    253,000   Telecom Italia
                Mobile...............     1,193,730     ITA
    148,555   Telecom Italia
                Spa(c)...............     1,270,324     ITA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

  SHARES                                  VALUE       COUNTRY
  ------                               ------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    683,000   Telecom Italia Spa.....  $  4,307,886     ITA
     39,900   Telecomunicacoes
                Brasileiras
                (ADR)(c).............     2,900,231     BRA
    110,272   Telefonica S.A.(c).....     4,910,787     SPA
    110,272   Telefonica S.A. --
                Rights...............        98,065     SPA
     30,000   Telefonica De Argentina
                (ADR) (a)............       838,125     ARG
     51,400   Telefonos De Mexico
                (ADR)................     2,502,537     MEX
          5   Telemig Celular
                Participacoes S.A.
                (ADR)(a)(c)..........           106     BRA
         40   Telesp Celular
                Participacoes
                S.A.(c)..............           700     BRA
        100   Telesp Participacoes
                S.A. (ADR)(c)........         2,212     BRA
     18,000   Vodafone Group PLC
                (ADR)(a).............     2,900,250      UK
                                       ------------
              TOTAL
              TELECOMMUNICATIONS.....    50,780,509
                                       ------------
              TIRE AND RUBBER -- 0.41%
     58,000   Bridgestone Corp. .....     1,318,920     JPN
                                       ------------
              TRANSPORTATION -- 1.01%
    130,000   Bombardier Inc., Class
                B (ADR)..............     1,866,841     CDA
     83,200   Bombardier Inc., Class
                B....................     1,191,715     CDA
    446,000   Malaysian Airline
                System BHD...........       170,863     MAL
                                       ------------
              TOTAL TRANSPORTATION...     3,229,419
                                       ------------
              TOTAL COMMON STOCK
              (Cost $274,846,989)....   303,932,748
                                       ------------
              PREFERRED STOCK -- 0.46%
              COMPUTER SOFTWARE AND SERVICES -- 0.46%
      3,100   SAP AG Vorzug (Cost
                $538,386)............     1,480,086     GER
                                       ------------

 PRINCIPAL
-----------
              NON-CONVERTIBLE BOND -- 0.06%
$   132,884   Sekisui House, 2.50%,
              01/31/02 (Cost
              $166,291)..............       180,720     JPN
                                       ------------
              CONVERTIBLE BONDS AND NOTES -- 0.69%
              BANKS -- 0.01%
      2,000   Ericson LM, 4.25%,
                06/30/00.............        12,750     SWE
                                       ------------

 PRINCIPAL                                VALUE       COUNTRY
 ---------                             ------------   -------
              FOOD AND BEVERAGE -- 0.20%
$   194,897   Asahi Breweries Series
                8, 0.90%, 12/26/01...  $    278,322     JPN
     44,295   Asahi Breweries Series
                9, 0.95%, 12/26/02...        68,710     JPN
    203,756   Asahi Breweries Series
                10, 1.00%,
                12/26/03.............       286,488     JPN
                                       ------------
              TOTAL FOOD AND
                BEVERAGE.............       633,520
                                       ------------
              TELECOMMUNICATIONS -- 0.48%
  2,500,000   Colt Telecom Grp PLC,
                2.00%, 08/06/05......     1,557,317      UK
                                       ------------
              TOTAL CONVERTIBLE BONDS
              AND NOTES
              (Cost $1,613,905)......     2,203,587
                                       ------------

  SHARES
-----------
              REGULATED INVESTMENT COMPANY -- 0.50%
  1,619,530   Merrimac Cash Fund --
                Premium Class(b)
                (Cost $1,619,530)....     1,619,530     USA
                                       ------------



 PRINCIPAL                                VALUE       COUNTRY
-----------                            ------------     ---
              TIME DEPOSITS -- 3.41%
$     1,578   American Express
                Centurion Bank,
                5.33%, 02/08/99(b)...         1,578     USA
  7,207,133   Bank of Montreal,
                5.25%, 01/29/99(b)...     7,207,133     USA
  2,929,181   BankBoston, N.A.,
                5.63%, 04/30/99(b)...     2,929,181     USA
    780,494   Toronto Dominion,
                5.125%,
                03/17/99(b)..........       780,494     USA
                                       ------------
              TOTAL TIME DEPOSITS
              (Cost $10,918,386).....    10,918,386
                                       ------------
              SHORT TERM CORPORATE NOTES -- 3.75%
 10,000,000   Prudential Securities,
                Inc. 5.70%,
                06/14/99(b)..........    10,000,000     USA
  2,000,000   Republic New York
                Securities Corp.,
                5.70%, 01/12/99(b)...     2,000,000     USA
                                       ------------
              TOTAL SHORT TERM
              CORPORATE NOTES
              (Cost $12,000,000).....    12,000,000
                                       ------------
              TOTAL SECURITIES (Cost
                $301,703,487)........   332,335,057
                                       ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1998

 PRINCIPAL                                VALUE       COUNTRY
 ---------                             ------------   -------
              REPURCHASE AGREEMENT -- 4.07%
$13,027,333   With Investors Bank and
                Trust, dated
                12/31/98, 4.25%, due
                01/04/99, repurchase
                proceeds at maturity
                $13,033,485
                (Collateralized by
                various Government
                National Mortgage
                Association
                Adjustable Rate
                Mortgage obligations,
                6.625% -- 7.00%, due
                05/20/22 through
                01/20/26, with a
                total value of
                $13,678,835) (Cost
                $13,027,333).........  $ 13,027,333     USA
                                       ------------
              Total Investments -- 107.85%
              (Cost $314,730,820)....   345,362,390
              Other assets less
              liabilities -- (7.85)%...  (25,144,217)
                                       ------------
              NET ASSETS --100.00%...  $320,218,173
                                       ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1998, is $317,028,113.
The following amount is based on costs for federal income tax purposes:
    Gross unrealized appreciation....  $ 60,037,291
    Gross unrealized depreciation....   (31,703,014)
                                       ------------
    Net unrealized appreciation......  $ 28,334,277
                                       ============

---------------
(a) All or part of the security is on loan
(b) Collateral for securities on loan
(c) Non-income producing securities
(ADR) -- American Depository Receipt
(GDR) -- Global Depository Receipt

                                          PERCENT OF TOTAL
         COUNTRY COMPOSITION             SECURITIES AT VALUE
         -------------------             -------------------
Argentina (ARG)......................            0.36%
Australia (AUS)......................            3.67%
Brazil (BRA).........................            0.84%
Canada (CDA).........................            6.54%
Denmark (DEN)........................            0.30%
Finland (FIN)........................            3.83%
France (FRA).........................            6.25%
Germany (GER)........................            8.43%
Hong Kong (HNG)......................            1.41%
Italy (ITA)..........................            4.74%
Japan (JPN)..........................           21.13%
Korea(KOR)...........................            0.58%
Malaysia (MAL).......................            0.18%
Mexico (MEX).........................            1.52%
Netherlands (NET)....................            2.97%
Norway (NOR).........................            0.81%
Portugal (POR).......................            0.31%
Singapore (SIN)......................            0.57%
South Africa (SOA)...................            0.64%
Spain (SPA)..........................            1.45%
Sweden (SWE).........................            4.17%
Switzerland (SWI)....................            4.83%
United Kingdom (UK)..................           13.59%
United States (USA)..................           10.88%
                                               ------
TOTAL PERCENTAGE.....................          100.00%
                                               ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreements must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign

                        DIVERSIFIED INVESTORS PORTFOLIOS

     C. FOREIGN CURRENCY TRANSLATION -- (CONTINUED) currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                PERCENTAGE INVESTMENT
AUSA SUB-ACCOUNT                                                    IN PORTFOLIO
----------------                                                ---------------------
Money Market................................................            25.03
High Quality Bond...........................................            46.33
Intermediate Government Bond................................            45.75
Government/Corporate Bond...................................            27.48
Balanced....................................................            60.83
Equity Income...............................................            58.64
Equity Value................................................            19.46
Growth & Income.............................................            49.27
Equity Growth...............................................            63.55
Special Equity..............................................            45.00
Aggressive Equity...........................................            36.37
High Yield Bond.............................................            30.99
International Equity........................................            39.51

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                     ADVISOR    SUBADVISOR
PORTFOLIO SERIES                                     PORTFOLIO SUBADVISORS           FEE(%)       FEE(%)
----------------                                     ---------------------           -------    -----------
Money Market Series.......................  Capital Management Group                  0.25         0.05
High Quality Bond Series..................  Merganser Capital Management
                                            Corporation                               0.35       (2)
Intermediate Government Bond Series.......  Capital Management Group                 0.35(1)       0.15
Government/Corporate Bond Series..........  Capital Management Group                  0.35         0.15
Balanced Series...........................  Institutional Capital Corporation         0.45       (3)
Equity Income Series......................  Asset Management Group                    0.45       (4)
Equity Value Series.......................  Ark Asset Management Company, Inc.       0.57(1)     (5)
Growth & Income Series....................  Putnam Advisory Company, Inc.             0.60       (6)
Equity Growth Series......................  (7)                                      0.62(1)     (8)
Special Equity Series.....................  (9)                                      0.80(1)       0.50
Aggressive Equity Series..................  McKinley Capital Management              0.97(1)    (10)
High-Yield Bond Series....................  Delaware Investment Advisors             0.55(1)    (11)
International Equity Series...............  Capital Guardian Trust Company           0.75(1)    (12)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.25% on the first $100,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $100,000,000.

 (3) For the period from January 1 through March 31, 1998, the Subadvisor received 0.55% on the first $25,000,000 in average daily net assets, 0.45% on the next $25,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $50,000,000. For the period from April 1 through December 31, 1998, the Subadvisor received 0.35% on the first $500,000,000 in average daily net assets, 0.30% on the next $500,000,000 in average daily net assets, and 0.25% on all average daily net assets in excess of $1,000,000,000.

 (4) 0.25% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (5) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (6) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (7) The Equity Growth Series changed subadvisors on January 25, 1998. Montag & Caldwell, Inc. and Dresdner RCM Global Investors, Inc. replaced Chancellor LGT Capital Management, Inc.

 (8) For the period from January 1 through January 25, 1998, the Subadvisor received 0.50% on the first $50,000,000 in average daily net assets, 0.30% on the next $75,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $200,000,000. For the period from January 26 through December 31, 1998, the Subadvisor received 0.50% on the first $50,000,000 in average daily net assets, 0.25% on the next $50,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
 (9) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(10) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(11) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

(12) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the year ended December 31, 1998, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

FUND                                                                  EXPENSE CAP
----                                                            -----------------------
Money Market Series.........................................    30 basis points (b.p.)
High Quality Bond Series....................................    40 b.p.
Intermediate Government Bond Series.........................    40 b.p.
Government/Corporate Bond Series............................    40 b.p.
Balanced Series.............................................    50 b.p.
Equity Income Series........................................    50 b.p.
Equity Value Series.........................................    60 b.p.
Growth & Income Series......................................    65 b.p.
Equity Growth Series........................................    65 b.p.
Special Equity Series.......................................    85 b.p.
Aggressive Equity Series....................................    100 b.p.
High-Yield Bond Series......................................    60 b.p.
International Equity Series.................................    90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the period ended December 31, 1998, amounted to $31,750.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related

                        DIVERSIFIED INVESTORS PORTFOLIOS

4.  SECURITIES LENDING (CONTINUED)

expenses, for lending its securities which is included in interest income on the Statements of Operations. At December 31, 1998, the Series loaned securities having market values as follows:

                                                              MARKET VALUE     COLLATERAL
                                                              ------------    ------------
Intermediate Government Bond Series.........................  $  4,802,004    $  4,956,000
Government Corporate Bond Series............................    50,218,744      51,625,450
Balanced Series.............................................   147,398,084     152,198,525
Equity Income Series........................................    71,007,244      72,958,800
Equity Value Series.........................................    19,468,284      20,280,618
Growth & Income Series......................................    64,508,538      66,510,400
Equity Growth Series........................................    67,535,552      69,638,217
Special Equity Series.......................................   115,688,344     119,713,500
Aggressive Equity Series....................................     5,465,625       5,600,000
International Equity Series.................................    23,481,003      24,537,916

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 1998, were as follows:

                                                                   COST OF           PROCEEDS
                                                                  PURCHASES         FROM SALES
                                                                --------------    --------------
High Quality Bond Series............  Government Obligations    $    9,997,656    $   23,493,554
                                      Other                        145,176,930       113,828,790
Intermediate Government Bond
  Series............................  Government Obligations       105,787,576        83,802,579
Government/Corporate Bond Series....  Government Obligations       460,846,004       358,836,826
                                      Other                        125,620,591        68,082,721
Balanced Series.....................  Government Obligations        73,353,229        75,010,927
                                      Other                        405,063,713       331,254,574
Equity Income Series................  Other                        429,860,696       368,510,798
Equity Value Series.................  Other                        499,042,617       372,048,922
Growth & Income Series..............  Other                        619,176,111       394,186,652
Equity Growth Series................  Other                        627,684,075       531,792,760
Special Equity Series...............  Other                      1,364,163,136     1,266,300,141
Aggressive Equity Series............  Other                         97,455,734        56,514,158
High-Yield Bond Series..............  Other                        105,229,195        57,984,495
International Equity Series.........  Other                        171,988,718        84,799,948

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1998, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                         FOREIGN      IN EXCHANGE    SETTLEMENT                        NET UNREALIZED
CONTRACT                CURRENCY          FOR           DATE         VALUE       APPRECIATION/(DEPRECIATION)
--------               -----------    -----------    ----------    ----------    ---------------------------
PURCHASES:
Australian Dollar....       33,733    $   20,590      01/04/99     $   20,689             $     99
Australian Dollar....       53,357        32,654      01/07/99         32,726                   72
Australian Dollar....       54,281        33,177      01/08/99         33,294                  117
Australian Dollar....    1,986,982     1,246,235      03/23/99      1,219,534              (26,701)
Australian Dollar....    2,188,598     1,385,019      07/30/99      1,344,976              (40,043)
British Pound........      617,538     1,039,378      01/04/99      1,026,644              (12,734)
British Pound........       50,390        84,565      01/04/99         83,772                 (793)
British Pound........       93,017       155,627      01/04/99        154,639                 (988)
British Pound........       16,910        28,256      01/05/99         28,111                 (145)
British Pound........       17,409        28,929      01/08/99         28,940                   11
Canadian Dollar......    1,654,656     1,066,832      01/06/99      1,080,049               13,217
Deutsche Mark........    1,740,695     1,066,832      01/06/99      1,044,907              (21,925)
Deutsche Mark........    2,097,852     1,254,296      02/04/99      1,261,162                6,866
Deutsche Mark........    3,161,920     1,897,000      02/08/99      1,901,221                4,221
Deutsche Mark........    2,058,350     1,238,323      02/10/99      1,237,782                 (541)
Deutsche Mark........    1,562,190       952,886      03/15/99        940,989              (11,897)
Deutsche Mark........    1,750,521     1,066,740      04/26/99      1,056,761               (9,979)
Deutsche Mark........    1,308,023       776,316      04/28/99        789,716               13,400
Japanese Yen.........    2,486,828        21,501      01/04/99         22,043                  542
Japanese Yen.........    6,759,884        58,547      01/05/99         59,927                1,380
Japanese Yen.........  158,205,960     1,182,044      01/08/99      1,403,099              221,055
Japanese Yen.........   25,385,340       210,667      01/28/99        225,765               15,098
Japanese Yen.........   78,393,300       680,911      03/03/99        700,203               19,292
Japanese Yen.........  464,122,746     3,501,994      03/15/99      4,152,629              650,635
Japanese Yen.........   35,238,500       265,851      04/08/99        316,347               50,496
Japanese Yen.........   92,490,300       776,316      04/28/99        832,524               56,208
Swiss Franc..........    2,484,310     1,772,797      01/08/99      1,812,599               39,802
                                                                                          --------
     TOTAL...........                                                                     $966,765
                                                                                          ========
SELLS:
Australian Dollar....      918,722    $  562,258      01/07/99     $  563,497             $ (1,239)
Australian Dollar....      556,943       340,403      01/08/99        341,604               (1,201)
Australian Dollar....    1,986,982     1,160,000      03/23/99      1,219,534              (59,534)
British Pound........      617,538     1,050,000      01/04/99      1,026,644               23,356
British Pound........       13,495        22,640      01/04/99         22,435                  205
British Pound........      565,847       952,886      03/15/99        938,821               14,065
British Pound........      843,033     1,385,019      07/30/99      1,396,871              (11,852)

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)

                         FOREIGN      IN EXCHANGE    SETTLEMENT                        NET UNREALIZED
CONTRACT                CURRENCY          FOR           DATE         VALUE       APPRECIATION/(DEPRECIATION)
--------               -----------    -----------    ----------    ----------    ---------------------------
Canadian Dollar......       49,821    $   32,149      01/04/99     $   32,520            $      (371)
Canadian Dollar......       12,336         8,060      01/05/99          8,052                      8
Canadian Dollar......    1,654,656     1,066,832      01/06/99      1,080,049                (13,217)
Canadian Dollar......    1,895,873     1,238,323      02/10/99      1,237,529                    794
Deutsche Mark........    1,740,698     1,039,915      01/06/99      1,044,907                 (4,992)
Deutsche Mark........    1,308,023       765,447      04/28/99        789,715                (24,268)
Japanese Yen.........  158,205,960     1,242,000      01/08/99      1,403,099               (161,099)
Japanese Yen.........   25,385,340       213,000      01/28/99        225,765                (12,765)
Japanese Yen.........  146,000,000     1,254,296      02/04/99      1,299,627                (45,331)
Japanese Yen.........   78,393,300       590,000      03/03/99        700,203               (110,203)
Japanese Yen.........  284,081,325     2,409,000      03/10/99      2,539,933               (130,933)
Japanese Yen.........  464,122,746     3,774,000      03/15/99      4,152,629               (378,629)
Japanese Yen.........  368,802,210     3,206,000      03/17/99      3,300,716                (94,716)
Japanese Yen.........   35,238,500       275,000      04/08/99        316,348                (41,348)
Japanese Yen.........  123,683,050     1,066,740      04/26/99      1,113,001                (46,261)
Japanese Yen.........  127,824,994     1,111,000      04/26/99      1,150,273                (39,273)
Japanese Yen.........   92,490,300       776,316      04/28/99        832,524                (56,208)
Japanese Yen.........   98,000,000       865,954      05/06/99        883,058                (17,104)
Japanese Yen.........  437,811,000     3,300,000      06/04/99      3,960,318               (660,318)
Japanese Yen.........  360,444,800     3,086,000      08/27/99      3,295,931               (209,931)
Japanese Yen.........  267,161,280     2,328,000      10/13/99      2,457,690               (129,690)
Singapore Dollar.....      365,274       213,000      05/17/99        223,811                (10,811)
Swedish Krona........       46,445         5,727      01/04/99          5,739                    (12)
Swedish Krona........    2,325,820       296,000      01/15/99        287,522                  8,478
Swiss Franc..........    2,484,310     1,737,000      01/08/99      1,812,599                (75,599)
                                                                                         -----------
     TOTALS..........                                                                    $(2,289,999)
                                                                                         ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS

                                                                      MONEY MARKET SERIES
                                            ------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED
                                            ------------------------------------------------------------------------
                                                1998           1997           1996           1995           1994
                                            ------------   ------------   ------------   ------------   ------------
Net assets, end of period.................  $292,437,753   $232,312,458   $185,012,254   $141,638,248   $161,509,792
Ratio of expenses to average net assets...         0.28%          0.28%          0.30%          0.31%          0.32%
Ratio of expenses to average net assets
 (net of reimbursements)..................         0.28%          0.28%          0.30%          0.30%          0.30%
Ratio of net investment income (loss) to
 average net assets.......................         5.32%          5.33%          5.19%          5.70%          4.05%
Ratio of net investment income (loss) to
 average net assets (net of
 reimbursements)..........................         5.32%          5.33%          5.19%          5.69%          4.07%
Portfolio turnover........................           N/A            N/A            N/A            N/A            N/A

                                                                GOVERNMENT/CORPORATE BOND SERIES
                                            ------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED
                                            ------------------------------------------------------------------------
                                                1998           1997           1996           1995           1994
                                            ------------   ------------   ------------   ------------   ------------
Net assets, end of period.................  $551,935,530   $361,632,885   $322,676,017   $336,539,410   $246,985,392
Ratio of expenses to average net assets...  0.38%.......          0.38%          0.39%          0.39%          0.40%
Ratio of expenses to average net assets
 (net of reimbursements)..................  0.38%.......          0.38%          0.39%          0.39%          0.40%
Ratio of net investment income (loss) to
 average net assets.......................  5.98%.......          6.49%          6.30%          5.90%          5.71%
Ratio of net investment income (loss) to
 average net assets (net of
 reimbursements)..........................  5.98%.......          6.49%          6.30%          5.90%          5.72%
Portfolio turnover........................  102%........            64%           146%           122%           122%

---------------

*    Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                             HIGH QUALITY BOND SERIES
     ------------------------------------------------------------------------
                                FOR THE YEAR ENDED
     ------------------------------------------------------------------------
         1998           1997           1996           1995           1994
     ------------   ------------   ------------   ------------   ------------
     $227,463,134   $218,169,438   $197,294,663   $172,526,103   $143,996,216
            0.39%          0.39%          0.40%          0.41%          0.41%
            0.39%          0.39%          0.40%          0.40%          0.40%
            5.90%          6.12%          6.14%          5.83%          5.77%
            5.90%          6.12%          6.14%          5.82%          5.79%
              68%            62%            66%            25%            37%

                      INTERMEDIATE GOVERNMENT BOND SERIES
     ----------------------------------------------------------------------
                               FOR THE YEAR ENDED
     ----------------------------------------------------------------------
         1998           1997           1996          1995          1994
     ------------   ------------   ------------   -----------   -----------
     $158,574,467   $129,186,397   $103,059,880   $85,991,614   $86,638,740
            0.39%          0.41%          0.43%         0.45%         0.45%
            0.39%          0.39%          0.40%         0.40%         0.40%
            5.46%          5.61%          5.63%         5.57%         5.71%
            5.46%          5.62%          5.66%         5.52%         5.76%
              70%            45%            60%           59%           21%

                                 BALANCED SERIES                                             EQUITY INCOME SERIES
     ------------------------------------------------------------------------   ----------------------------------------------
                                FOR THE YEAR ENDED                                            FOR THE YEAR ENDED
     ------------------------------------------------------------------------   ----------------------------------------------
         1998           1997           1996           1995           1994            1998             1997            1996
     ------------   ------------   ------------   ------------   ------------   --------------   --------------   ------------
     $505,995,739   $394,769,913   $264,909,839   $167,032,955   $125,509,115   $1,367,107,496   $1,215,071,169   $956,820,669
            0.48%          0.48%          0.50%          0.54%          0.53%            0.47%            0.47%          0.48%
            0.48%          0.48%          0.50%          0.50%          0.50%            0.47%            0.47%          0.48%
            3.22%          3.55%          3.39%          4.19%          3.57%            2.23%            2.27%          2.97%
            3.22%          3.55%          3.39%          4.15%          3.61%            2.23%            2.27%          2.97%
              91%            87%           113%           124%           118%              31%              33%            26%

        EQUITY INCOME SERIES
     ---------------------------
         FOR THE YEAR ENDED
     ---------------------------
         1995           1994
     ------------   ------------
     $764,302,530   $588,694,098
            0.49%          0.49%
            0.49%          0.49%
            3.37%          3.43%
            3.37%          3.43%
              23%            30%

                        DIVERSIFIED INVESTORS PORTFOLIOS
                   Notes to Financial Statements (continued)

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         EQUITY VALUE SERIES+
                                                              -------------------------------------------
                                                                          FOR THE YEAR ENDED
                                                              -------------------------------------------
                                                                  1998            1997           1996*
                                                              ------------    ------------    -----------
Net assets, end of period...................................  $389,859,775    $234,983,715    $29,033,513
Ratio of expenses to average net assets.....................         0.61%           0.63%          1.06%
Ratio of expenses to average net assets (net of
 reimbursements)............................................         0.60%           0.60%          0.60%
Ratio of net investment income (loss) to average net
 assets.....................................................         1.46%           1.43%          1.60%
Ratio of net investment income (loss) to average net assets
 (net of reimbursements)....................................         1.47%           1.46%          2.07%
Portfolio turnover..........................................          107%            120%            65%

                                                                     SPECIAL EQUITY SERIES
                                            ------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED
                                            ------------------------------------------------------------------------
                                                1998           1997           1996           1995           1994
                                            ------------   ------------   ------------   ------------   ------------
Net assets, end of period.................  $924,089,884   $743,388,261   $507,264,243   $315,458,225   $217,671,865
Ratio of expenses to average net assets...         0.83%          0.84%          0.86%          0.88%          0.88%
Ratio of expenses to average net assets
 (net of reimbursements)..................         0.83%          0.84%          0.85%          0.85%          0.85%
Ratio of net investment income (loss) to
 average net assets.......................         0.14%          0.41%          0.24%          0.33%          0.27%
Ratio of net investment income (loss) to
 average net assets (net of
 reimbursements)..........................         0.14%          0.41%          0.25%          0.30%          0.30%
Portfolio turnover........................          173%           146%           140%           155%            90%

---------------

*    Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996  -- December 31, 1996, the expense cap was 65 bp.

                           GROWTH & INCOME SERIES                                   EQUITY GROWTH SERIES
    --------------------------------------------------------------------  ----------------------------------------
                             FOR THE YEAR ENDED                                      FOR THE YEAR ENDED
    --------------------------------------------------------------------  ----------------------------------------
        1998          1997           1996          1995         1994          1998          1997          1996
    ------------  ------------   ------------  ------------  -----------  ------------  ------------  ------------
    $771,268,461  $376,260,408   $207,612,426  $124,811,731  $94,583,300  $688,448,565  $426,312,188  $299,127,686
           0.63%         0.64%          0.67%         0.68%        0.67%         0.64%         0.65%         0.73%
           0.63%         0.64%          0.65%         0.65%        0.65%         0.64%         0.65%      0.73%(1)
           0.30%         0.65%          1.02%         1.49%        1.35%         0.22%         0.43%       (0.17%)
           0.30%         0.65%          1.04%         1.47%        1.37%         0.22%         0.43%       (0.17%)
             75%           87%           142%          155%          21%          104%           91%          133%

        EQUITY GROWTH SERIES
     --------------------------
         FOR THE YEAR ENDED
     --------------------------
         1995          1994
     ------------  ------------
     $222,362,390  $148,817,830
            0.75%         0.76%
            0.75%         0.75%
            0.41%         0.08%
            0.41%         0.11%
              62%           75%

           AGGRESSIVE EQUITY SERIES+                       HIGH YIELD BOND SERIES ++
    ---------------------------------------   ----------------------------------------------------
              FOR THE YEAR ENDED                               FOR THE YEAR ENDED
    ---------------------------------------   ----------------------------------------------------
       1998          1997          1996*         1998          1997          1996         1995*
    -----------   -----------   -----------   -----------   -----------   -----------   ----------
    $81,327,707   $25,857,650   $15,479,130   $94,870,981   $39,700,131   $15,372,686   $8,997,595
          1.10%         1.33%         1.59%         0.63%         0.74%         1.25%        1.32%
          1.00%         1.00%         1.00%         0.60%         0.60%         0.60%        0.60%
               )%
          (0.41        (0.52%)       (0.72%)        8.64%         8.46%         8.34%        8.45%
               )%
          (0.31        (0.19%)       (0.13%)        8.67%         8.60%         9.00%        7.73%
           121%          243%          186%           83%          109%          107%          21%

                        DIVERSIFIED INVESTORS PORTFOLIOS
                   Notes to Financial Statements (continued)

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               INTERNATIONAL EQUITY SERIES+++
                                                              -----------------------------------------------------------------
                                                                                     FOR THE YEAR ENDED
                                                              -----------------------------------------------------------------
                                                                  1998              1997              1996             1995*
                                                              ------------      ------------      ------------      -----------
Net assets, end of period...................................  $320,218,173      $205,306,068      $148,184,897      $83,446,315
Ratio of expenses to average net assets.....................         0.88%             0.88%             0.96%            0.83%
Ratio of expenses to average net assets (net of
 reimbursements)............................................         0.87%             0.87%             0.90%            0.80%
Ratio of net investment income (loss) to average net
 assets.....................................................         1.05%             0.90%             1.12%            0.53%
Ratio of net investment income (loss) to average net assets
 (net of reimbursements)....................................         1.06%             0.91%             1.18%            0.50%
Portfolio turnover..........................................           33%               31%               29%               7%

---------------

*    Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Investors Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Government/Corporate Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") at December 31, 1998, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York

February 17, 1999

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